UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Oportun Financial Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of the Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2 Circle Star Way

San Carlos, CA 94070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held at 8:00 a.m., Pacific Time, on Friday, July 18, 2025

May 28, 2025

Dear Oportun Stockholder:

I am pleased to invite you to attend the 2025 Annual Meeting of Stockholders (together with any postponement, adjournment or delay thereof, the “Annual Meeting”) of Oportun Financial Corporation (“Oportun” or the “Company”) to be held at 8:00 a.m., Pacific Time, on Friday, July 18, 2025. The Annual Meeting will be held virtually on the internet and will be available at www.cesonlineservices.com/oprt25_vm.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

1)	To elect two Class III directors to serve for a term of three years until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified.

2)	To approve an amendment to our Certificate of Incorporation to eliminate supermajority voting provisions and make certain other administrative changes.

3)	To approve an amendment to our Certificate of Incorporation to declassify our board of directors and provide for the annual election of directors.

4)	To approve, on an advisory basis, our named executive officer compensation, as described in the proxy materials.

5)	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025.

6)	To conduct any other business properly brought before the Annual Meeting.

The Board of Directors (the “Board”) urges you to read the accompanying proxy statement and unanimously recommends a vote “FOR” each of Oportun’s director nominees and “FOR” Proposals 2, 3, 4 and 5.

The Board has fixed the close of business on May 27, 2025 as the record date for the Annual Meeting. Only stockholders of record as of the close of business on May 27, 2025 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

The accompanying proxy statement and our annual report can be accessed by visiting: www.proxyvotenow.com/oprt. The proxy statement and the GREEN proxy card and GREEN voting instruction form are first being made available to stockholders on or about May 28, 2025.

Your vote will be especially important at the Annual Meeting. As you may know, Findell Capital Partners, LP (collectively with its affiliates, “Findell Capital”), a New York-based hedge fund and activist investor, has notified the Company that it intends to nominate one candidate for election to the Board at the Annual Meeting, in opposition to one of the two nominees recommended by the Board. You may receive proxy solicitation materials from Findell Capital, including proxy statements and proxy cards. These materials are not from Oportun. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, Findell Capital contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Findell Capital or any statements that Findell Capital or its representatives have made or may otherwise make. The Board strongly urges you NOT to sign or return any proxy card or voting instruction form sent to you, by or on behalf of, Findell Capital.

Your vote is very important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote by proxy over the internet, by telephone or by following the instructions on the enclosed GREEN proxy card or GREEN voting instruction form.

This notice forms a part of the proxy statement to which it is attached. Throughout the proxy statement, capitalized terms that are not otherwise defined have the meaning given to them in this notice.

We appreciate and encourage stockholder feedback. We are confident that our slate of nominees has the right mix of professional achievements, skills, experiences and reputations to serve as stockholder representatives overseeing the management of the Company. We are committed to engaging with our stockholders and to continuing to respond to stockholder feedback about the Company, and we believe that our candidates are in the best position to oversee the execution of our strategic plan to achieve long-term growth and deliver stockholder value. The Board urges you to vote on the GREEN proxy card or GREEN voting instruction form “FOR” Oportun’s director nominees (Carlos Minetti and Raul Vazquez). On behalf of the Board, I would like to express our appreciation for your ongoing support of Oportun and our mission to provide inclusive, affordable financial services.

Sincerely,

Raul Vazquez

Chief Executive Officer

If you have any questions or require assistance with voting your enclosed GREEN proxy card or GREEN voting instruction form, please contact our proxy solicitation firm:

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Stockholders may call toll free: (877) 800-5195

Banks and Brokers may call collect: (212) 750-5833

YOUR VOTE IS VERY IMPORTANT

Your vote is especially important at the Annual Meeting. Findell Capital, a New York-based hedge fund and activist investor, has notified the Company that it intends to nominate one candidate for election to the Board at the Annual Meeting, in opposition to one of the two nominees recommended by the Board. You may receive proxy solicitation materials from Findell Capital, including proxy statements and proxy cards. These materials are not from Oportun. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, Findell Capital or its nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Findell Capital or any statements that Findell Capital or its representatives have made or may otherwise make.

The Board strongly urges you NOT to sign or return any proxy card or voting instruction form sent to you by, or on behalf of, Findell Capital, even as a protest vote. If you have previously submitted a proxy card or voting instruction form sent to you by, or on behalf of, Findell Capital, you can revoke that proxy or form at any time by (i) signing, dating and mailing the enclosed GREEN proxy card or GREEN voting instruction form in the postage-paid envelope provided or (ii) following the instructions on the enclosed GREEN proxy card or GREEN voting instruction form to vote via the internet or by telephone. Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will still be voted at the Annual Meeting. Voting now will NOT limit your right to change your vote or to attend the Annual Meeting.

The Board unanimously recommends a vote “FOR” Oportun’s director nominees (Carlos Minetti and Raul Vazquez) and in accordance with the Board’s recommendation on all other proposals.

This year, your proxy card or voting instruction form looks different. As a result of Findell Capital’s actions, your proxy card or voting instruction form has more names on it than there are seats up for election. Please carefully review the GREEN proxy card or GREEN voting instruction form and only vote “FOR” the director nominees and proposals recommended by the Board.

If you have any questions or require assistance with voting your enclosed GREEN proxy card or GREEN voting instruction form, please contact our proxy solicitation firm:

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Stockholders may call toll free: (877) 800-5195

Banks and Brokers may call collect: (212) 750-5833

OPORTUN FINANCIAL CORPORATION

PROXY STATEMENT

This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (our “Board”) of Oportun Financial Corporation (“Oportun” or the “Company”) for use at the 2025 Annual Meeting of Stockholders (together with any postponement, adjournment or delay thereof, the “Annual Meeting”). This proxy statement is dated May 28, 2025, and, together with the enclosed form of GREEN proxy card, is first being made available to stockholders on May 28, 2025.

Proxy Statement Overview

This overview highlights information contained elsewhere in this proxy statement. As this overview does not contain all of the information that you should consider, we encourage you to carefully read the entire proxy statement for more information before voting.

Information about the Annual Meeting

DATE AND TIME:		MEETING:		RECORD DATE:
	July 18, 2025 8:00 a.m. Pacific Time		Virtual meeting accessible at: www.cesonlineservices.com/oprt25_vm		Close of business on May 27, 2025

How to Vote

Over the Internet: Follow the instructions on the enclosed GREEN proxy card or GREEN voting instruction form	By telephone: Follow the instructions on the enclosed GREEN proxy card or GREEN voting instruction form	By mail: Follow the instructions on the enclosed GREEN proxy card or GREEN voting instruction form	Virtually at the Annual Meeting: Follow the instructions in this proxy statement

Voting Matters and Board Recommendations

Your vote is being solicited on behalf of our Board. Our Board unanimously recommends that you vote as follows:

	Board’s recommendation	Page reference
1. Elect two Class III directors to serve for a term of three years until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified.	FOR: ☑ Carlos Minetti ☑ Raul Vazquez	18

2. Approve an amendment to our Certificate of Incorporation to eliminate supermajority voting provisions and make certain other administrative changes.	☑ FOR	19

3. Approve an amendment to our Certificate of Incorporation to declassify our Board and provide for the annual election of directors.	☑ FOR	21

4. Approve, on an advisory basis, our NEO compensation, as described in this proxy statement.	☑ FOR	22

5. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025.	☑ FOR	23

We may also transact any other business that may properly come before the Annual Meeting. As of the date of this proxy statement, we are not aware of any business to be presented in consideration other than the matters described in this proxy statement.

Your vote will be especially important at the Annual Meeting. As you may know, Findell Capital, a New York-based hedge fund and activist investor, has notified the Company that it intends to nominate one candidate for election to the Board (such person, the “Findell Nominee”), in opposition to one of the two nominees recommended by our Board. The Board does NOT endorse the Findell Nominee, and the presence of the Findell Nominee on the enclosed GREEN proxy card or GREEN voting instruction form is NOT an approval, or comment on the fitness, character, suitability or other qualifications, of the Findell Nominee. Our Board strongly urges you to NOT sign or return any proxy card or voting instruction form sent to you by, or on behalf of, Findell Capital. If you have previously submitted a proxy using the proxy card or voting instruction form sent to you by, or on behalf of, Findell Capital, please revoke that proxy and vote for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by (i) signing, dating and mailing the enclosed GREEN proxy card or GREEN voting instruction form in the postage-paid envelope provided or (ii) following the instructions on the enclosed GREEN proxy card or GREEN voting instruction form to vote via the internet or by telephone. Only your latest-dated proxy will count.

OUR BOARD URGES YOU TO VOTE ONLY ON THE GREEN PROXY CARD OR GREEN VOTING INSTRUCTION FORM FOR OUR BOARD’S NOMINEES (CARLOS MINETTI AND RAUL VAZQUEZ), TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, FINDELL CAPITAL, AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY, OR ON BEHALF OF, FINDELL CAPITAL. We are not responsible for the accuracy of any information provided by, or relating to, Findell Capital or the Findell Nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Findell Capital or any statements that Findell Capital or its representatives have made or may otherwise make.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED GREEN PROXY CARD OR GREEN VOTING INSTRUCTION FORM AND PROMPTLY SUBMIT YOUR PROXY, AS DESCRIBED ON THE GREEN PROXY CARD OR GREEN VOTING INSTRUCTION FORM. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED GREEN PROXY CARD OR GREEN VOTING INSTRUCTION FORM PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES.

If you have any questions or require assistance with voting your enclosed GREEN proxy card or GREEN voting instruction form, please contact our proxy solicitation firm:

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Stockholders may call toll free: (877) 800-5195

Banks and Brokers may call collect: (212) 750-5833

i

DIRECTORS

Name	Age	Director since	Independent	Committees

Director nominees whose terms would expire in 2028 if elected at the Annual Meeting

Carlos Minetti	63	2024	✓	• Credit Risk and Finance

				• Nominating, Governance and Social Responsibility

Raul Vazquez	53	2012		None

Directors whose terms expire in 2026

Jo Ann Barefoot	75	2016	✓	• Credit Risk and Finance

				• Nominating, Governance and Social Responsibility

Sandra A. Smith	54	2021	✓	• Audit and Risk (Chair)

				• Credit Risk and Finance

Mohit Daswani	50	2024	✓	• Audit and Risk

				• Compensation and Leadership

Directors whose terms expire in 2027

Ginny Lee	58	2021	✓	• Compensation and Leadership

				• Nominating, Governance and Social Responsibility (Chair)

Louis Miramontes	70	2014	✓	• Audit and Risk

				• Compensation and Leadership (Chair)

Richard Tambor	63	2024	✓	• Credit Risk and Finance

				• Nominating, Governance and Social Responsibility

Directors whose terms expire at the Annual Meeting

Scott Parker	58	2024	✓	• Audit and Risk

				• Compensation and Leadership

R. Neil Williams Lead Independent Director	72	2017	✓	• Credit Risk and Finance (Chair)

CORPORATE GOVERNANCE HIGHLIGHTS

Our Board is committed to exercising good corporate governance practices, which include:

•	Lead Independent Director of the Board

•	Board comprised almost entirely of independent directors – nine of the 10 directors are independent

•	Enhanced bylaws that do not contain supermajority voting provisions

•	Majority voting in uncontested elections of directors

•	Each standing committee composed exclusively of independent directors

•	Regular committee meetings throughout the year, including executive sessions without management

•	Committee authority to retain independent advisors

•	Annual Board and committee evaluations

ii

•	Stock ownership guidelines for our Section 16 officers and Board

•	Robust code of business conduct

•	Robust insider trading and related party transactions policies

•	Robust clawback policies

EXECUTIVE COMPENSATION HIGHLIGHTS

We pay for performance and manage Oportun for the long-term

Effective Design	• Focus on superior corporate results and stockholder value creation, with appropriate consideration of risk
• Foster a performance-based culture, where rewards are distributed based upon results-focused goals
• Recognize and reward our executive officers fairly for achieving or exceeding rigorous corporate and individual objectives
• Balance compensation philosophy by utilizing a mix of cash and equity, short-term and long-term elements, and fixed and variable (at-risk) incentives
• Implement a performance-based restricted stock unit (“PSU”) program for our executives
• Commit to our mission

Governance Practices	• Engage an independent compensation consultant who works exclusively for the compensation and leadership committee
• Maintain robust stock ownership and holding requirements
• Conduct an annual advisory “Say-on-Pay” vote
• Establish clawback policies providing ability to recover incentive cash compensation and performance-based equity awards in circumstances of a financial restatement
• Disallow hedging or pledging of stock

iii

Table of Contents

Page

Voting and Meeting Information	1

Proposal No. 1 Election of Directors	18

Proposal No. 2 Approval of an Amendment to our Certificate of Incorporation to Eliminate Supermajority Voting Provisions and Make Certain Other Administrative Changes	19

Proposal No. 3 Approval of an Amendment to our Certificate of Incorporation to Declassify the Board and Provide for the Annual Election of Directors	21

Proposal No. 4 Advisory Vote on Executive Compensation	22

Proposal No. 5 Ratification of Appointment of Independent Registered Public Accounting Firm	23

Principal Accountant Fees and Services	24

Directors, Executive Officers and Corporate Governance	25

Board of Directors Biographies	36

Non-Employee Director Compensation	39

Report of the Audit and Risk Committee	42

Security Ownership of Certain Beneficial Owners and Management and Related Stockholders Matters	43

Executive Officer Biographies	45

Executive Compensation	46

Report of the Compensation and Leadership Committee	70

Certain Relationships and Related Transactions	75

Other Matters	79

Appendix A - Reconciliation of Non-GAAP Financial Measures	80

Appendix B – Amendment to Certificate of Incorporation (Elimination of Supermajority Provisions)	84

Appendix C – Amendment to Certificate of Incorporation (Declassification)	86

Appendix D – Additional Information Regarding Participants in the Solicitation	88

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding our goals, commitments, and strategies. These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks and uncertainties that are discussed in the “Risk Factors” section of the Company’s

Annual Report on Form 10-K for the year ended December 31, 2024, as amended, that has been filed with the Securities and Exchange Commission (“SEC”) and subsequent filings we may make with the SEC from time to time. We assume no obligation to update any forward-looking statements or information after the date of this proxy statement.

Voting and Meeting Information

The information provided in this “Voting and Meeting Information” section is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website in this proxy statement are inactive textual references only.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE READ THIS PROXY STATEMENT AND SIGN, DATE AND MAIL YOUR GREEN PROXY CARD OR GREEN VOTING INSTRUCTION FORM OR SUBMIT YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE (USING THE INSTRUCTIONS FOUND ON YOUR GREEN PROXY CARD OR GREEN VOTING INSTRUCTION FORM) AS SOON AS POSSIBLE.

Why am I receiving these proxy materials? What matters am I voting on?

The Board is soliciting your proxy for use at the Annual Meeting because you owned shares of the Company’s common stock, par value $0.0001 per share (the “common stock”), at the close of business on May 27, 2025 (the “Record Date”), and, therefore, are entitled to receive notice of and vote at the Annual Meeting on the following proposals.

•	Proposal No. 1: Election of two Class III directors to serve until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified;

•	Proposal No. 2: Approval of an amendment to our Certificate of Incorporation to eliminate supermajority voting provisions and make certain other administrative changes;

•	Proposal No. 3: Approval of an amendment to our Certificate of Incorporation to declassify our Board and provide for the annual election of directors;

•	Proposal No. 4: Approval, on an on an advisory basis, our NEO compensation, as described in this proxy statement; and

•	Proposal No. 5: Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025.

Is my vote important?

Yes. Your vote will be especially important at the Annual Meeting. As you may know, Findell Capital has notified the Company that it intends to nominate the Findell Nominee for election to the Board at the Annual Meeting, in opposition to one of the two nominees recommended by our Board. Our Board does NOT endorse the Findell Nominee, and the presence of the Findell Nominee on the enclosed GREEN proxy card or GREEN voting instruction form is NOT an approval, or comment on the fitness, character, suitability or other qualifications, of the Findell Nominee.

Our Board strongly urges you to NOT sign or return any proxy card or voting instruction form sent to you by, or on behalf of, Findell Capital. If you have previously submitted a proxy using the proxy card or voting instruction form sent to you by, or on behalf of, Findell Capital, please revoke that proxy and vote for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by (i) signing, dating and mailing the enclosed GREEN proxy card or GREEN voting instruction form in the postage-paid envelope provided or (ii) following the instructions on the enclosed GREEN proxy card or GREEN voting instruction form to vote via the internet or by telephone. Only your latest-dated proxy will count.

1

OUR BOARD URGES YOU TO VOTE ONLY ON THE GREEN PROXY CARD OR GREEN VOTING INSTRUCTION FORM FOR OUR BOARD’S NOMINEES (CARLOS MINETTI AND RAUL VAZQUEZ), TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, FINDELL CAPITAL, AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY, OR ON BEHALF OF, FINDELL CAPITAL. We are not responsible for the accuracy of any information provided by, or relating to, Findell Capital or the Findell Nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Findell Capital or any statements that Findell Capital or its representatives have made or may otherwise make.

How does our Board recommend I vote on these proposals?

Our Board recommends that you vote:

•	“FOR” the election of Carlos Minetti and Raul Vazquez, the two Class III director nominees of our Board;

•	“FOR” the approval of an amendment of our Certificate of Incorporation to eliminate supermajority voting provisions and make certain other administrative changes;

•	“FOR” the approval of an amendment of our Certificate of Incorporation to declassify our Board and provide for the annual election of directors;

•	“FOR” the approval, on an on an advisory basis, of our NEO compensation, as described in this proxy statement; and

•	“FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025.

Please carefully review the GREEN proxy card or GREEN voting instruction form and only vote “FOR” the nominees and proposals recommended by our Board.

What if another matter is properly brought before the Annual Meeting?

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in this proxy statement as proxyholders will vote on those matters in accordance with their best judgment to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

How do I attend and participate in the Annual Meeting?

The Annual Meeting will be held virtually. Although you will not be able to attend the Annual Meeting at a physical location, we have designed the Annual Meeting to provide stockholders the opportunity to participate virtually to facilitate stockholder attendance and provide a consistent experience to all stockholders, regardless of location.

You will be able to participate in the Annual Meeting if you were a stockholder of record on the Record Date or hold a valid legal proxy for the Annual Meeting. To attend the Annual Meeting and/or vote electronically, you will need the control number included on your GREEN proxy card or GREEN voting instruction form that accompanied your proxy materials.

To participate in the Annual Meeting, please visit: www.cesonlineservices.com/oprt25_vm. You may begin to log into the meeting platform beginning at 7:45 a.m., Pacific Time, on Friday, July 18, 2025. The webcast will begin promptly at 8:00 a.m., Pacific Time. To attend and vote at the Annual Meeting, you must have pre-registered using the instructions provided below.

The virtual meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plug-ins. Please ensure that you have a strong internet connection wherever you intend to participate in the Annual Meeting. Please also give yourself sufficient time to log-in before the Annual Meeting starts.

If you encounter any technical difficulties with the virtual meeting website on the day of the Annual Meeting, please call the technical support number that will be listed in your reminder email sent the night before the Annual Meeting. Technical support will be available starting at 7:45 a.m., Pacific Time, and until the Annual Meeting has finished.

2

What do I need to do to be able to vote at the Annual Meeting?

Stockholders of Record

If, on the Record Date, your shares of common stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered a “stockholder of record.”

In order to attend the Annual Meeting, stockholders of record will need to pre-register by 8:00 a.m., Pacific Time, on Thursday, July 17, 2025. To pre-register, please visit www.cesonlineservices.com/oprt25_vm with the control number from your GREEN proxy card. After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk email folder. Registration requests must be received no later than 8:00 a.m., Pacific Time, on Thursday, July 17, 2025. You must pre-register and receive a confirmation email in order to vote or submit a question during the Annual Meeting.

If you have any questions or require any assistance with pre-registering, please contact Innisfree M&A Incorporated, our proxy solicitor in connection with the Annual Meeting. Stockholders may call toll-free at (877) 800-5195. Banks and brokers may call collect at (212) 750-5833.

Beneficial Owners

If, on the Record Date, your shares of common stock were held not in your name, but rather by a broker, bank, or other nominee, then you are the “beneficial owner” of shares held in “street name” and the Annual Meeting materials will be forwarded to you by your broker, bank or other nominee. Your broker, bank or nominee is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. Since you are not the stockholder of record, you may vote your shares during the Annual Meeting only by obtaining a “legal proxy” and following the instructions from your broker, bank or other nominee.

In order to attend the Annual Meeting, beneficial owners will need to pre-register by 8:00 a.m., Pacific Time, on Thursday, July 17, 2025. To pre-register, please visit www.cesonlineservices.com/oprt25_vm with the control number from your GREEN voting instruction form or other instructions received from your broker, bank or other nominee. After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk email folder. Registration requests must be received no later than 8:00 a.m., Pacific Time, on Thursday, July 17, 2025.

We encourage you to vote in advance of the Annual Meeting. Beneficial owners who intend to vote during the Annual Meeting must obtain and submit a legal proxy from their broker, bank or other nominee. Most brokers, banks or other nominees allow a stockholder to obtain a legal proxy either online or by mail. Follow the instructions provided by your broker, bank or other nominee. If you request a legal proxy online and do not receive an email containing your legal proxy within two business days of such request, contact your broker, bank or other nominee. If you request a legal proxy by mail and do not receive it within five business days of such request, contact your broker, bank or other nominee.

You may submit your legal proxy either (i) in advance of the Annual Meeting by attaching the legal proxy (or an image thereof in PDF, JPG, JPEG, GIF or PNG file format) in an email to OPRTRegister@Proxy-Agent.com; or (ii) along with your vote during the Annual Meeting. We must have your legal proxy in order for your vote submitted during the Annual Meeting to be valid. To avoid any technical difficulties on the day of the Annual Meeting, we encourage you to submit your legal proxy in advance in an email to OPRTRegister@Proxy-Agent.com to ensure that your vote is counted. Multiple legal proxies must be combined into one document for purposes of uploading them to the Annual Meeting website.

If you have any questions or require any assistance with pre-registering, please contact Innisfree M&A Incorporated, our proxy solicitor in connection with the Annual Meeting. Stockholders may call toll-free at (877) 800-5195. Banks and brokers may call collect at (212) 750-5833.

3

May I ask questions at the Annual Meeting?

Stockholders who have completed the registration process in advance of the Annual Meeting may submit written comments or questions during the meeting by typing in the “Ask a Question” box and clicking the “Send” button that will be available on the meeting website during the meeting. Please see above for information on registering to attend the Annual Meeting.

We will only answer questions related to procedural matters during the Annual Meeting. Questions received during the Annual Meeting will be answered as the allotted meeting time permits. If we receive substantially similar questions, we may group them together and provide a single response to avoid repetition. In light of the number of business items on the meeting agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to have a question or comment addressed during the Annual Meeting will be able to do so. We also reserve the right to exclude questions that relate to personal matters or are not relevant to meeting matters, as well as to edit profanity or other inappropriate language.

How do I vote?

We strongly encourage you to vote by proxy over internet, by telephone or by mail prior to the Annual Meeting. Regardless of how you hold your shares, voting by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

Stockholders of Record

If you are a stockholder of record, there are four ways to vote:

•	Over the internet by following the instructions on the enclosed GREEN proxy card.
•	By toll-free telephone by following the instructions on the enclosed GREEN proxy card.
•	By signing, dating and returning the enclosed GREEN proxy card.
•	By voting at the Annual Meeting by clicking on the “Shareholder Ballot” link that will be available at www.cesonlineservices.com/oprt25_vm during the Annual Meeting.

We strongly encourage you to vote online, by telephone or by mail prior to the Annual Meeting by following the instructions provided on the GREEN proxy card, even if you plan to attend the Annual Meeting.

This year, your proxy card looks different. As a result of the actions of Findell Capital, your GREEN proxy card has more names on it than there are seats up for election. Please carefully review the GREEN proxy card and only vote “FOR” the nominees and proposals recommended by our Board.

If you have any questions or require any assistance with voting, please contact Innisfree M&A Incorporated, our proxy solicitor in connection with the Annual Meeting. Stockholders may call toll-free at (877) 800-5195. Banks and brokers may call collect at (212) 750-5833.

Beneficial Owners

If you are a beneficial owner, you will receive a GREEN voting instruction form from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Please see “What do I need to do to be able to vote at the Annual Meeting?” for additional information on voting at the Annual Meeting by beneficial owners.

This year, your voting instruction form looks different. As a result of the actions of Findell Capital, your GREEN voting instruction form has more names on it than there are seats up for election. Please carefully review the GREEN voting instruction form and only vote “FOR” the nominees and proposals recommended by our board of directors.

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What is a proxy?

A proxy is your legal designation of another person to vote the shares that you own at the Annual Meeting. The person you designate is your “proxy,” and you give your proxy authority to vote your shares as you instruct by completing and returning one or more proxy card. By voting by proxy, each stockholder is able to cast his or her vote without having to virtually attend the Annual Meeting. Our Board has designated Raul Vazquez and Kathleen Layton, and each of them, with full power of substitution, to serve as proxy holders for the Annual Meeting.

Even if you plan to virtually attend the Annual Meeting, we recommend that you vote using the enclosed GREEN proxy card or GREEN voting instruction form prior to the Annual Meeting to ensure that your shares will be represented.

When GREEN proxy cards or GREEN voting instruction forms are properly dated, signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the GREEN proxy card or GREEN voting instruction form is dated and signed but no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board as described in this proxy statement. If you sign and return your GREEN proxy card or GREEN voting instruction form, the proxy holders will vote your shares according to their discretion on any proposal to adjourn the Annual Meeting, including for the purpose of soliciting votes in accordance with our board of directors’ recommendations, and on any other proposals and other matters that may be brought before the Annual Meeting. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Execution and delivery of a proxy by a stockholder of record will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Can I change my vote or revoke my proxy?

Stockholders of Record

If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote over Internet or by telephone;
•	completing and returning a later-dated proxy card;
•	notifying the Corporate Secretary of Oportun Financial Corporation, in writing, at Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070; or
•	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Beneficial Owners

If you are a beneficial owner, you may revoke your proxy or change your vote only by following the instructions provided by your broker, bank or other nominee.

IF YOU HAVE ALREADY VOTED USING FINDELL CAPITAL’S PROXY CARD, WE URGE YOU TO

REVOKE THAT VOTE BY USING THE ENCLOSED GREEN PROXY CARD OR GREEN VOTING INSTRUCTION

FORM TO VOTE “FOR” THE NOMINEES AND PROPOSALS RECOMMENDED BY OUR BOARD.

Are a certain number of shares required to be present at the Annual Meeting?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold the meeting and conduct business under our amended and restated bylaws and Delaware law. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting for the transaction of business. If a quorum is established, each stockholder entitled to vote at the Annual Meeting will be entitled to one vote for each share of stock entitled to vote held by such stockholder as of the close of business on the Record Date. On the Record Date, there were 43,870,399 shares of common stock outstanding and entitled to vote. To have a quorum the holders of shares representing an aggregate of 21,935,200 votes must be present, virtually or by proxy, at the Annual Meeting. Proxies received but marked as abstentions and “broker non-votes,” if any, will be included in the calculation of the number of votes considered to be present at the Annual Meeting and will be counted for quorum purposes.

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What are “broker non-votes”? What is discretionary voting?

If, on the Record Date, your shares were held by a broker, bank or other nominee, then you are the “beneficial owner” of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other nominee. Please see “What do I need to do to be able to vote at the Annual Meeting?” for information on how to vote at the Annual Meeting.

A “broker non-vote” occurs when a broker who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules (the “Broker Rules”), does not have discretionary authority to vote on a matter. If you are a beneficial owner and do not provide voting instructions to your broker, bank or other nominee, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker, bank or other nominee does not have discretionary authority. A broker, bank or other nominee does not have the authority to vote shares on any “non-routine” proposal, except in accordance with voting instructions received from you. On the other hand, your broker, bank or other nominee may vote your shares on “routine” proposals, if the broker, bank or other nominee has transmitted proxy-soliciting materials to you, as the beneficial owner of the shares, but has not received voting instructions from you on such proposals. Applicable national exchange rules determine whether proposals are “routine” or “non-routine.”

To the extent that your broker, bank or other nominee provides you with Findell Capital’s proxy materials (in addition to the Company’s proxy materials), none of the matters to be considered at the Annual Meeting will be considered “routine” under the Broker Rules. In such instance, if you do not provide voting instructions to your broker, bank or other nominee, your broker, bank, or other nominee will not have authority to vote your shares on Proposal Nos. 1, 2, 3, 4 or 5. As a result, if you are a beneficial owner, we encourage you to instruct your broker, bank or other nominee how to vote your shares using the enclosed GREEN voting instruction form.

However, to the extent that your broker, bank or other nominee does not provide you with Findell Capital’s proxy materials (in addition to the Company’s proxy materials), your broker, bank or other nominee will be entitled to vote your shares on “routine” matters, such as Proposal No. 5 (ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025), without instructions from you. In that event, your broker, bank or other nominee is not entitled to vote your shares on “non-routine” items. If your shares are voted on Proposal No. 5 by your broker, bank or other nominee, your shares will constitute “broker non-votes” on each of the “non-routine” proposals (i.e., Proposals Nos. 1, 2, 3 and 4).

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What vote is required to approve each proposal?

The vote required to approve each proposal, the effect of “broker non-votes,” if any, and the effect of abstentions are set forth below.

Proposal and Description		Vote Required	Effect of “Broker Non-Votes”	Effect of Abstentions
1 —	Election of two Class III directors to serve until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified

The two nominees receiving a plurality of the votes cast at the Annual Meeting will be elected.(1) “Withhold” votes will have no effect. “Plurality” means that the two nominees who receive the largest number of votes cast “For” such nominees are elected as directors.

			No Effect	Not applicable

2 —	Approval of an amendment to our Certificate of Incorporation to eliminate supermajority voting provisions and make certain other administrative changes

“For” votes from the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors

			Counts Against	Counts Against

3 —	Approval of an amendment to our Certificate of Incorporation to declassify our Board and provide for the annual election of directors

“For” votes from the holders of at least sixty-six and two-thirds percent (66 2/3%) of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors

			Counts Against	Counts Against

4 —	Approval, on an advisory basis, of our NEO compensation, as described in this proxy statement

“For” votes from the holders of a majority of the voting power present in person, by remote communication (if applicable), or represented by proxy duly authorized at the Annual Meeting and entitled to vote on the subject matter

			No Effect	Counts Against

5 —	Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025

“For” votes from the holders of a majority of the voting power present in person, by remote communication (if applicable), or represented by proxy duly authorized at the Annual Meeting and entitled to vote on the subject matter

			No Effect	Counts Against

(1)	As a result of the contested nature of the Annual Meeting, majority voting in the election of directors is not applicable at the Annual Meeting.

Who counts the votes?

We will retain an independent inspector of elections to tabulate the votes cast by proxy and in person at the Annual Meeting.

Who is Findell Capital? How is Findell Capital involved in the Annual Meeting?

Findell Capital is a New York-based hedge fund and activist investor that owns approximately 7.4% of our common stock. Findell Capital has notified us that it intends to nominate the Findell Nominee for election to the Board at the Annual Meeting, in opposition to one of the two nominees recommended by our Board. You may receive proxy solicitation materials from Findell Capital, including proxy statements and proxy cards. Our Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, Findell Capital contained in any proxy solicitation materials filed or

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disseminated by, or on behalf of, Findell Capital or any statements that Findell Capital or its representatives have made or may otherwise make. Our Board strongly urges you NOT to sign or return any proxy card or voting instruction form sent to you, by or on behalf of, Findell Capital.

Our Board does NOT endorse the Findell Nominee and unanimously recommends that you vote “FOR” the election of the individuals nominated by our Board: Carlos Minetti and Raul Vazquez. The presence of the Findell Nominee on the enclosed GREEN proxy card and GREEN voting instruction form is NOT an approval, or comment on the fitness, character, suitability or other qualifications, of the Findell Nominee. Our Board urges you to disregard any materials and NOT to sign, return or vote using any proxy card sent to you by, or on behalf, of Findell Capital, even as a protest vote.

If you have already voted using Findell Capital’s proxy card, you have every right to change your vote by (i) voting a later dated GREEN proxy card or GREEN voting instruction form or (ii) attending the Annual Meeting and voting your shares. Only your latest-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions above under “Can I change my vote or revoke my proxy?” If you need assistance with voting or have any questions, please contact Innisfree, our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll free at (877) 750-8240. Banks and brokers may call collect at (212) 750-5833.

Our Board does NOT endorse the election of the Findell Nominee and urges you to vote “FOR” only the nominees recommended by our Board: Carlos Minetti and Raul Vazquez.

You can best support us—and ensure our continued progress—by following the instructions on the enclosed GREEN proxy card or GREEN voting instruction form to vote “FOR” the nominees recommended by our Board: Carlos Minetti and Raul Vazquez.

Our Board urges you to disregard any materials and NOT to sign, return or vote using any proxy card sent to you by, or on behalf of, Findell Capital, even as a protest vote.

Why did I receive more than one proxy card?

Because Findell Capital has submitted the Findell Nominee for election to the Board in opposition to one of the two nominees recommended by our Board, we may conduct multiple mailings prior to the Annual Meeting to ensure that stockholders have our latest information and materials to vote. In that event, we will send you a new GREEN proxy card or GREEN voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple GREEN proxy cards or GREEN voting instruction forms, if you hold shares that are registered in more than one account. Please vote the GREEN proxy card or GREEN voting instruction form for every account that you own. The latest-dated proxy you submit will be counted.

Why have I received different color proxy cards? What should I do if I receive a proxy card from Findell Capital?

You may receive proxy solicitation materials from Findell Capital, including proxy statements and proxy cards. Our Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, Findell Capital contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Findell Capital or any statements that Findell Capital or its representatives have made or may otherwise make. The Board strongly urges you NOT to sign or return any proxy card or voting instruction form sent to you, by or on behalf of, Findell Capital.

We have provided you with the enclosed GREEN proxy card or GREEN voting instruction form. Our Board does NOT endorse the Findell Nominee, and the presence of the Findell Nominee on the enclosed GREEN proxy card and GREEN voting instruction form is NOT an approval, or comment on the fitness, character, suitability or other qualifications, of the Findell Nominee. Our Board strongly urges you to discard any card or solicitation materials that may be sent to you by Findell Capital and NOT sign or return any proxy card sent to you by, or on behalf of, Findell Capital. If you have already voted using Findell Capital’s

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proxy card, you have every right to change your vote by (i) voting a later dated GREEN proxy card or GREEN voting instruction form or (ii) attending the Annual Meeting and voting your shares. Only your latest-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions above under “Can I change my vote or revoke my proxy?”

Our Board does NOT endorse the election of the Findell Nominee and urges you to vote “FOR” only the nominees recommended by our Board: Carlos Minetti and Raul Vazquez.

You can best support us—and ensure our continued progress—by following the instructions on the GREEN proxy card or GREEN voting instruction form to vote “FOR” the nominees recommended by our Board: Carlos Minetti and Raul Vazquez.

Our Board urges you to disregard any materials and NOT to sign, return or vote using any proxy card sent to you by, or on behalf of, Findell Capital, even as a protest vote.

Is the Company using a universal proxy card in connection with voting at the Annual Meeting?

Yes. The SEC has adopted Rule 14a-19 under the Exchange Act, commonly referred to as the “universal proxy rules,” requiring the use of a universal proxy card by most public companies in contested director elections. This means that all of the Company’s director nominees and any nominees of stockholders will be listed on each proxy card that is sent to stockholders in connection with a contested meeting. Stockholders may vote for nominees from either or both of the Company’s slate and the dissident slate, but in any event may not vote for more nominees than there are seats available to be filled.

Because Findell Capital has provided notice of its intent to solicit votes to elect the Findell Nominee to the Board at the Annual Meeting, this year’s director elections are considered contested and a universal proxy card will be used. We and Findell Capital will each use our own version of a universal proxy card containing the names of the individuals nominated by our Board—which individuals are Carlos Minetti and Raul Vazquez—and the Findell Nominee. Even though we are required to include the Findell Nominee on our GREEN proxy card and GREEN voting instruction form, it does NOT mean that we recommend voting for the Findell Nominee. The Board does NOT endorse the Findell Nominee, and the presence of his name on the GREEN proxy card and GREEN voting instruction form is NOT an approval of the Findell Nominee’s fitness, character, suitability or other qualifications. Our Board unanimously recommends that you vote “FOR” the election of the individuals nominated by our Board: Carlos Minetti and Raul Vazquez.

What happens if I return a GREEN proxy card but give voting instructions for fewer than two candidates?

If an undervote (that is, voting “FOR” with respect to fewer than two nominees on Proposal No. 1) occurs on a GREEN proxy card, then the shares represented by that GREEN proxy card will be voted as marked. No discretionary authority is available to vote shares represented by an undervoted proxy card for the remaining director seats up for election.

What happens if I return a GREEN proxy card but give voting instructions for more than two candidates?

If an overvote (that is, voting “FOR” with respect to more than two nominees on Proposal No. 1) occurs on a GREEN proxy card, then the shares represented by that GREEN proxy card will be invalid and will not be counted on Proposal No. 1. Votes on other matters on that GREEN proxy card can be counted, including for purposes of determining a quorum.

What happens if Findell Capital withdraws or abandons its solicitation or fails to comply with the new universal proxy rules, and I already granted proxy authority in favor of Findell Capital?

If Findell Capital withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still use a GREEN proxy card or GREEN voting instruction form to submit a later-dated vote over internet, by telephone or by mail.

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If you do not revoke a proxy given in favor of the Findell Nominee prior to the Annual Meeting and Findell Capital withdraws or abandons its solicitation or fails to comply with the requirements of the universal proxy rules or our amended and restated bylaws (by, for example, failing to solicit the requisite number of holders of our outstanding common stock), any votes cast in favor of the Findell Nominee will be disregarded and not counted, whether such vote is provided on the GREEN proxy card or GREEN voting instruction form or a white proxy card or white voting instruction form.

Our Board does NOT endorse the election of the Findell Nominee and urges you to vote “FOR” only the nominees recommended by our Board: Carlos Minetti and Raul Vazquez.

You can best support us—and ensure our continued progress—by following the instructions on the enclosed GREEN proxy card or GREEN voting instruction form to vote “FOR” the nominees recommended by our Board: Carlos Minetti and Raul Vazquez.

Our Board urges you to disregard any materials and NOT to sign, return or vote using any proxy card sent to you by, or on behalf of, Findell Capital, even as a protest vote.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be reported in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Oportun or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

May I inspect the stockholder list?

For a period of 10 days prior to the Annual Meeting, a list of stockholders of record as of the record date will be available for examination by stockholders of record during normal business hours at the Company’s principal offices as long as the examination is for a purpose germane to the Annual Meeting.

When are stockholder proposals due for next year’s annual meeting of stockholders?

Requirements for stockholder proposals to be considered for inclusion in our proxy materials.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the 2026 annual meeting of stockholders must be received by us not later than January 28, 2026, in order to be considered for inclusion in our proxy materials for that meeting.

Requirements for stockholder proposals to be brought before an annual meeting.

Our amended and restated bylaws provide that, for stockholder director nominations or other proposals to be considered at an annual meeting but not included in our proxy statement, the stockholder must give timely notice thereof in writing to our Corporate Secretary at Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070. To be timely for the 2026 annual meeting of stockholders, a stockholder’s notice must be received by our Corporate Secretary at our principal executive offices not later than

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5:00 p.m., Pacific Time, on April 19, 2026, and not earlier than 8:00 a.m., Pacific Time, on March 20, 2026, provided, however, that if the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the first anniversary of the preceding year’s annual meeting, the notice to be timely must be received by our Corporate Secretary not earlier than 8:00 a.m., Pacific Time, on the 120th day prior to the day of such annual meeting and not later than 5:00 p.m., Pacific Time, on the later of the 90th day prior to the day of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting was first made by Oportun. A stockholder’s notice to the Corporate Secretary must also set forth the information required by our amended and restated bylaws.

In addition to satisfying the requirements of our amended and restated bylaws, including the earlier notice deadlines set forth above and therein, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees (other than our nominees) must also provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act, no later than May 19, 2026.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained on our investor relations website (http://investor.oportun.com/corporate-governance/governance-documents).

Who is paying for this proxy solicitation?

Our Board is soliciting your vote in connection with the Annual Meeting. Proxies will be solicited on behalf of our Board by the Company’s directors and certain executive officers and other employees of the Company. Such persons are listed in Appendix D to this proxy statement. The Company will pay all costs of soliciting proxies, preparing, printing, assembling, and delivering the Notice of Annual Meeting of Stockholders, this proxy statement and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation. Solicitation of proxies may be in person, by telephone, electronic mail or personal solicitation by the Company’s directors, officers or other employees.

As a result of the proxy contest initiated by Findell Capital, we may incur substantial additional costs in connection with the solicitation of proxies. We have retained Innisfree M&A Incorporated (“Innisfree”) to assist us in the solicitation of proxies for a fee of up to $350,000 plus out-of-pocket expenses. Innisfree expects that approximately 25 of its employees will assist in the solicitation. Our expenses related to the solicitation of proxies from stockholders this year may substantially exceed those normally spent for an annual meeting of stockholders. Such additional costs are expected to aggregate up to approximately $1,150,000, exclusive of any costs related to any litigation in connection with the Annual Meeting. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with this solicitation. These additional solicitation costs are expected to include: the fee payable to our proxy solicitor; increased mailing costs, such as the costs of additional mailings of solicitation material to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of common stock, fees payable to our strategic communications advisor; and the costs of retaining an independent inspector of election. To date, we have incurred approximately $370,000 of these solicitation costs.

Other than the persons described in this proxy statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, the Company’s employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of the solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material distributed by the Company to the beneficial owners of stock.

How can I contact Oportun’s transfer agent?

Stockholders may contact our transfer agent, Equiniti Trust Company, LLC, by calling 1-800-937-5449, by emailing helpast@equiniti.com, or by writing to EQ, PO Box 500, Newark, NJ 07101. Also see our transfer agent’s website at https://equiniti.com to get more information about these matters.

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What is “householding” and how can I obtain an additional copy of the proxy statement?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

However, due to the contested nature of the Annual Meeting, householding will not be implemented this year. If you would like a separate copy of this proxy statement or our annual report now or in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you may contact Innisfree M&A Incorporated at (877) 750-0926.

BACKGROUND TO THE SOLICITATION

The summary below details the material events and communications between the Company and Findell Capital leading up to this solicitation. This summary does not purport to catalog every conversation of or between members of our Board, the Company’s management and the Company’s advisors, on the one hand, and Findell Capital and its representatives and advisors, on the other hand.

As part of the Company’s ongoing commitment to increase stockholder value, our Board and management team regularly review the Company’s priorities and opportunities and assess them against a variety of strategic options. Consistent with its fiduciary duty, our Board seriously evaluates any credible proposal or value-creating opportunity. In service of that objective, the Company is committed to best-in-class stockholder engagement and regularly meets with stockholders (including Findell Capital) to better understand their perspectives.

The Company has been on a multi-year journey to improve operational and financial results. Those efforts are bearing fruit. In 2024, we:

•	Streamlined operations through divestiture of non-core business segments, including the sale of our credit card portfolio in November 2024;
•	Delivered operating expenses that were reduced 23% year-over-year, with a 20% decline in adjusted operating expenses;
•	Reduced our full year net loss to $79 million, an improvement of $101 million compared to 2023;
•	Achieved Adjusted Net Income of $29 million, an improvement of $100 million compared to 2023;
•	Generated Adjusted EBITDA of $105 million for the full year, an increase of $86 million compared to 2023; and
•	Achieved portfolio yield of 33.5%, an increase of 125 basis points compared to 2023.

In the first quarter of 2025, we:

•	Achieved GAAP Net income of $9.8 million, an increase of $36 million year-over-year;
•	Reduced operating expenses to $93 million, a 15% reduction year-over-year;
•	Increased Adjusted Net Income by $15 million year-over-year; and
•	Generated Adjusted EPS of $0.40, an increase of $0.31, or 344%.

These are significant achievements that validate our strategic direction.

At the same time, we have continued to thoughtfully evolve our governance practices. For example, we:

•	Added four new directors (two of whom were suggested by Findell Capital) in 2024;
•	Adopted majority voting in uncontested director elections;
•	Eliminated the supermajority vote provisions in our bylaws; and
•

Submitted a proposal to stockholders at our 2024 annual meeting of stockholders (the “2024 Annual Meeting”) to eliminate the supermajority vote provisions in our Certificate of Incorporation (we are again presenting this proposal to stockholders at the Annual Meeting).

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As a further testament to our commitment to best-in-class corporate governance, at the Annual Meeting, we are submitting a proposal to begin to declassify our Board.

Oportun is in a very different position than it was just two years ago, and we are proud of the progress we’ve made. Despite that, Findell Capital has chosen to pursue a costly and disruptive proxy contest at the Annual Meeting—a continuation of a multiyear effort to destabilize and distract our Board and management team. At the Annual Meeting, Findell Capital seeks the highly unusual outcome of removing our chief executive officer as a member of our Board. We have engaged actively, repeatedly and in good faith with Findell Capital, striving to foster a constructive and collaborative relationship, with the goal of enhancing value for all stockholders. We have been open to a reasonable resolution with Findell Capital at every turn.

Our engagement with Findell Capital and its principal, Brian Finn, began in earnest in 2023.

Many of the points raised by Findell Capital were under consideration and discussed by our Board prior to our engagement with Brian Finn and Findell Capital. For example, beginning in May 2022 and continuing through 2023, our Board regularly discussed and evaluated various operating expense reduction strategies with the goal of enhancing operational efficiency and supporting the Company’s long-term financial objectives. In addition, beginning in November 2022, our Board was actively discussing Board refreshment, including ideal Board size, composition and desired skillsets to support the Company’s strategy.

On February 9, 2023, we announced a plan to streamline operations and reduce expenses by approximately $38 million.

On March 29, 2023, Findell Capital issued a public statement that, among other things, called on the Company to further reduce operating expenses.

On April 28, 2023, Raul Vazquez, our chief executive officer, and independent directors R. Neil Williams and Carl Pascarella spoke with Mr. Finn to better understand his perspectives on the Company. At the time, Mr. Pascarella served as lead independent director.

Later on April 28, 2023, Mr. Finn sent a letter to Messrs. Williams and Pascarella regarding Findell’s perspectives on the Company and its cost structure.

On May 8, 2023, in connection with announcing our first quarter of 2023 financial results, we announced an expansion of our efforts to reduce expenses beyond those announced in February 2023, further reducing expenses by up to $83 million on an annualized basis.

On May 9, 2023, Findell Capital issued a press release applauding the Company for reducing costs and noting that the reductions were a demonstration that our Board and management team “were willing to constructively… listen to [Findell Capital’s] concerns.”

After this communication, we continued to engage regularly with Findell Capital to better understand its perspectives, with members of our Board participating in these conversations.

On October 11, 2023, we announced a series of corporate governance enhancements, including the adoption of a majority voting standard in uncontested director elections and the elimination of the supermajority vote provisions in our bylaws. We also announced that we would submit for stockholder approval at the 2024 Annual Meeting a proposal to eliminate the supermajority vote provisions in our Certificate of Incorporation.

On November 4, 2023, Carl Pascarella retired from our Board and Mr. Williams assumed the role of lead independent director.

On November 6, 2023, in connection with announcing our third quarter 2023 results, we announced a series of personnel and other cost saving measures to reduce expenses and streamline efficiency, including a reduction in force of corporate staff and plans to streamline our product suite, further reducing expenses by approximately $80 million on an annualized basis.

On November 9, 2023, Findell Capital recommended that we consider the appointment of a former executive to the Board.

On December 4, 2023, Findell Capital issued a press release. In addition to threatening a proxy fight at the 2024 Annual Meeting, Findell Capital also expressed the perspective that Mr. Vazquez should be replaced as chief executive officer and that all four of the directors whose terms would expire at the 2024 Annual Meeting should be replaced with directors who have “non-prime consumer lending experience.”

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After this communication, we continued to engage regularly with Findell Capital to better understand its perspectives, with members of our Board participating in these conversations.

On February 7, 2024, we added Messrs. Daswani and Minetti to our Board. Messrs. Daswani and Minetti each have significant experience in consumer finance, along with extensive executive and public company experience. These additions were part of our ongoing efforts to refresh our Board.

On March 7, 2024, Findell Capital nominated three individuals for election to our Board at the 2024 Annual Meeting. One of these individuals was Scott Parker, who currently serves as a member of our Board.

Following these nominations, we engaged repeatedly with Findell Capital in an effort to find a constructive and collaborative resolution to a possible proxy contest at the 2024 Annual Meeting.

On March 12, 2024, we announced a plan to reduce an additional $30 million of operating expenses.

On April 19, 2024, we entered into a cooperation agreement with Findell Capital. Under this agreement, Findell Capital agreed to withdraw its nomination of director candidates and to abide by customary “standstill” obligations. In exchange, we appointed Mr. Parker to our Board and agreed to include Rich Tambor as a member of our Board’s slate of director nominees at the 2024 Annual Meeting. Messrs. Parker and Tambor were both recommended for membership on our Board by Findell Capital.

Following the cooperation agreement, we continued to engage with Findell Capital, with members of our Board participating in numerous conversations with Mr. Finn. We also received letters from Findell Capital on June 5, 2024, July 2, 2024, August 19, 2024 and October 7, 2024. These letters generally expressed concern about market perception of Oportun and requested unspecified governance changes.

On June 26, 2024, we held the 2024 Annual Meeting. The proposal to eliminate the supermajority vote provisions in our Certificate of Incorporation did not receive sufficient votes to be approved.

Following the 2024 Annual Meeting, our Board considered the voting results at the 2024 Annual Meetings, including in respect of the election of directors. Our Board noted the presence of an unusually large number of “broker non-votes” at the meeting and the implications this had on voting results at the meeting.

On October 29, 2024, we announced that, following an extensive review of a range of alternatives led by our Board, we entered into a new senior secured term loan to refinance our existing corporate financing facility. Our Board unanimously determined that this was the least dilutive financing option available and would best position the Company for the future by further strengthening the Company’s balance sheet and liquidity as well as enhancing the Company’s ability to generate consistent cash flow and deliver increased stockholder value.

On November 5, 2024, Findell Capital sent a letter to our Board expressing a desire to see additional expense reductions and requesting unspecified governance changes.

On November 25, 2024, Findell Capital sent a letter to our Board requesting unspecified governance changes, as well as further cost reductions and the end to our policy of capping our annual percentage rate at 36%.

On January 23, 2025, the Company received a request from Findell Capital for the director nominee questionnaire contemplated by the Company’s bylaws. We provided this questionnaire to Findell Capital on January 29, 2025.

On February 21, 2025, Findell Capital sent a letter to our Board. In this letter, Findell Capital stated that it was considering nominating two directors to replace Messrs. Vazquez and Williams at the Annual Meeting and noted that, if its proxy contest was successful, Findell Capital would also seek to remove three additional independent directors “through a special election.” Findell Capital also stated that if Mr. Williams would retire from our Board and one of Messrs. Minetti, Parker or Tambor were to become lead independent director, then Findell Capital “would end … activism [at Oportun] … and switch from being 13D filers to being 13G filers.” Findell Capital also criticized the size of the Board and the classified Board structure.

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On February 28, 2025, the nominating, governance and social responsibility committee met to discuss the letter from Findell Capital. At this meeting, the committee concluded that the identity of the lead independent director should be determined by the full Board through its established governance process. This approach would ensure independence, continuity, and alignment with the best interests of all stockholders.

On March 3, 2025, our Board met and concluded that it was not a good governance practice or appropriate for Findell Capital to dictate the identity of the lead independent director. In the interest of resolving a possible proxy contest at the Annual Meeting, our Board approved presenting a settlement proposal to Findell Capital containing the following terms: (1) Mr. Williams would retire from our Board at the Annual Meeting; (2) our Board would choose a new lead independent director in accordance with its normal practices, with all interested directors receiving consideration for that role; and (3) the applicable terms of the existing cooperation agreement would be extended for multiple additional years. During this and subsequent discussions, Mr. Williams made clear that he did not desire to leave our Board but was willing to retire if that would help to avoid a proxy contest at the Annual Meeting. This settlement proposal was subsequently communicated to Findell Capital.

On March 7, 2025, counsel for Findell Capital informed counsel for the Company that Findell Capital would only consider a settlement that involved Mr. Williams leaving our Board and one of Messrs. Minetti, Parker or Tambor immediately becoming lead independent director.

Later on March 7, 2025, Mr. Finn sent an email to our Board calling for all of the legacy members of our Board to be replaced. We interpret “legacy members” to mean those directors serving on our Board prior to Messrs. Daswani, Minetti, Parker and Tambor joining our Board in 2024. Findell Capital reiterated that it would only consider a settlement that involved Mr. Williams leaving our Board and one of Messrs. Minetti, Parker or Tambor immediately becoming lead independent director.

On March 10, 2025, our Board met and discussed the latest communications with Findell Capital.

On March 10, 2025, in response to a request that Findell Capital clarify the terms of its willingness to agree to a settlement, counsel for Findell Capital informed counsel for the Company that Findell Capital was seeking (1) Mr. Williams’ departure from our Board; (2) one of Messrs. Minetti, Parker or Tambor immediately becoming lead independent director; and (3) two of Messrs. Minetti, Parker or Tambor becoming the chairs of the credit risk and finance committee and the nominating, governance and social responsibility committee.

On March 11, 2025, counsel for Findell Capital informed counsel for the Company that Findell Capital would agree to (1) a one-year standstill if one of Messrs. Minetti, Parker or Tambor immediately became lead independent director; and (2) a two-year standstill if, in addition to the action specified in (1), two of Messrs. Minetti, Parker or Tambor became the chairs of the credit risk and finance committee and the nominating, governance and social responsibility committee.

On March 12, 2025, our Board met. At the meeting, our Board concluded that it remained interested in resolving a possible proxy contest at the Annual Meeting. Our Board approved presenting a settlement proposal to Findell Capital containing the following terms: (1) Mr. Williams would retire from our Board at the Annual Meeting; (2) our Board would choose a new lead independent director in accordance with its normal practices, with all interested directors receiving consideration for that role; and (3) our Board would present to stockholders at the Annual Meeting a proposal to declassify our Board. This settlement proposal was subsequently communicated to Findell Capital.

Later on March 12, 2025, Findell Capital rejected the settlement proposal described above.

On March 13, 2025, the cooperation agreement with Findell Capital expired pursuant to its terms.

On March 16, 2025, our Board met and discussed the latest communications with Findell Capital.

On March 20, 2025, Findell Capital issued a press release stating that it intended to nominate two directors to oppose the election of Messrs. Vazquez and Williams at the Annual Meeting. This press release also criticized our Board as being too large.

Later on March 20, 2025, we issued a press release highlighting the substantial progress made by Oportun in executing on its strategic goals and building stockholder value, as well as the strength of our Board.

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On March 26, 2025, Findell Capital notified the Company of its nomination of Sandra Bell and Warren Wilcox (together, the “Findell Candidates”) for election as directors at the Annual Meeting.

Later on March 27, 2025, we issued a press release confirming the receipt of Findell Capital’s director nominations.

On April 2, 2025, Findell Capital sent a letter to our Board. In this letter, Findell Capital stated that it would withdraw its director nominations if (1) Mr. Williams departed our Board; (2) one of Messrs. Minetti, Parker or Tambor became lead independent director; and (3) “the experienced directors receiv[ed] committee leadership roles.”

On April 4, 2025, our Board met. After discussing the Findell Candidates and the latest communications from Findell Capital, our Board requested that Messrs. Parker and Williams meet with Mr. Finn to discuss possible ways to avoid a proxy contest at the Annual Meeting.

On April 7, 2025, Messrs. Parker and Williams spoke with Mr. Finn. During this meeting, Mr. Finn stated that (1) our Board was too large; (2) he was interested in seeing our Board be comprised of only seven or eight individuals; and (3) all members of our Board should have substantive experience in consumer lending. Although he reiterated his prior demands that (1) Mr. Williams depart our Board and (2) one of Messrs. Minetti, Parker or Tambor became lead independent director, Mr. Finn expressed a willingness to consider a settlement where Mr. Williams and one other legacy director would leave our Board.

On April 10, 2025, our Board met. After discussing the April 7, 2025, meeting with Mr. Finn, our Board concluded that it did not believe that any of the proposals outlined by Mr. Finn represented a basis for settlement. This determination was subsequently communicated to Findell Capital.

On April 11, 2025, Findell Capital provided the Company with a customary demand for stockholder list materials. These materials were provided to Findell Capital on or about April 28, 2025.

On April 24, 2025, we announced that the record date for the Annual Meeting would be May 27, 2025.

On April 25, 2025, we requested to interview the Findell Candidates.

Later on April 25, 2025, counsel for Findell Capital declined to make the Findell Candidates available for interviews.

On April 28, 2025, we reiterated our request to interview the Findell Candidates.

Later on April 28, 2025, counsel for Findell Capital confirmed that the Findell Candidates would be made available for interviews.

On April 30, 2025, our Board met to discuss the Annual Meeting and possible director slates.

On May 5, 2025, Findell Capital withdrew Ms. Bell as a director candidate.

Also on May 5, 2025, Findell Capital published an open letter to stockholders. This letter criticized our Board as being too large, in addition to calling for cost reductions, the end to our policy of an interest rate cap, the declassification of our Board and the installation of Messrs. Minetti, Parker and Tambor in Board leadership roles.

On May 6, 2025, our Board met to discuss the Annual Meeting and possible director slates. As part of that process, our Board discussed ideal Board size and composition, including a review of the skills and experience of the current directors. After considering stockholder feedback regarding the size of our Board and peer and corporate governance best practices, our Board recognized that a smaller Board would be both more conventional and efficient. Accordingly, the Board determined to nominate Messrs. Minetti and Vazquez for election at the Annual Meeting, with Messrs. Parker and Williams not standing for re-election.

On May 6, 2025, the Chair of our Nominating, Governance and Social Responsibility Committee, Ginny Lee, interviewed the Findell Nominee.

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On May 7, 2025, Findell Capital filed a preliminary proxy statement with the SEC. Findell Capital later amended this preliminary proxy statement on May 21, 2025.

On May 8, 2025, we sent a letter to Findell Capital requesting additional information about the Findell Nominee’s background.

On May 10, 2025, our Board met. At this meeting, our Board discussed the possibility of commencing a process to declassify the Board. Among other things, our Board considered stockholder feedback on the classified Board and governance practices at other companies. In addition, our Board considered its prior discussions, which had occurred over several years, concerning our governance practices. Our Board determined to present a proposal to amend our Certificate of Incorporation to declassify our Board at the Annual Meeting. In addition, our Board determined to again present a proposal to eliminate the supermajority vote provisions in our Certificate of Incorporation at the Annual Meeting.

On May 12, 2025, Findell Capital responded to our request for additional information on the Findell Nominee.

On May 15, 2025, in an effort to avoid additional expense and distraction of a proxy contest, we presented a settlement proposal to Findell Capital containing the following terms: (1) our Board would present to stockholders at the Annual Meeting a proposal to declassify our Board; (2) our Board would present to stockholders at the Annual Meeting a proposal to eliminate the supermajority voting requirements for amending our Charter; (3) we would work with Findell Capital in good faith to seek their input with respect to a new independent director candidate with lending and/or financial institutions experience, aligned with a profile developed by our nominating, governance and social responsibility committee; (4) we would agree to reimburse Findell Capital with reasonable, documented out-of-pocket expenses; and (5) Findell Capital would agree to a multi-year standstill agreement. In our written communication to Findell Capital containing our proposal, we requested a response by 9 a.m., Pacific Time, on May 16, 2025. Findell Capital did not respond to our proposal.

On May 16, 2025, we filed a preliminary proxy statement with the SEC. This filing occurred at the end of the day and well after the deadline described above had passed. We later amended this preliminary proxy statement on May 23, 2025.

During the week of May 18, 2025, representatives of each of Findell Capital and Oportun continued to discuss different settlement proposals. Oportun engaged in these discussions in good faith in an effort to avoid additional expense and distraction of a proxy contest.

On May 21, 2025, Mr. Finn sent an email to our Board. In this email, Mr. Finn threatened to continue to pursue efforts to replace Mr. Vazquez as our chief executive officer even if Findell Capital is unsuccessful in the proxy contest at the Annual Meeting.

On May 28, 2025, we filed a definitive proxy statement with the SEC.

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Proposal No. 1 — Election of Directors

Our Board has nominated Messrs. Minetti and Vazquez for election as Class III directors at the Annual Meeting. Each has consented to being named as a nominee in a proxy statement and to serve as a Class III director, if elected. Messrs. Minetti and Vazquez are currently directors of the Company. The current terms of Messrs. Williams and Parker will expire at the Annual Meeting. Our Board thanks Messrs. Williams and Parker for their distinguished service as directors and for their contributions to Oportun.

Our Board believes that each director nominee for election at the Annual Meeting is highly qualified. For information concerning the nominees, see “Board of Directors Biographies.”

Our Board strongly urges you to vote “FOR” only the nominees recommended by our Board on the enclosed GREEN proxy card or GREEN voting instruction form: Carlos Minetti and Raul Vazquez.

Our Board is currently composed of 10 members. Immediately following the Annual Meeting, the size of the Board will be reduced to eight members. In accordance with our amended and our Certificate of Incorporation, our Board is divided into three classes with staggered three-year terms. One class is elected each year at the annual meeting of stockholders for a term of three years. This classification of our Board may have the effect of delaying or preventing changes in control of the Company. Our directors are divided into the three classes as follows:

•	Class I directors: Ms. Barefoot, Ms. Smith and Mr. Daswani, whose terms will expire at the annual meeting of stockholders to be held in 2026.

•	Class II directors: Ms. Lee and Messrs. Miramontes and Tambor, whose terms will expire at the annual meeting of stockholders to be held in 2027.

•

Class III directors: Messrs. Minetti and Vazquez, if elected at this Annual Meeting, will serve until their terms expire at the annual meeting of stockholders to be held in 2028 and until their successors have been duly elected and qualified, or their earlier death, resignation, or removal. The current term of Messrs. Parker and Williams will expire at the Annual Meeting.

We believe that all nominees will be able and willing to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors that constitute our Board.

As described previously, Findell Capital has notified us that it intends to nominate the Findell Nominee for election to the Board at the Annual Meeting, in opposition of one of the two nominees recommended by our Board. As a result, assuming the Findell Nominee is in fact nominated for election at the Annual Meeting and the nomination has not been withdrawn by Findell Capital, the number of director nominees will exceed the number of directors to be elected at the Annual Meeting. Accordingly, the two director nominees receiving the greatest number of votes cast “FOR” their election will be elected.

Please refer to Findell Capital’s proxy statement for the additional information concerning the Findell Nominee. Findell Capital’s proxy statement and any other relevant documents can be accessed without cost at the SEC’s website, http://www.sec.gov. We are not responsible for the accuracy of any information provided by, or relating to, Findell Capital or the Findell Nominee.

Our Board does NOT endorse the Findell Nominee. The presence of the Findell Nominee on the enclosed GREEN proxy card and GREEN voting instruction form is NOT an approval of, or comment on, the fitness, character, suitability or other qualifications of the Findell Nominee. Our Board strongly urges you to NOT to sign or return any proxy card or voting instruction form sent to you by, or on behalf of, Findell Capital. If you have previously submitted a proxy card or voting instruction form sent to you by, or on behalf of, Findell Capital, please revoke that proxy and vote for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by (i) signing, dating and mailing the enclosed GREEN proxy card or GREEN voting instruction form in the postage-paid envelope provided or (ii) following the instructions on the enclosed GREEN proxy card or GREEN voting instruction form to vote via the internet or by telephone. Only your latest-dated proxy will count.

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OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE BOARD’S NOMINEES (CARLOS MINETTI AND RAUL VAZQUEZ) ON THE ENCLOSED GREEN PROXY CARD OR GREEN VOTING INSTRUCTION FORM.

If you have any questions or require assistance with voting your shares, please contact our proxy solicitation firm:

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Stockholders may call toll free: (877) 800-5195

Banks and Brokers may call collect: (212) 750-5833

Proposal No. 2 — Adoption of Amendment to Our Certificate of Incorporation to Eliminate Supermajority Voting Provisions

Currently, our Certificate of Incorporation provides that in order for the stockholders to take certain actions, those actions require the approval of more than a majority vote by stockholders. More specifically:

•

Paragraph (C)(b) of Article V of our Certificate of Incorporation provides that the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors is required to remove directors.

•

Paragraph (E)(1) of Article V of our Certificate of Incorporation provides that the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required in order for the stockholders to adopt, amend or repeal the Bylaws of the Company.

•

Paragraph (B) of Article VIII of our Certificate of Incorporation provides that the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required to alter, amend or repeal the following articles in the Certificate of Incorporation: (i) Article V (which includes provisions relating to the constitution of the Board, including size of the Board, election of directors, term of office, filling of vacancies, removal of directors and Bylaw provisions and amendments), (ii) Article VI (which provides for the exculpation of liability for directors), (iii) Article VII (an exclusive forum provision), and (iv) Article VIII (which governs the adoption, amendment, alteration or repeal of certain provisions of our Certificate of Incorporation).

A similar proposal submitted by us to our stockholders at the 2024 Annual Meeting did not receive sufficient support from our stockholders to be approved. After considering the advantages and disadvantages of these supermajority voting provisions, including the feedback received from our stockholders, the Board has determined it is in the best interests of the Company and its stockholders to resubmit this proposal to amend our Certificate of Incorporation to eliminate these supermajority voting provisions and make certain other administrative changes. As such, the Board has unanimously approved, and recommends that the Company’s stockholders approve, an amendment to our Certificate of Incorporation to eliminate these supermajority voting provisions and make certain other administrative changes.

The proposed amendments to our Certificate of Incorporation contemplated by this Proposal No. 2 are attached to this Proxy Statement as Appendix B.

On October 10, 2023, the Board approved the amendment and restatement of our amended and restated bylaws in order to, among other things, replace the provision requiring a supermajority vote in order for our stockholders to amend our bylaws with a majority vote threshold.

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If this Proposal No. 2 is approved, the amendment of our Certificate of Incorporation will occur upon the filing of the amendments to our Certificate of Incorporation with the Delaware Secretary of State. The Company will make that filing promptly after the Annual Meeting if our stockholders approve the amendment. If this Proposal No. 2 is not approved, the supermajority provisions in our Certificate of Incorporation will not be eliminated. Approval of this Proposal No. 2 is not conditioned on the approval of Proposal No. 3. For stockholder convenience, we may opt to file an amended and restated Certificate of Incorporation reflecting all amendments to the Certificate of Incorporation approved at the Annual Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

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Proposal No. 3 — Adoption of Amendment to Our Certificate of Incorporation to Declassify our Board and Provide for the Annual Election of Directors

Our Board is currently comprised of 10 members, and immediately after the Annual Meeting, the size of the Board will be reduced to eight members. In accordance with our Certificate of Incorporation, our Board is divided into three classes with staggered three-year terms. Our Board has determined that it is advisable and in the best interests of Oportun and our stockholders to amend our Certificate of Incorporation, in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), to phase out of the classified board structure so that all directors stand for election annually beginning at the 2028 annual meeting of stockholders.

If this Proposal No. 3 is approved by our stockholders, commencing with the election of directors at our 2026 annual meeting, all directors whose terms are expiring will be elected annually for terms of one year. In addition, each director elected after this Annual Meeting will hold office until the next succeeding annual meeting of stockholders and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. To ensure a smooth transition to the new declassified structure and to permit the current directors and those directors elected in this Annual Meeting to serve out the three-year terms to which the stockholders elected such directors, this proposal will not shorten the term of any director elected before the 2026 annual meeting. Thus, at the 2026 annual meeting of stockholders, if re-nominated, each Class I director would stand for election for one-year terms and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. At the 2027 annual meeting of stockholders, each Class I and Class II director will stand for election for a one-year term, and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. At the 2028 annual meeting of stockholders, each Class I, Class II and Class III director will stand for election for a one-year term and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal, such that the declassification of the Board is complete following the 2028 annual meeting of stockholders.

For several years, our Board has discussed that, as we seasoned as a public company, it may be appropriate to evolve our governance structure and move toward declassification of our Board. In addition, from time to time certain of our stockholders (including Findell Capital) expressed the perspective that they would like to see the Company move to declassify our Board.

In deciding to approve this Proposal No. 3, our Board discussed the considerations in favor of maintaining a classified board. Our Board also discussed the considerations in favor moving to a declassified board, including that a classified board can be viewed as diminishing a board’s accountability to stockholders because it does not enable stockholders to express a view on each director’s performance by means of an annual vote. After examining our corporate governance policies, and considering our stage of development as a public company, our Board determined to present this Proposal No. 3 to stockholders. Our Board believes that approval of a phase out of the classified board structure will ensure a smooth transition to the new declassified structure of our Board.

This Proposal No. 3, if approved, would not change our Board’s authority to change the present number of directors and to fill any vacancies or newly created directorships. Any director appointed to fill newly created director seats or vacancies would hold office for the remaining term of his or her predecessor.

In addition, a provision in a Delaware corporation’s organizational documents that provides that a director may only be removed “for cause” by the stockholders is not valid if the corporation has a nonclassified board of directors. As a result, the amendment to our Certificate of Incorporation contemplated by this Proposal No. 3 provides that directors may be removed in accordance with relevant Delaware law principles.

The proposed amendments to our Certificate of Incorporation contemplated by this Proposal No. 3 are attached to this Proxy Statement as Appendix C.

If this Proposal No. 3 is approved, the amendment of our Certificate of Incorporation will occur upon the filing of the amendments to our Certificate of Incorporation with the Delaware Secretary of State. The Company will make that filing promptly after the Annual Meeting if our stockholders approve the amendment. If this Proposal No. 3 is not approved, our Board will remain classified. Approval of this Proposal No. 3 is not conditioned on the approval of Proposal No. 2. For stockholder convenience, we may opt to file an amended and restated Certificate of Incorporation reflecting all amendments to the Certificate of Incorporation approved at the Annual Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

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Proposal No. 4 — Advisory Non-binding Vote on Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an annual advisory non-binding vote to approve the compensation of our NEOs as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes “Executive Compensation,” the compensation tables, and the narrative disclosures that accompany the compensation tables (a “Say-on-Pay” vote). We encourage stockholders to read “Executive Compensation,” beginning on page 45 of this proxy statement, which describes the details of our executive compensation program and the decisions made by the compensation and leadership committee in 2024. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. Our Board and compensation and leadership committee believe that these policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goals.

Accordingly, we are asking our stockholders to vote “FOR” the following resolution:

RESOLVED, that the stockholders hereby approve, on an advisory non-binding basis, the compensation paid to the Company’s NEOs, as disclosed in the Company’s proxy statement for the Annual Meeting, pursuant to the compensation disclosure rules of the SEC, including in “Executive Compensation,” the compensation tables and the narrative discussions that accompany the compensation tables.

As an advisory vote, the proposal is not binding on our management team, our Board and our compensation and leadership committee. However, the compensation and leadership committee and our Board value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of this vote when making future executive compensation decisions.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

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Proposal No. 5 — Ratification of the Selection of Independent Registered Public Accounting Firm

Our audit and risk committee has selected Deloitte & Touche LLP, as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2025. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2010. The audit and risk committee reviews the performance of the independent registered public accounting firm annually.

At the Annual Meeting, stockholders are being asked to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025. Stockholder ratification of the appointment of Deloitte & Touche LLP is not required by our amended and restated bylaws or other applicable legal requirements. However, our Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this selection is not ratified by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the subject matter, such selection will be reconsidered by our audit and risk committee. Even if the selection is ratified, our audit and risk committee, in its sole discretion, may select another independent registered public accounting firm at any time during the year ending December 31, 2025 if the committee believes that such a change would be in the best interests of Oportun and its stockholders. A representative of Deloitte & Touche LLP is expected to be present during the Annual Meeting, where he or she will be available to respond to appropriate questions from stockholders and, if he or she desires, to make a statement.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5.

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Principal Accountant Fees and Services

The following table reflects the aggregate fees for audit and other services provided by Deloitte & Touche LLP for the years ended December 31, 2024 and 2023:

	Year Ended December 31,
	2024	2023

Audit Fees(1)	$2,097,663	$2,361,346

Audit-Related Fees(2)	456,922	441,260

Tax Fees(3)	479,656	387,972

Total Fees	$3,034,241	$3,190,578

(1)

Audit Fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, the review of our quarterly condensed consolidated financial statements, statutory audit fees, and audit services that are normally provided by the independent registered public accounting firm in connection with regulatory filings.

(2)

Audit-Related Fees consist of fees for assurance and related services, including issuance of agreed upon reports, fees related to due diligence procedures, and fees related to service organization controls reporting.

(3)	Tax Fees consist of fees for U.S. and international corporate tax compliance and consulting services.

Audit and Risk Committee Oversight of Independence and Pre-Approval Policy

At least annually, consistent with the applicable SEC and Public Company Accounting Oversight Board (“PCAOB”) rules, the audit and risk committee receives and reviews written disclosures from our independent registered public accounting firm, Deloitte & Touche LLP, delineating all relationships between them, or their affiliates, and the Company, or persons in financial oversight roles at the Company, that may reasonably be thought to bear on independence. The audit and risk committee considers and discusses with Deloitte & Touche LLP any potential effects of any such relationships on their independence as well as any compensation or services that could affect their objectivity and independence.

As part of the audit and risk committee’s oversight of independence, the committee determines and approves engagements of Deloitte & Touche LLP to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid, prior to the commencement of such engagements. All of the services provided by Deloitte & Touche LLP for the years ended December 31, 2024 and 2023 described above were pre-approved by the audit and risk committee. Our audit and risk committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

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Directors, Executive Officers, and Corporate Governance

We are strongly committed to sound corporate governance practices, which we have established to serve the best interests of our company and our stockholders. These practices provide an important framework within which our Board and management can pursue our strategic objectives. Some highlights of our corporate governance practices are listed below:

Governance Highlights

•   Single class of shares with equal voting rights

•   Strong and active Lead Independent Director

•   Independent Board - 9 out of 10 directors are independent

•   Each standing committee is comprised entirely of independent directors

•   Stock ownership requirements for current Section 16 officers and directors

•   Clawback policies for certain current and former officers

•   No stockholder rights plan

•   Majority voting for election of directors in uncontested elections

•   Executive sessions of independent directors are held at every quarterly Board meeting

•   Annual Board and committee evaluation processes

•   Robust risk oversight by full Board and committees

•   Annual “Say-on-Pay” advisory votes

•   Company policies prohibit short sales, transactions in derivatives and hedging of Company securities by directors, officers and employees

•   Annual review of Code of Business Conduct, committee charters and corporate governance policies

Our Board is currently comprised of 10 members, divided into three classes with staggered three-year terms. Nine of our 10 directors are independent within the meaning of the independent director requirements of the Nasdaq Stock Market LLC (“Nasdaq”). Messrs. Williams and Parker are not nominated for re-election to the Board, and their terms will expire at the Annual Meeting. The size of the Board will be reduced to eight members, effective immediately prior to the Annual Meeting. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Our Board consists of a diverse group of highly qualified leaders in their respective fields. The Board and the nominating, governance and social responsibility committee believe the skills, qualities, attributes and experience of our directors provide Oportun with business acumen and a diverse range of perspectives to engage each other and management to carefully address Oportun’s evolving needs and represent the best interests of Oportun stockholders.

80%	30%	50%
Directors self-identify as female or from an underrepresented community	Female directors on our Board	Board committee leadership positions held by female directors

Director Experience and Expertise

The chart below summarizes what our Board believes are desirable types of experience, qualifications, attributes and skills possessed by one or more of our directors, because of their particular relevance to Oportun’s business. The following chart does not encompass all the experience, qualifications, attributes or skills of our directors.

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Director Independence

The listing rules of Nasdaq generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Additionally, compensation committee members must satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. In order to be considered independent for purposes of Rule 10C-1, a member of the compensation committee of a listed company may not, other than in his or her capacity as a member of the compensation committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our Board conducts an annual review of the independence of our directors. In its most recent review, our Board determined that Ms. Barefoot, Mr. Daswani, Ms. Lee, Mr. Minetti, Mr. Miramontes, Mr. Parker, Ms. Smith, Mr. Tambor and Mr. Williams, representing nine of our 10 directors, are “independent directors” as defined under the applicable listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. Our Board has also determined that all members of our audit and risk committee, compensation and leadership committee, and nominating, governance and social responsibility committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

Family Relationships

There are no family relationships among any of our directors or executive officers.

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Board Leadership Structure

Mr. Williams currently serves as our Lead Independent Director. We do not have a Chairman of our Board. Following the conclusion of Mr. Williams’ tenure on the Board at the Annual Meeting, the Board will select a new Lead Independent Director. The Board believes that the current structure allows our CEO to focus on managing Oportun, while leveraging our Lead Independent Director’s experience to drive accountability at the Board level. The Board also believes its current leadership structure best serves our overall corporate structure and the Board’s ability to carry out its roles and responsibilities on behalf of Oportun’s stockholders, including its oversight of management and corporate governance matters.

The current membership and function of each standing committee is described on the following page. Each committee operates under a written charter adopted by the Board, which is available at https://investor.oportun.com/corporate-governance.

Executive Sessions of Independent Directors

In order to encourage and enhance communication among independent directors, and as required under applicable Nasdaq rules, our independent directors meet in regularly scheduled executive sessions on a quarterly basis, at which only independent directors are present. Our Board believes that executive sessions foster open and frank communication among the independent directors, which will ultimately add to the effectiveness of our Board, as a whole.

Board Meetings and Attendance

Our Board and its committees meet at least quarterly and also hold special meetings and act by written consent from time to time. Our Board met 18 times during our last fiscal year. During our last fiscal year, each director attended 75% or more of the aggregate of the meetings of our Board and of the committees on which they served, except for Mr. Daswani, who attended 67% of meetings. Mr. Daswani was unable to attend due to personal circumstances and professional obligations, including scheduling conflicts arising from his appointment and onboarding as Chief Financial Officer of SimplePractice, although he was still actively engaged with the Board through other routine communications and correspondence, and continued to provide valuable insights and contributions to the Board’s discussions and decision-making processes. The Board recognizes the importance of active participation and has engaged with Mr. Daswani to reinforce expectations regarding meeting attendance, taking into consideration his inability to attend certain meetings due to personal circumstances, professional obligations, or unforeseen commitments.

We encourage, but do not require, our directors to attend annual meetings of stockholders. Eight of our nine then-serving directors attended the 2024 Annual Meeting.

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Board Committees

Our Board maintains four standing committees: an audit and risk committee, a compensation and leadership committee, a credit risk and finance committee, and a nominating, governance and social responsibility committee. Our Board may establish other committees to facilitate the oversight of our business. The composition and functions of each committee are described below. Each of the committees operates pursuant to a written charter, available on our investor relations website (http://investor.oportun.com/corporate-governance/governance-documents). Members serve on these committees until their resignation or until otherwise determined by our Board.

	Audit and Risk Committee	Compensation and Leadership Committee	Credit Risk and Finance Committee	Nominating, Governance and Social Responsibility Committee

Jo Ann Barefoot(1)			M	M

Mohit Daswani(2)	M	M

Ginny Lee		M		C

Carlos Minetti(3)			M	M

Louis P. Miramontes(4)	M	C

Scott Parker(5)	M	M

Sandra A. Smith	C		M

Richard Tambor(6)			M	M

R. Neil Williams(7)L			C

C - Committee Chair  M - Committee Member  L - Lead Independent Director

(1)	Effective February 7, 2024, Ms. Barefoot was appointed as a member of the nominating, governance and social responsibility committee and ceased serving as a member of the audit and risk committee.

(2)	Effective February 7, 2024, Mr. Daswani was appointed as a member of the audit and risk committee and the compensation and leadership committee.

(3)	Effective February 7, 2024, Mr. Minetti was appointed as a member of the credit risk and finance committee and the nominating, governance and social responsibility committee.

(4)

Effective February 7, 2024, Mr. Miramontes was appointed as a member of the compensation and leadership committee and ceased servicing as a member of the nominating, governance and social responsibility committee. Effective on June 26, 2024, Mr. Miramontes was appointed as the chair of the compensation and leadership committee.

(5)	Effective April 19, 2024, Mr. Parker was appointed as a member of the audit and risk committee and the compensation and leadership committee.

(6)	Effective June 26, 2024, Mr. Tambor was appointed as a member of the credit risk and finance committee and the nominating, governance and social responsibility committee.

(7)

Effective November 4, 2023, Mr. Williams was appointed as the Lead Independent Director. On the same date, Mr. Williams was appointed as the chair of the credit risk and finance committee, stepped down as the chair of the audit and risk committee, and continued as a member of that committee. Effective May 15, 2024, Mr. Williams ceased serving as a member of the audit and risk committee.

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 Audit and Risk Committee

Sandra A. Smith (Chair)*+ Mohit Daswani+ Louis Miramontes+ Scott Parker+ Audit and Risk Committee Report page 41 *Since November 2023 +Financial Expert Met 9 times in 2024

Primary responsibilities:

•  Oversee the integrity of Oportun’s financial statements and Oportun’s accounting and financial reporting process (both internal and external) and financial statement audits;

•  Oversee the qualifications and independence of the independent auditor;

•  Oversee the performance of Oportun’s internal audit function and independent auditors;

•  Oversee finance matters;

•  Review and approve related-person transactions;

•  Oversee enterprise risk management; privacy and data security; and the auditing, accounting, and financial reporting process generally; and

•  Oversee Oportun’s systems of internal controls, including the internal audit function.

The Board has determined that each member of the Audit and Risk Committee satisfies the relevant SEC and Nasdaq independence requirements.

The Board has determined that Mr. Daswani, Mr. Miramontes, Mr. Parker and Ms. Smith, as well as Ms. Barefoot and Mr. Williams, during their tenure on the audit and risk committee each qualifies as an “audit committee financial expert” as that term is defined under the SEC, and possesses financial sophistication, as defined under the Nasdaq listing standards.

 Compensation and Leadership Committee

Louis Miramontes(Chair)* Mohit Daswani Ginny Lee Scott Parker Compensation and Leadership Committee Report page 69 *Since June 2024 Met 5 times in 2024

Primary responsibilities:

•  Oversee human resources, compensation and employee benefits programs, policies, and plans;

•  Oversee policies, strategies and initiatives relating to human capital management;

•  Review and advise on management succession planning and executive organizational development;

•  Review and approve the compensatory arrangements with our executive officers and other senior management; and

•  Approve the compensation program for Board members.

For a description of the compensation and leadership committee’s processes and procedures, including the roles of its independent compensation consultant and the CEO in support of the committee’s decision-making process, see the section entitled “Executive Compensation” beginning on page 45.

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 Credit Risk and Finance Committee

R. Neil Williams (Chair)* Jo Ann Barefoot Carlos Minetti Sandra A. Smith Richard Tambor *Since November 2023 Met 5 times in 2024

Primary responsibilities:

•  Review the quality of our credit portfolio and the trends affecting that portfolio through the review of selected measures of credit quality and trends;

•  Oversee credit and pricing risk and monitors policy administration and compliance;

•  Monitor projected compliance with the covenants and restrictions arising under our financial obligations and commitments;

•  Assess funding, borrowing and lending strategy; and

•  Review potential financial transactions and commitments, including equity and debt financings, capital expenditures, and financing arrangements.

 Nominating, Governance and Social Responsibility Committee

Ginny Lee (Chair)* Jo Ann Barefoot Carlos Minetti Richard Tambor *Since November 2022 Met 4 times in 2024

Primary Responsibilities:

•  Identify and recommend qualified candidates for election to the Board;

•  Oversee the composition, structure and size of the Board and its committees;

•  Oversee corporate governance policies and practices, including Oportun’s Code of Business Conduct;

•  Oversee Oportun’s strategies, policies, and practices relating to corporate sustainability and governance matters, responsible lending practices, government relations, charitable contributions and community development, human rights and other social and public policy matters; and

•  Oversee the annual Board performance self-evaluation process.

Compensation and Leadership Committee Interlocks and Insider Participation

None of the members of our compensation and leadership committee has ever been an officer or employee of the Company. In addition, none of our executive officers currently serve, or in the past fiscal year have served, as a member of the Board, compensation and leadership committee (or other Board committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or on our compensation and leadership committee.

Director Nomination Process and Director Qualifications

Nomination to our Board

Our Board has delegated to our nominating, governance and social responsibility committee the responsibility of identifying suitable candidates to nominate to our Board (including candidates to fill any vacancies that may occur) and assessing their qualifications in light of the policies and principles in our corporate governance guidelines, the committee’s charter and applicable laws. The identification and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors and will be significantly influenced by the particular needs of the Board from time to time. As a result, there is no specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet legal, regulatory and Nasdaq listing requirements and the provisions of our organizational documents and committee charters. For nominations of potential candidates made other than by our Board, the stockholder or other person making such nomination shall comply with Oportun’s amended and restated bylaws, including without limitation, submission of the information or other materials required with respect to proposed nominees. Each potential candidate must provide a list of references

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and agree (i) to be interviewed by the nominating, governance and social responsibility committee or other directors in their discretion, and (ii) to have the qualifications of the potential candidate reviewed by the Company. Prior to nomination of any candidate by our Board, each member of our Board shall be provided the opportunity to meet with a candidate. Any candidate nominated shall upon request agree in writing to comply with Oportun’s Corporate Governance Guidelines and all other Oportun policies and procedures applicable to members of our Board.

The nominating, governance and social responsibility committee will consider director candidates recommended by our stockholders. The nominating, governance and social responsibility committee does not intend to alter the manner in which it evaluates a candidate for nomination to our Board based on whether or not the candidate was recommended by a stockholder.

Director Qualifications

Our Board will determine the appropriate characteristics, skills and experience for our Board as a whole and for its individual members. Our Board considers recommendations for nominees from the nominating, governance and social responsibility committee. Our Board will consider the minimum general criteria set forth below, and may add additional criteria in specific searches to select candidates and existing directors for service on our Board. An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them. Our Board believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, as well as having the highest personal integrity and ethics.

In considering candidates recommended by the nominating, governance and social responsibility committee, our Board intends to consider such factors as (i) possessing relevant expertise upon which to be able to offer advice and guidance to management, (ii) having sufficient time to devote to the affairs of the Company, (iii) demonstrated excellence in his or her field, (iv) having the ability to exercise sound business judgment and (v) having the commitment to rigorously represent the long-term interests of our stockholders. Our Board reviews candidates for director nomination in the context of the current composition of our Board, the operating requirements of the Company and the long-term interests of our stockholders. In conducting this assessment, our Board considers diversity, skills, and such other factors as it deems appropriate given the current needs of our Board and the Company to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, our Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, our Board will also determine whether the potential candidates satisfy the independence requirements of any stock exchange on which any of the Company’s capital stock is listed.

Stockholder Outreach

Our Board values stockholder input and remains committed to meaningful engagement with the investment community. Through regular stockholder engagement, we learn more about our stockholders’ perspectives and gather their feedback on our strategy, performance, governance, compensation and other topics. Our engagement helps our Board and leadership team understand the issues that matter to stockholders, so that we can address them effectively.

In the chart below, we detail the features of our stockholder outreach in 2024.

Attended 12 equity investor conferences and non-deal roadshows	160+ overall buy-side and sell-side meetings	Met with 110+ unique investors from over 90 investment management firms
How we engage:	How we communicate:	Who we engage with:
• Quarterly earnings calls	• Annual report	• Institutional investors
• Individual and group meetings	• SEC filings	• Bond investors
• Investor conferences	• Proxy statement	• Equity research analysts
• Annual meeting	• Press releases	• Retail investors
• Other investor outreach	• Investor relations website
• Corporate responsibility & sustainability report

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Corporate Responsibility at Oportun

The full Board reviews and provides oversight of corporate sustainability priorities, and two Board-level committees also have direct oversight responsibility for corporate sustainability -related activities. Management organizations provide strategic guidance and help drive activities.

Board of Directors		Management

Nominating, Governance and Social Responsibility Committee	Compensation and Leadership Committee	• Executive Management Team • Cross-departmental teams • Employee resource groups with Executive Sponsors
Oversees our corporate sustainability strategy, activity, and programs, as well as advising on engagement with external stakeholders.	Oversees our policies and strategies relating to culture and human capital management.

Our Board provides oversight, advice, and counsel on our business and corporate sustainability strategies. The nominating, governance and social responsibility committee has been delegated by the Board to directly oversee our corporate sustainability strategy and regularly updates the Board as a whole. Our CEO and senior management team prioritize and manage responsible and conscientious business operations to deliver on our mission and guiding principles. Each of our business units and employees serve every day to deliver an impactful suite of products and services to our members. Our corporate sustainability priorities align with our mission and values as we advance responsible and accessible solutions for our members, cultivate an inclusive work environment, and strengthen our communities.

Our Corporate Responsibility and Sustainability Report outlines our priorities around social impact, environmental sustainability, and governance, and highlights the resources we have invested in giving back to the communities that enable us to thrive as a mission-driven organization. We encourage you to review our most recent Corporate Responsibility and Sustainability Report (located on our website at https://investor.oportun.com/esg) for more detailed information. Nothing on our website, including our Corporate Responsibility and Sustainability Report or sections thereof, shall be deemed incorporated by reference into this proxy statement. Below are key focus areas of our corporate sustainability strategy and descriptions of recent progress:

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Creating a lasting and positive social impact is an intentional output of the mission and values that guide what we do at Oportun. Serving our members means building their financial resiliency and ensuring that trustworthy and hardworking people always have access to responsible and affordable credit that fits their needs. Our intelligent lending and savings platform is designed to help people, even those who are not well served by mainstream financial institutions, access credit and automate their savings without impacting their ability to meet daily spending needs. Since our inception in 2005, we have extended over $20.3 billion in affordable and responsible credit to hardworking individuals. In that time, we have saved our members more than $2.4 billion in interest and fees versus the other credit products typically available in low-and middle-income communities and helped our members save an average of $1,800 annually. In addition, we have helped put more than 1.2 million people on a path toward financial inclusion by helping them start building a credit history. The financial health impact of our product offerings include:

Our 2024 impact

$19.7B+ disbursed

$2.4B+ saved in interest and fees[1]

$11.5B+ saved by members for rainy days and other purposes

7x

Less expensive, on average, for unsecured installment loans as compared to other lending alternatives[1]

Helped more than

1.2M

People without a FICO Score to begin establishing a credit history

More than

$1.8K

Avg. annually set aside per member

More than

7.4M

total loans and credit cards originated

(1)

Based on the average cost of borrowing for $500, $1,500 and $3,000 as determined by a study prepared for Oportun by the Financial Health Network (FHN) “True Cost of a Loan,” October 2021, calculated as of December 2024.

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Ethics, Conduct, and Culture

Governance over Culture

At Oportun, we review and monitor our enterprise risks through our robust compliance management system. We prioritize those areas overseen by our audit and risk committee and credit risk and finance committee and actively monitor for new and evolving risks. Compliance risk assessments and audits are a key component of our risk management process and are conducted periodically based on the degree of risk exposure. These assessments inform our risk management strategies, which in turn are evaluated and implemented in the day-to-day execution of our business decisions. Fundamental to our approach to risk management is ensuring we adhere to all local, national and international legal and regulatory requirements.

Programs and Efforts that Embed Culture

We seek to create a culture that promotes honesty, fairness, and integrity in all of our interactions. One of the primary ways we reinforce this commitment is through compliance training. All of our employees are required to participate in our training programs that include, among other topics, expected ethical and professional behaviors. In addition, each of our employees must sign and acknowledge our Code of Business Conduct annually. We also offer role-specific regulatory training on a cadence from every six-months to a year to ensure our team members are aware of the current regulatory and compliance procedures and policies. The following are a few examples of our programs and associated efforts to set, reinforce, and embed our culture at Oportun:

•	Communications and awareness efforts concerning our mission and core values.

•	Embedding our company values into key aspects of our employee life cycle, such as hiring and performance reviews.

•	Employee trainings on key culture-related themes, including cultural awareness, harassment and discrimination prevention, and workplace incident management.

Code of Business Conduct and Corporate Governance Guidelines

Our Board has adopted a Code of Business Conduct and Corporate Governance Guidelines that apply to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Corporate Governance Guidelines are available on our investor relations website (http://investor.oportun.com/corporate-governance/governance-documents). We intend to disclose any amendments to the Code of Business Conduct, or any waivers of its requirements, on our website to the extent required by the applicable rules and stock exchange requirements.

Whistleblower Hotline

Oportun expects employees to raise concerns or questions regarding ethics, discrimination or harassment matters, and to promptly report suspected violations of laws or breaches of our policies. We offer several channels by which employees may report such matters or suspected violations, including violations of our Code of Business Conduct, sales practices, accounting, or auditing matters, or other violations of law. These channels include a dedicated email address and confidential reporting hotline that is staffed by live operators managed by a third-party vendor who can connect to translators to accommodate multiple languages. Any reported activity is investigated internally under the direction and oversight of our audit and risk committee. We protect those who come forward with our accompanying Non-retaliation Policy.

Stockholder Communications with our Board

Stockholders of the Company wishing to communicate with our Board or an individual director may send a written communication to our Board or such director c/o Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070 Attn: Corporate Secretary. Written communications may be submitted anonymously or confidentially and may, at the discretion of the person submitting the communication, indicate whether the person is a stockholder or other interested party.

The Company’s Corporate Secretary will review each communication to determine whether it is appropriate for presentation to our Board or such director. Examples of inappropriate communications include product complaints, product inquiries, new product suggestions, resumes or job inquiries, surveys, solicitations or advertisements, or hostile communications.

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Communications determined by the Corporate Secretary to be appropriate for presentation to our Board or such director will be submitted to our Board or such director on a periodic basis. Communications determined by the Corporate Secretary to be inappropriate for presentation will still be made available to any non-management director upon such director’s request.

Role of our Board in Risk Oversight

The audit and risk committee and the credit risk and finance committee of our Board are primarily responsible for overseeing our risk management processes on behalf of our Board. The audit and risk committee and the credit risk and finance committee receive reports from management and our internal risk committees on at least a quarterly basis regarding our assessment of risks. In addition, each of the audit and risk committee and the credit risk and finance committee reports regularly to our Board, which also considers our risk profile. The audit and risk committee, credit risk and finance committee and our Board focus on the most significant risks we face and our general risk management strategies. While our Board oversees our risk management, management is responsible for day-to-day risk management processes. Our Board expects management and our internal risk committees to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the audit and risk committee, credit risk and finance committee and our Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the leadership structure of our Board, which also emphasizes the independence of our Board in its oversight of its business and affairs, supports this approach.

Cybersecurity Risk Oversight

The audit and risk committee oversees the Company’s cyber risk management program. The audit and risk committee receives quarterly updates on cybersecurity and information systems from management, or more frequently if circumstances warrant, including on topics related to information security, data privacy and cyber risks and mitigation strategies. We have developed a program that is designed to protect and preserve the confidentiality, integrity, and continued availability of information owned by, or in the care of, the Company. This program includes a cyber incident response plan that provides controls and procedures for timely and accurate reporting of material cybersecurity incidents and the maintenance by the Company of insurance coverage to defray the cost in the event of an information security breach. If a material breach were to occur, we would update the audit and risk committee in accordance with our incident response plan.

Our management team ensures there is a culture of security awareness by raising its profile in corporate communications, training efforts, and routine roundtables with department leaders. In addition, our employees participate in annual cybersecurity training. In the last three years, the expenses we have incurred from information security breach incidences were immaterial, and none of which related to penalties or settlements.

Role of our Board in Leadership Development

The Board oversees and is regularly updated on the company’s leadership development and talent management strategies, which are designed to attract, develop, and retain business leaders who can drive strategic corporate and financial objectives and enhance long-term stockholder value. The Board formally reviews and discusses management development and succession plans for the CEO and the executive team, including individual executive transitions as the need arises over the course of each year. The reviews include an assessment of senior executives and their potential as successor to the CEO. The Board has adopted procedures to facilitate the prompt election of a successor in the event of the CEO’s sudden incapacity or departure.

Stock Ownership Guidelines

The Board has adopted stock ownership guidelines to align the interests of our directors and executive officers with those of our stockholders. The guidelines provide that non-employee directors should each own Oportun stock with a value of at least five times the annual base retainer for non-employee directors. Oportun’s CEO should own Oportun stock with a value of at least six times his annual base salary. Each Section 16 officer should own Oportun stock with a value of at least three times their annual base salary. Unearned performance awards and unexercised options (or portions thereof) are not included for purposes of satisfying the applicable ownership requirement.

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Board of Directors Biographies

The following biographical and certain other information for each of our directors who are nominated for election to our Board and for our continuing directors is presented as of May 27, 2025:

Name	Age	Class	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated

Nominees for Director

Carlos Minetti(2)(4)	63	III	Director	2024	2025	2028

Raul Vazquez	53	III	Director and Chief Executive Officer	2012	2025	2028

Continuing Directors

Jo Ann Barefoot(2)(4)	75	I	Director	2016	2026	—

Mohit Daswani(1)(3)	50	I	Director	2024	2026	—

Sandra A. Smith(1)(2)	54	I	Director	2021	2026	—

Ginny Lee(3)(4)	58	II	Director	2021	2027	—

Louis P. Miramontes(1)(3)	70	II	Director	2014	2027	—

Richard Tambor(2)(4)	63	II	Director	2024	2027	—

Non-Continuing Directors

Scott Parker(1)(3)	58	III	Director	2024	2025	—

R. Neil Williams(2)(5)	72	III	Director	2017	2025	—

(1)	Member of the audit and risk committee.
(2)	Member of the credit risk and finance committee.
(3)	Member of the compensation and leadership committee.
(4)	Member of the nominating, governance and social responsibility committee.
(5)	Lead Independent Director.

Director Nominees

Carlos Minetti has served as a member of our Board since February 2024. He currently serves as CEO of the Merchant Acquiring Limited Purpose Bank at Stripe Inc. (“Stripe”), a role he has held since October 2024. Previously, he served as the Executive Vice President, President - Consumer Banking for Discover Financial Services (“Discover”), a role he held from February 2014 to September 2023. Previously, he served as Executive Vice President, President - Consumer Banking and Operations (2010 to 2014), Executive Vice President, Cardmember Services and Consumer Banking (2007 to 2010) and Executive Vice President for Cardmember Services and Chief Risk Officer (2001 to 2007) for Discover. Prior to joining Discover, Mr. Minetti worked in card operations and risk management for American Express Company (“American Express”) from 1987 to 2000, where he last served as Senior Vice President. Mr. Minetti currently serves as a member of the board of directors of Trustmark Mutual Holding Company, the Better Business Bureau of Chicago and Northern Illinois, and the Ann & Robert H. Lurie Children’s Hospital of Chicago Foundation. He was a member of the board of directors of Discover Bank from 2001 to 2023. Mr. Minetti holds a Bachelor’s degree in Industrial Engineering from Texas A&M University and an M.B.A. from the Booth School of Business at The University of Chicago.

Mr. Minetti has extensive experience in the consumer finance industry, having held key executive roles at Stripe, Discover and American Express. He led Discover’s diversification into consumer banking, which included personal loans, student loans, home

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loans and online banking. He was also Discover’s Chief Risk Officer. We believe that we greatly benefit from Mr. Minetti’s extensive risk management experience and consumer finance expertise.

Raul Vazquez has served as our Chief Executive Officer and as a member of our Board since April 2012. Prior to joining Oportun, Mr. Vazquez served in various positions since 2002 at Walmart.com and Walmart Inc., including three years as Chief Executive Officer of Walmart.com. Mr. Vazquez has served as a member of the board of directors of Intuit Inc. since May 2016 and previously served as a director of Staples, Inc. from 2013 to 2016. In addition, Mr. Vazquez has served as a member of the Consumer Advisory Board of the CFPB and the Community Advisory Council of the Federal Reserve Board, where he also served as Chair. Mr. Vazquez received a B.S. and M.S. in Industrial Engineering from Stanford University and an M.B.A. from the Wharton Business School at the University of Pennsylvania.

We believe that Mr. Vazquez’ experience in our industry, his role as our Chief Executive Officer, and his extensive insight into the Company enable him to make valuable contributions to our Board. Mr. Vazquez is a seasoned operating executive and public company director. As our Chief Executive Officer, he brings to our Board unique insight into the day-to-day operation of our business.

Continuing Directors

Jo Ann Barefoot has served as a member of our Board since October 2016. Ms. Barefoot is CEO and Founder of the nonprofit organization AIR - the Alliance for Innovative Regulation, Co-founder of Hummingbird RegTech, CEO of Barefoot Innovation Group and host of the podcast show Barefoot Innovation. Ms. Barefoot was a Senior Fellow at the John F. Kennedy School of Government’s Mossovar-Rahmani Center for Business and Government at Harvard University from July 2015 to June 2017. She serves on the Milken Institute FinTech Advisory Committee and previously served on the Consumer Advisory Board of the Consumer Financial Protection Bureau. Ms. Barefoot previously chaired the boards of directors of the Financial Health Network and FinRegLab and is still on the latter board. She previously served as Deputy Comptroller of the Currency, on the staff of the U.S. Senate Committee on Banking, Housing and Urban Affairs, as Co-Chair of the consulting firm Treliant Risk Advisors, as a Partner and Managing Director at KPMG Consulting and as Director of Mortgage Finance for the National Association of Realtors. Ms. Barefoot received a B.A. in English from the University of Michigan.

Ms. Barefoot has a deep understanding of consumer finance and regulation. She has extensive experience in government service and is a thought leader on regulation and innovation. Her perspectives are invaluable given the highly regulated nature of our business.

Mohit Daswani has served as a member of our Board since February 2024. He currently serves as the Chief Financial Officer of SimplePractice, a web-based electronic health record solution, since August 2024. Prior to joining SimplePractice, Mr. Daswani served as the Chief Financial Officer of ThoughtSpot, Inc., an AI-enabled business analytics company from January 2020 to July 2024. Prior to joining ThoughtSpot, Mr. Daswani was the Head of Finance & Strategy at Square, Inc. He previously held leadership roles in Corporate Development and Finance at PayPal, Inc. and was a private equity investor in the financial services, healthcare, and IT industries as a Principal at JMI Equity, a Principal at FTV Capital, and previously as a long-tenured private equity professional at J.P. Morgan. Mr. Daswani has also served as an advisory Board Member of Centana Growth Partners since 2018. Mr. Daswani holds a Bachelor’s degree in Economics from Columbia University and an M.B.A. from the Harvard Business School.

Mr. Daswani is a veteran of the investment banking and private equity industries. As a chief financial officer, he brings sophisticated capital allocation and strategic finance expertise to our Board. We greatly benefit from his extensive experience in the financial and technology sectors, as well as his leadership experience in the areas of investing, finance and accounting.

Ginny Lee has served as a member of our Board since September 2021. She currently serves as an advisor and director for several private companies. From December 2016 to June 2021, Ms. Lee served as the President and Chief Operating Officer of Khan Academy, one of the largest and most widely used online learning platforms globally. Prior to Khan Academy, Ms. Lee spent more than 17 years at Intuit where she held multiple senior operational and technical roles, including Senior Vice President and General Manager of Intuit’s Employee Management Solutions Division, as well as Chief Information Officer. Ms. Lee received dual baccalaureate degrees in Business Economics and Organizational Behavior and Management from Brown University and a M.B.A. from the Stanford Graduate School of Business.

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We believe that Ms. Lee’s strong background in business, technology, governance and leadership, and her experience bringing products to market, enable her to make valuable contributions to our Board. She significantly contributes to discussions on our Board due to her active participation in the technology industry.

Louis P. Miramontes has served as a member of our Board since October 2014. Mr. Miramontes is an experienced financial executive and qualified audit committee financial expert. He was a senior partner at KPMG LLP, a public accounting firm, from 1976 to his retirement in September 2014, during which time he served in leadership functions, including Managing Partner of the KPMG San Francisco office and Senior Partner KPMG’s Latin American Region. Mr. Miramontes was also an audit partner directly involved with providing audit services to public and private companies, which included serving with client boards of directors and audit committees regarding financial reporting, auditing matters, SEC compliance and Sarbanes-Oxley regulations. Mr. Miramontes currently serves on the board of directors of Lithia Motors, Inc. and a private company, and previously served on the board of directors of Rite Aid Corporation. Mr. Miramontes received a B.S. in Business Administration from California State University, East Bay, and he is a Certified Public Accountant in the State of California.

Mr. Miramontes brings to our Board extensive experience in public company accounting and oversight. He also brings experience as a public company director.

Sandra A. Smith has served as a member of our Board since September 2021. Ms. Smith currently serves as a director at several private companies. From 2018 to April 2021, Ms. Smith served as the Chief Financial Officer of Segment.io (“Segment”), which was acquired by Twilio Inc (“Twilio”). Before joining Segment, Ms. Smith served as the Vice President, Finance at Twilio, from 2013 to 2018, and in various roles at Akamai Technologies, Inc. from 2003 to 2013. Ms. Smith holds a B.F.A. from the University of Michigan, an M.B.A. from Boston College Carroll Graduate School of Management, and a J.D. from Boston College Law School.

Ms. Smith brings sophisticated capital allocation and strategic finance expertise to our Board. She has extensive operational experience at high-tech companies and significant leadership experience in the areas of finance, accounting and audit oversight. Ms. Smith’s in these matters allows her to provide critical oversight and invaluable perspectives.

Richard Tambor has served as a member of our Board since June 2024. Mr. Tambor is a private investor. Mr. Tambor previously served as the Executive Vice President and Chief Risk Officer at OneMain Holdings, Inc. (“OneMain”), from May 2014 to December 2022. Prior to OneMain, Mr. Tambor served as the Senior Vice President of Risk Management from 2011 to 2013, and as the Senior Vice President and Chief Risk Officer of Retail Financial Services from 2009 to 2011 at JPMorgan Chase & Co. Prior to joining JPMorgan, Mr. Tambor served as the Managing Director at Novantas LLC, from 2008 to 2009. Prior to Novantas LLC, Mr. Tambor served at American Express Travel Related Services Co., Inc. from 1987 to 2005, where he held several senior management positions, including President and General Manager, Senior Vice President and General Manager of Small Business Lending, Senior Vice President and Chief Risk Officer, Vice President Customer Management of Institutional Risk Management, and Vice President of Worldwide Authorizations. Mr. Tambor previously served as a member on the board of directors at several non-profit organizations, including Habitat for Humanity of Newark, New Jersey, the Cora Hartshorn Arboretum and Bird Sanctuary, and Count Me In for Women’s Economic Independence. Mr. Tambor received a B.A. in Economics from The Hebrew University of Jerusalem, and an M.A. in Economics from New York University.

We believe that Mr. Tambor’s extensive experience and leadership in the consumer finance industry is invaluable to the Board. He has significant experience in risk management at consumer finance companies, which greatly contributes to our Board.

Non-Continuing Directors

Scott Parker has served as a member of our Board since April 2024. Currently, Mr. Parker serves as an Advisor to NationsBenefits, LLC and previously served as its Chief Operating and Chief Financial Officer from June 2022 to December 2024. Prior to NationsBenefits, Mr. Parker served as Executive Vice President and Chief Financial Officer of Ryder System, Inc. (“Ryder”), from April 2021 to June 2021. Prior to Ryder, Mr. Parker served as Executive Vice President and Chief Financial Officer of OneMain, from November 2015 to March 2019. Prior to OneMain, Mr. Parker served as Executive Vice President and Chief Financial Officer of CIT Group Inc., which was acquired by First Citizens BancShares, Inc., from 2010 to 2015. Since October 2022, Mr. Parker has served on the board of directors of DailyPay, Inc., where he is also the Chairman of its Audit and Risk Committee since November 2023. He also served on the board of directors of Feeding South Florida, a non-profit organization, from 2019 to 2022, where he served as Treasurer and as a member of the Finance Committee. Mr. Parker earned a B.S. in Agricultural Economics from Cornell University.

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We believe Mr. Parker is qualified to serve as a member of our Board because of his extensive leadership experience and background in financial services, including at consumer finance companies.

R. Neil Williams has served as a member of our Board since November 2017. Mr. Williams has served as Executive Vice President and Chief Financial Officer at Intuit Inc. from January 2008 to February 2018. Prior to joining Intuit, from April 2001 to September 2007, Mr. Williams served as Executive Vice President of Visa U.S.A., Inc. and from November 2004 to September 2007, he served as Chief Financial Officer. During the same period, Mr. Williams held the dual role of Chief Financial Officer for Inovant LLC, Visa’s global IT organization. Mr. Williams previously served on the board of directors of RingCentral, Inc. from March 2012 to December 2024 and Amyris, Inc. from May 2013 to March 2020. His previous banking experience includes senior financial positions at commercial banks in the Southern and Midwestern regions of the United States. Mr. Williams, a certified public accountant, received his bachelor’s degree in business administration from the University of Southern Mississippi.

We believe that Mr. Williams’s professional experience in the areas of finance, accounting, and audit oversight enables him to make valuable contributions to our Board. Mr. Williams also has extensive experience as a public company director, allowing him to bring best practices to our Board.

Non-Employee Director Compensation

We compensate non-employee directors for their service on our Board with a combination of cash and equity awards, the amounts of which are commensurate with their role and involvement. Directors may be reimbursed for travel, food, lodging and other expenses directly related to their activities as directors. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions as described in our amended and restated certificate of incorporation and amended and restated bylaws.

The compensation and leadership committee, which is comprised solely of independent directors, has the primary responsibility for reviewing and recommending to the Board the type and amount of compensation as well as changes to the compensation to be paid or awarded to non-employee directors, including any consulting, retainer, Board meeting, committee and committee chair fees and equity awards.

Cash Compensation

Each non-employee director receives an annual cash retainer for his or her service on the Board, as well as additional cash retainers if he or she serves as the Lead Independent Director, on a committee or as the chair of a committee. For new directors, these amounts are prorated for partial-year service based on the date of election to the Board. All cash payments to non-employee directors who served in the relevant capacity at any point during the immediately preceding prior fiscal quarter will be paid quarterly in arrears on a prorated basis. A non-employee director who served in the relevant capacity during only a portion of the prior fiscal quarter will receive a prorated payment of the quarterly payment of the applicable cash retainer. The following table lists the cash retainer amounts in effect during fiscal year 2024, starting on April 15, 2024.

Position	Annual Cash Retainer ($)

Board member	34,000

Lead Independent Director	21,250

Audit and risk committee chair	17,000

Audit and risk committee member	8,500

Other committee chair	12,750

Other committee member	6,375

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The following table lists the cash retainer amounts in effect during fiscal year 2024, prior to April 15, 2024.

Position	Annual Cash Retainer ($)

Board member	40,000

Lead Independent Director	25,000

Audit and risk committee chair	20,000

Audit and risk committee member	10,000

Other committee chair	15,000

Other committee member	7,500

Equity Compensation

Each then-serving non-employee director received an annual award of RSUs with a targeted value of $100,000 and the then-serving Lead Independent Director received an additional equity award of RSUs with a value of $25,000 immediately after the 2024 Annual Meeting. The number of shares subject to the RSUs was determined based on the annual equity award value divided by the nine-month trailing average of the closing price of the Company’s stock as of the closing price of the Company’s stock on the day before the date of grant and rounded up to the nearest full share, resulting in an award of RSUs covering 26,687 shares of our common stock for each non-employee director, with the then-serving Lead Independent Director receiving an additional award of RSUs covering 6,672 shares of our common stock. The RSU awards vest over one-year on a quarterly basis, commencing on the date of the annual meeting in June 2024, subject to the non-employee director continuing to provide services to us through each applicable vesting date. A non-employee director who is newly appointed to the Board other than in connection with an annual meeting of stockholders will receive a grant of RSUs upon appointment (an “Initial Director Award”). The number of shares subject to each Initial Director Award is determined based on the annual equity award value divided by the nine-month trailing average of the closing price of the Company’s stock on the grant date and rounded up to the nearest full share, but the Initial Director Award is prorated based on the portion of the time period remaining in the one-year period since the last annual meeting.

Non-Employee Director Compensation Table for Fiscal Year 2024

The following table provides information regarding all compensation awarded to, earned by or paid to our non-employee directors for the year ended December 31, 2024:

Director	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)

Roy Banks(2)	27,930	—	27,930

Jo Ann Barefoot	49,384	75,524	124,908

Mohit Daswani	45,518	101,633	147,151

Ginny Lee	55,829	75,524	131,353

Louis P. Miramontes	54,463	75,524	129,987

Carlos Minetti	43,539	101,633	145,172

Scott Parker	31,688	85,434	117,122

Sandra A. Smith	60,296	75,524	135,820

Richard Tambor	24,018	75,524	99,542

R. Neil Williams	75,047	94,406	169,453

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(1)

This column reflects the aggregate grant date fair value of the RSUs granted as annual equity awards for Board service as described above (or in the case of Mr. Williams, such annual equity award plus an additional annual equity award for his service as then-serving Lead Independent Director) measured pursuant to FASB ASC 718, without regard to forfeitures. The assumptions used in calculating the grant date fair value of these awards are set forth in Note 2 and Note 11 to our Notes to the Consolidated Financial Statements included on our Annual Report on Form 10-K filed February 20, 2025. These amounts do not reflect the actual economic value that may be realized by the non-employee director.

(2)	Mr. Banks’ term as a director ended at the 2024 Annual Meeting.

The following table lists all outstanding equity awards held by our non-employee directors as of December 31, 2024:

Director	Stock Awards (#)		Stock Options (#)

Roy Banks(1)	—		—

Jo Ann Barefoot	13,344		18,181

Mohit Daswani	13,344		—

Ginny Lee	33,122(	2)	—

Louis P. Miramontes	13,344		—

Carlos Minetti	13,344		—

Scott Parker	13,344		—

Sandra A. Smith	13,344		—

Richard Tambor	13,344		—

R. Neil Williams	47,793(	3)	18,181

(1)	Mr. Banks did not stand for re-election at the 2024 Annual Meeting.
(2)	Includes 19,778 fully vested shares subject to future release, earned pursuant to an election to receive her annual retainer compensation in the form of RSUs for the years of 2022 and 2023.
(3)

Includes 31,113 fully vested shares subject to future release, earned pursuant to an election to receive his annual retainer compensation in the form of RSUs for the years of 2020, 2021, 2022 and 2023.

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Report of the Audit and Risk Committee

The information contained in this report of the audit and risk committee shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

This report is submitted by the audit and risk committee of the Board. The audit and risk committee consists of the directors whose names appear below. None of the members of the audit and risk committee is an officer or employee of the Company, and our Board has determined that each member of the audit and risk committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and the applicable Nasdaq rules. Each member of the audit and risk committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq.

The audit and risk committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters and risk management and related matters. The audit and risk committee’s specific responsibilities are set forth in its charter. A copy of the charter is available on our investor relations website: https://investor.oportun.com/corporate-governance/governance-overview.

The audit and risk committee has reviewed the Company’s consolidated financial statements for its fiscal year ended December 31, 2024 and met with its management team, as well as with representatives of Deloitte & Touche LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements and management’s assessment and Deloitte & Touche LLP’s evaluation of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2024. The audit and risk committee also discussed with members of Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the PCAOB.

In addition, the audit and risk committee received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit and risk committee concerning independence and discussed with members of Deloitte & Touche LLP its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the audit and risk committee recommended to our Board that the Company’s audited consolidated financial statements for its fiscal year ended December 31, 2024 be included in its Annual Report on Form 10-K for its 2024 fiscal year.

Respectfully submitted by the members of the audit and risk committee of the Board:

Sandra A. Smith (Chair)

Louis P. Miramontes

Mohit Daswani

Scott Parker

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholders Matters

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 27, 2025, for:

•	each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors and nominees for director; and

•	all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 43,870,399 shares of our common stock outstanding as of May 27, 2025. We have deemed shares of our common stock that are subject to warrants, stock options that are currently exercisable or exercisable within 60 days after May 27, 2025, and RSUs that will vest within 60 days after May 27, 2025, to be outstanding and to be beneficially owned by the person holding the warrants, stock options or RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned

5% Stockholders:

Entities affiliated with Neuberger Berman (2)	6,619,956	13.1%

Entities affiliated with Findell Capital Management LLC (3)	3,266,300	7.4%

Entities affiliated with Castlelake (4)	2,426,503	5.2%

Directors and Named Executive Officers:

Raul Vazquez(5)	1,865,471	4.2%

Kathleen Layton(6)	85,699	*

Patrick Kirscht(7)	526,241	1.2%

Jo Ann Barefoot(8)	95,734	*

Mohit Daswani(9)	41,924	*

Ginny Lee(10)	82,428	*

Carlos Minetti(11)	49,504	*

Lou Miramontes(12)	72,196	*

Scott Parker(13)	50,104	*

Sandra A. Smith(14)	62,650	*

Richard Tambor(15)	58,687	*

Neil Williams(16)	153,550	*

All executive officers and directors as a group (12 persons)(17)	3,144,188	7.0%

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*	Represents beneficial ownership of less than one percent of the outstanding common stock.
(1)

Represents shares of common stock beneficially owned by such individual or entity, and includes shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account.

(2)

Consists of: (a) 2,181,645 shares of common stock held by, and 1,486,573 shares of common stock issuable upon exercise of warrants issued or issuable to, NB Specialty Finance Fund II LP; (b) 768,110 shares of common stock held by, and 523,390 shares of common stock issuable upon exercise of warrants issued or issuable to, NBSF Canada 2021 Trust; (c) 138,556 shares of common stock held by, and 94,413 shares of common stock issuable upon exercise of warrants issued or issuable to, NB Direct Access Fund LP; (d) 79,373 shares of common stock held by, and 54,085 shares of common stock issuable upon exercise of warrants issued or issuable to, NB Direct Access Fund II LP; (e) 139,985 shares of common stock held by, and 95,386 shares of common stock issuable upon exercise of warrants issued or issuable to, NBSF Redwood Holdings D LP; and (f) 629,499 shares of common stock held by, and 428,941 shares of common stock issuable upon exercise of warrants issued or issuable to, NBSF III Holdings D LP. We have based percentage ownership assuming full exercise of warrants held by such stockholders. Ultimate voting and dispositive power with respect to all such securities is exercised by NB Alternatives Advisers LLC. The address for NB Alternatives Advisers LLC is 325 N. Saint Paul Street, Suite 4900, Dallas, TX 75201.

(3)

Based on Amendment No. 1, filed with the SEC on May 21, 2025, to the Preliminary Proxy Statement originally filed with the SEC on May 7, 2025, by Findell Capital Partners, LP (“FCP”), Finn Management GP LLC (“FMGP”), Findell Capital Management LLC (“FCM”), Brian A. Finn, and Warren Wilcox (collectively, “Findell”). According to the such filing, as of May 21, 2025, Findell beneficially owned 3,266,300 shares in the aggregate, consisting of (i) 1,956,000 shares held directly by FCP, and (ii) 1,310,300 shares held in certain separately managed accounts. Each of FCP, FCM, FMGP and Mr. Finn has shared voting power and shared investment power with respect to the shares beneficially owned by them. The principal business address of each of FCP, FMGP, FCM and Mr. Finn is 88 Pine Street, Suite 2240, New York, New York 10005. The principal business address of Mr. Wilcox is 360 Nueces Street, 1013, Austin, TX 78701.

(4)

Consists of 2,426,503 shares of common stock held directly by McLaren Harbor, LLC, which is controlled directly or indirectly by each of CL VI Ventures Offshore, L.P., Castlelake VI GP, L.P., Castlelake, L.P., Rory O’Neill, and Evan Carruthers. The address for each such person is 250 Nicollet Mall, Suite 900, Minneapolis, MN 55401.

(5)

Consists of (a) 983,562 shares held by Mr. Vazquez directly, (b) 233,709 shares held in a trust for which Mr. Vazquez is trustee, and (c) 648,200 stock options fully vested and exercisable within 60 days from May 27, 2025.

(6)	Consists of (a) 39,797 shares and (b) 45,902 stock options that are vested and exercisable within 60 days from May 27, 2025.
(7)

Consists of (a) 196,543 shares held by Mr. Kirscht directly, (b) 5,800 shares held in two accounts by Mr. Kirscht’s daughters containing 2,900 shares each, and (c) 323,898 stock options that are vested and exercisable within 60 days from May 27, 2025.

(8)

Consists of (a) 70,881 shares, (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025, and (c) 18,181 stock options that are vested and exercisable within 60 days from May 27, 2025.

(9)	Consists of 35,252 shares and (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025.
(10)	Consists of 55,978 shares, (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025, and (c) 19,778 fully vested deferred RSUs.
(11)	Consists of 42,832 shares and (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025.
(12)	Consists of 65,524 shares and (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025.
(13)	Consists of 43,432 shares and (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025.
(14)	Consists of 55,978 shares and (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025.
(15)	Consists of 52,015 shares and (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025.
(16)

Consists of (a) 100,885 shares, (b) 8,340 RSUs that are scheduled to vest within 60 days from May 27, 2025, (c) 26,144 fully vested deferred RSUs, and (d) 18,181 stock options that are vested and exercisable within 60 days from May 27, 2025.

(17)

Includes shares beneficially owned by all current executive officers and directors of the Company. Consists of (a) 1,982,188 shares, (b) 61,716 RSUs that are scheduled to vest within 60 days from May 27, 2025, (c) 45,922 fully vested deferred RSUs, and (d) 1,054,362 stock options exercisable within 60 days from May 27, 2025.

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Executive Officer Biographies

The following biographical information for our executive officers is presented as of May 27, 2025:

Name	Age	Position

Raul Vazquez	53	Chief Executive Officer and Director

Patrick Kirscht	57	Chief Credit Officer

Kathleen Layton	45	Chief Legal Officer and Corporate Secretary

For the biography of Mr. Vazquez, see “Directors, Executive Officers, and Corporate Governance—Board of Directors Biographies.”

Patrick Kirscht has served as our Chief Credit Officer since October 2015, and previously served as our Vice President, Risk Management and Chief Risk Officer from October 2008 to October 2015 and our Senior Director, Risk Management from January 2008 to October 2008. Prior to joining Oportun, Mr. Kirscht was Senior Vice President of Risk Management for HSBC Card Services, Inc., the consumer credit card segment of HSBC Holdings, from 2007 to 2008. Mr. Kirscht joined HSBC Card Services in 2005 as part of HSBC’s acquisition of Metris Companies Inc., a start-up mono-line credit card company. Mr. Kirscht joined Metris Companies in 1995, where he served as Vice President of Planning and Analysis until he moved to Risk Management in 2004. Mr. Kirscht received a B.S. in Economics with a minor in Statistics, a B.S. in Business, and an M.B.A. from the University of Minnesota.

Kathleen Layton has served as our Chief Legal Officer and Corporate Secretary since July 2023. She previously served as our Senior Vice President, Deputy General Counsel and Corporate Secretary from March 2020 to July 2023, as our Vice President, Assistant General Counsel from December 2017 to March 2020, and as our Senior Director, Senior Corporate Counsel from September 2015 to December 2017. Prior to joining Oportun, Ms. Layton was a Senior Corporate Counsel at ServiceNow and an attorney at Simpson Thacher & Bartlett LLP and McDermott Will & Emery LLP. Ms. Layton received a B.A. from the University of Wisconsin-Madison, and a J.D. from the University of Wisconsin Law School.

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Executive Compensation

Named Executive Officers

The Company is a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Securities and Exchange Act of 1934, and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow the Company to provide less detail about its executive compensation program, the compensation and leadership committee is committed to providing the information helpful to stockholders in understanding the Company’s executive compensation program. Accordingly, this section includes supplemental narratives that describe the executive compensation program for our named executive officers (“NEOs”) during fiscal year 2024, who consisted of:

Raul Vazquez Chief Executive Officer (“CEO”) Age: 53 Tenure: 13 years	Kathleen Layton Chief Legal Officer and Corporate Secretary (“CLO”) Age: 45 Tenure: 9 years	Patrick Kirscht Chief Credit Officer (“CCO”) Age: 57 Tenure: 17 years

2024 Financial Highlights

In 2024, we continued to take decisive actions to streamline the Company’s product offerings, reduce costs and strengthen its capital position. Despite persistent inflation and elevated interest rates, we returned to profitability in the fourth quarter and delivered improved financial and operational results, demonstrating our progress and the impact of our initiatives.

Key financial highlights for 2024 include:

•	A 23% year-over-year reduction in total operating expenses and a 20% decline in adjusted operating expenses;

•	Full year net loss of $79 million, an improvement of $101 million compared to 2023;

•	Adjusted Net Income of $29 million, an improvement of $100 million compared to 2023;

•	Adjusted EBITDA of $105 million, an increase of $86 million compared to 2023; and

•	Portfolio yield of 33.5%, an increase of 125 basis points compared to 2023.

Additionally, we took actions to optimize our business configuration and capital structure. We divested non-core business segments, including our credit card portfolio, to concentrate on our core personal loan, secured personal loan, and savings products. We also refinanced our corporate financing facility with a new $235 million Secured Term Loan, which improved our operational and balance sheet flexibility.

As we move forward with a clear strategic plan, we remain committed to delivering sustainable growth and maximizing stockholder value by maintaining a disciplined approach to lending, optimizing our operations, and driving long-term profitability—all while advancing our mission of providing responsible and affordable financial solutions for our members.

For a reconciliation of non-GAAP Adjusted Operating Expense to GAAP Operating Expense, non-GAAP Net Income to GAAP Net Income, and non-GAAP Adjusted EBITDA, refer to Appendix A to this proxy statement.

Oversight and Design of our Compensation Program

Compensation Philosophy and Objectives

We operate in a highly competitive and rapidly evolving market, and we expect competition among companies in our market to continue to increase. Our ability to compete and succeed in this environment is directly correlated with our ability to recruit, incentivize, and retain talented individuals.

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We are guided by a clear set of guiding principles:

Primary Goals of our Executive Compensation Programs

Consistent with our principles, the primary goals of our executive compensation program are as follows:

•   Attract, motivate and retain highly qualified and experienced executives who can execute our business plans in a fast-changing, competitive landscape.

•   Recognize and reward our executive officers fairly for achieving or exceeding rigorous corporate and individual objectives.

•   Align the long-term interests of our executive officers with those of our members and stockholders.

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Elements of our 2024 Compensation Program

(1)	Mr. Kirscht was also eligible to participate in our MBO Cash Performance Program, as further discussed below.
(2)	For the NEOs, 75% on corporate performance and 25% on attainment of individual goals.

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Fiscal 2024 Pay Mix

Each year, the compensation and leadership committee sets the key components of total compensation for executive officers: short-term cash (annual base salary and incentive award) and long-term equity incentives (PSUs and RSUs). Together, these elements comprise the executive’s target total direct compensation. The target pay mix for fiscal 2024 for each NEO is shown below.

Our NEOs’ 2024 target total direct compensation decision focuses on variable and “at-risk” compensation that is closely aligned with Company performance. As shown in the charts below, incentive-based compensation represents approximately 68% of CEO Mr. Vazquez’s 2024 target total direct compensation, 62% for CCO Mr. Kirscht, and 50% for CLO Ms. Layton.

13%
Long-term Equity Incentive - (PSU)
32%
Base Salary
24%
Long-term Equity Incentive (RSU)
CEO
Target Direct Compensation
68%
Incentive-based
32%
Target Annual Incentive

10%
MBO Performance Plan
10%
Long-term Equity Incentive - (PSU)
62%
Incentive-based
18%
Long-term Equity Incentive (RSU)
CCO
Target Direct Compensation
38%
Base Salary
25%
Target Annual Incentive

6%
Long-term Equity Incentive - (PSU)
11%
Long-term Equity Incentive (RSU)
50%
Base Salary
CLO
Target Direct Compensation
33%
Target Annual Incentive
50%
Incentive-based

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Compensation Governance Policies and Practices

The Company’s executive compensation program is overseen by the compensation and leadership committee with the advice and support of the Company’s independent compensation consultant as well as input from the Company’s management team. We have adopted executive compensation practices that promote performance, accountability, and alignment with stockholders, while avoiding those we believe do not support the Company’s and stockholders’ long-term interests. The following summarizes those practices:

What We Do	What We Don't Do
Design our executive compensation program so that a significant portion of the compensation for our NEOs is at risk based on the achievement of measures we believe drive the creation of long-term stockholder value	Allow hedging or pledging of Company securities
Maintain individual employment arrangements with our executive officers	Single trigger change in control severance benefits
Review our peer group on an annual basis	Excise tax "gross-ups" upon change in control
Hold annual advisory non-binding stockholder vote to approve the compensation of our NEOs	Special benefit or retirement plans that are exclusive to the executive team
Retain an independent compensation consultant	
Stock ownership requirements for current Section 16 officers and directors	
Clawback policy for current Section 16 officers

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Roles of the Compensation and Leadership Committee, Management and the Compensation Consultant

Role of the Compensation and Leadership Committee

The compensation and leadership committee is responsible for overseeing our compensation programs and policies, including our equity incentive plans. Our compensation and leadership committee operates under a written charter adopted and approved by our Board, under which our Board retains concurrent authority with our compensation and leadership committee to approve compensation-related matters.

Each year, the compensation and leadership committee reviews and approves compensation decisions as they relate to our NEOs and other senior executive officers, including our CEO. The compensation and leadership committee, with input from management and its independent consultant, conducts a baseline review of our compensation programs to ensure alignment with business needs and growth objectives. In this review, the independent compensation consultant is asked to provide a perspective on changing market practices as to compensation programs, with a particular focus on our identified peer group and other companies with whom we compete directly for talent, as discussed below under “Role of Compensation Consultants” and “Use of Competitive Market Data.” Following this review, the compensation and leadership committee considers the recommendations of our CEO, as discussed below under “Role of Management.” The compensation and leadership committee also manages the annual review process of our CEO, in cooperation with our lead director, in which all members of our Board are asked to participate and provide perspective, resulting in a compensation and leadership committee determination regarding individual compensation adjustments for our CEO. As part of this review of the compensation of our NEOs and other senior executive officers, the compensation and leadership committee considers several factors, including:

•   Our corporate growth and other elements of financial performance;

•   Individual performance and contributions to our business objectives;

•   The executive officer’s experience and scope of duties;

•   The recommendations of our CEO and other members of our management team;

•   Retention risk;

•   Internal pay equity;

•   An executive officer’s existing equity awards and stock holdings; and

•   Ensuring our incentive plans do not encourage undue risk-taking.

Our compensation and leadership committee relies on their judgment and extensive experience to establish an annual target total direct compensation opportunity for each NEO that they believe will best achieve the goals of our executive compensation program and our short-term and long-term business objectives. The compensation and leadership committee retains flexibility to review our compensation structure periodically as needed to focus on different business objectives.

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Role of Management

Our CEO works closely with the compensation and leadership committee in determining the compensation of our NEOs (other than his own) and other executive officers. Each year, our CEO evaluates the performance of our NEOs and other executives and provides the compensation and leadership committee with recommendations on compensation adjustments, promotions, bonus pool funding, goal attainment, and annual incentive payouts, except with respect to his own compensation. Our CEO also recommends corporate and individual performance goals for the annual incentive plan, aligned with our business plan and strategy, for approval by the compensation and leadership committee. He also advises on the size, timing, and terms of equity awards and new hire compensation packages. These recommendations from our CEO are often developed in consultation with finance and human resources members of his senior management team.

In certain situations, the compensation and leadership committee may elect to delegate specific responsibilities to our CEO or a subcommittee, excluding any authority related to our executive officers. Our compensation and leadership committee has delegated to our CEO the authority to make employment offers to candidates at and below the senior vice president level without seeking the approval of the compensation and leadership committee, subject to certain parameters. In addition, our compensation and leadership committee has delegated to a subcommittee, currently made up of our CEO and CLO, the authority to approve certain equity grants to employees at and below the senior vice president level, subject to certain parameters approved by the compensation and leadership committee.

At the request of the compensation and leadership committee, our CEO typically attends a portion of each compensation and leadership committee meeting, including meetings at which the compensation and leadership committee’s compensation consultant is present. From time to time, various members of management and other employees, as well as outside legal counsel and consultants retained by management, attend compensation and leadership committee meetings to make presentations and provide financial and other background information and advice relevant to compensation and leadership committee deliberations. Our CEO and other NEOs do not participate in, and are not present during, any deliberations or determinations of our compensation and leadership committee regarding their compensation or individual performance objectives.

Role of Compensation Consultants

The compensation and leadership committee is authorized under its charter to retain external advisors—such as compensation consultants, legal counsel, and accounting experts—to assist in performance of its responsibilities. The compensation and leadership committee makes all determinations regarding the engagement, fees, and services of these external advisors, and any such external advisor reports directly to the compensation and leadership committee.

During 2024, the compensation and leadership committee retained Willis Towers Watson as its independent compensation consultant to provide support and advisory services as it relates to our compensation program. Willis Towers Watson performs no other services for us other than its work for the compensation and leadership committee. Willis Towers Watson complied with the definition of independence under the Dodd-Frank Act and other applicable SEC and stock exchange regulations.

Use of Competitive Market Data

We strive to attract and retain top executive talent in a highly competitive market. To support this goal, the compensation and leadership committee annually reviews market data for each executive role, including compensation practices at comparable public companies.

In addition to using published survey data for similar sized technology companies, the compensation and leadership committee approved a peer group of comparable publicly traded companies, developed with the assistance of Willis Towers Watson, to aid it in assessing the overall competitiveness of our executive compensation program and the key components of compensation under the program. The peer group was selected from publicly traded companies with (i) similar industry focus (i.e., consumer finance) (ii)

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comparable company scope and size, or (iii) that have similar product offerings. Our compensation and leadership committee considered compensation data from the below-listed companies, which remained unchanged from last year. After the peer group was selected, CURO Group Holdings Corp. subsequently delisted from the New York Stock Exchange, which made it no longer appropriate for benchmarking purposes for the remainder of the fiscal year.

Atlanticus	Green Dot	MoneyLion	Regional Management	World Acceptance

CURO Group Holdings Corp.	LendingClub	OppFi	SoFi Technologies

Enova International	LendingTree	PROG Holdings	Upstart Holdings

Elements of Executive Compensation and 2024 Compensation Decisions

The key components of the target total direct compensation for each executive officer set by the compensation and leadership committee annually are annual base salary, short-term cash incentive compensation and long-term equity incentive compensation (PSUs and RSUs). The compensation and leadership committee generally positions total cash compensation and equity compensation in a way that the committee believes substantially links executive compensation to corporate performance and strikes a balance between our short-term and long-term strategic goals. A significant portion of our NEOs’ target total direct compensation opportunity is comprised of “at-risk” compensation in the form of performance-based annual incentive opportunities and equity awards in order to align the NEOs’ incentives with the interests of our stockholders and our corporate goals. The compensation and leadership committee believes that the target total direct compensation of our NEOs should be competitive within the markets in which we compete, while considering factors such as individual performance, company performance and any unique circumstances of the NEO’s position based on that individual’s responsibilities and market factors. We believe that this target will enable us to attract, motivate and retain the executive talent necessary to develop and execute our business strategy. The compensation and leadership committee reviews the compensation of our NEOs against our peer group, survey data sources, and other companies which we compete with for talent to provide a general assessment of the overall competitiveness of our executive compensation program. We also provide our NEOs with certain severance and change in control benefits, as well as other benefits generally available to all our employees, including retirement benefits under our 401(k) plan and participation in our employee benefit plans.

Base Salaries

Base salary is a fixed component of pay intended to recognize and reward the day-to-day contributions of our executive officers. Base salaries are initially set at the time of hiring, taking into account level of responsibility, qualifications, experience, salary expectations and market data. Base salaries are then reviewed on an annual basis by the compensation and leadership committee. The table below reflects changes in our NEOs’ salaries from the prior year.

Executives	2023 Annual Base Salary ($)	2024 Annual Base Salary ($)(1)	Change (%)

Raul Vazquez	595,000(2)	595,000	—

Kathleen Layton	375,000(3)	390,000	4.0

Patrick Kirscht	473,509	485,346	2.5

(1)	The base salary amount for each of our NEOs is approved by the compensation and leadership committee.

(2)

In connection with certain operating expense reduction efforts by the Company, Mr. Vazquez voluntarily requested a 15% reduction of his annual base salary, effective November 11, 2023, which was reduced from $700,000 to $595,000 on an annualized basis. The voluntary reduction remained in effect for fiscal year 2024.

(3)	Ms. Layton’s salary was increased on July 15, 2023 in connection with her promotion to Chief Legal Officer.

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Annual Incentive Plan

Each of our NEOs participated in our annual incentive plan for 2024. This performance-based cash compensation was designed to reward the achievement of annual corporate performance relative to pre-established goals, as well as individual performance, contributions and strategic impact.

The compensation and leadership committee established target annual incentive awards for each executive officer, denominated as a percentage of base salary, which were set at the same percentages of base salary for 2024 as in 2023 and 2022.

	2024 Target Annual Incentive Award Opportunity
	Target Award ($)	Percentage of Base Salary (%)

Raul Vazquez	595,000	100

Kathleen Layton	253,500	65

Patrick Kirscht	315,475	65

For 2024, the compensation and leadership committee approved the corporate performance goals of Adjusted EBITDA and total revenue and their respective weightings set forth below. Our compensation and leadership committee believes these are the appropriate drivers for our business as they provide a balance between growth and profitability and encourage operating efficiency. Our Adjusted EBITDA and total revenue performance metrics allow the compensation and leadership committee to accurately assess the Company’s effectiveness, productivity and efficiency, while evaluating comparative results period-over-period. Please refer to the Reconciliation on Non-GAAP Financial Measures section of this Amendment for the Company’s definition of Adjusted EBITDA. For each corporate performance goal, target achievement was set in accordance with our annual operating plan, with potential bonus funding ranging from 0% to 150% of target, on a sliding scale. The total revenue performance metric had a threshold payout of 50% at 90% achievement of target, while the Adjusted EBITDA performance metric had a threshold payout of 50% at 85% achievement of target.

In 2024, the annual incentive awards were weighted 75% on corporate performance and 25% on attainment of individual goals for all of our NEOs, except for our CEO. The annual incentive award for our CEO was weighted 80% on corporate performance and 20% on attainment of individual goals. Individual goal achievement for each NEO’s performance was determined by the compensation and leadership committee.

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Our actual 2024 performance was largely in line with our expectations. The following provides additional information regarding the corporate goals under our Annual Incentive Plan.

(1)	Attainment percentage between threshold, target, and maximum performance levels is determined based on a sliding-scale interpolation.

For a reconciliation of non-GAAP Adjusted EBITDA, refer to Appendix A to this proxy statement. For more information about our business, please see “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Individual annual incentive award goals and achievement for our NEOs vary depending on our strategic corporate initiatives and each executive officer’s responsibilities. While not exhaustive, below are certain key factors that the compensation and leadership committee, in consultation with our CEO, considered when determining the individual component of each 2024 annual incentive award. The compensation and leadership committee recognized the significant progress made in improving overall results compared to the prior year. Despite ongoing macroeconomic challenges, the initiatives implemented in 2024, including strengthening business economics, streamlining operations and optimizing our capital structure have led to stronger financial performance, enhanced operational efficiency, and improved credit outcomes. The compensation and leadership committee determined that our NEOs played a critical role in driving these positive developments, ensuring Oportun remained on a trajectory for sustainable, profitable growth and long-term stockholder value creation. The compensation and leadership committee recognized the individual accomplishments of the NEOs, including: Improving credit performance by enhancing credit models, underwriting standards, and strengthening borrower profiles, resulting in lower delinquency rates and lower charge-offs;

•	Increasing portfolio yield by 125 basis points, enhancing profitability;

•	Leading efforts to streamline operations by focusing on our core lending and savings products, including the successful execution of the sale of our credit card portfolio;

•

Supporting the successful refinancing of our corporate financing facility in addition to multiple key funding arrangements leading to increased warehouse capacity, enhanced balance sheet and operating flexibility and positioning Oportun for long-term success;

•	Strengthening regulatory and compliance frameworks through adaptability and responsiveness in a complex and evolving regulatory landscape; and

•	Providing strategic leadership that directly contributed to the achievement of key business milestones and financial objectives.

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As a result of the compensation and leadership committee’s performance review, the following annual incentive awards were paid to each of our NEOs for 2024:

	Target Bonus ($)	Bonus Payout (% of Target)	Bonus Amount ($)

Raul Vazquez	595,000	103.6	616,658

Kathleen Layton	253,500	105.4	267,252

Patrick Kirscht	315,475	101.7	320,759

Management by Objectives (“MBO”) Cash Performance Program

In 2023, our compensation and leadership committee approved a one-time MBO cash performance award program for select then serving C-Suite executives, excluding the CEO, which commenced in 2024.

The MBO Cash Performance Program operates independently from our annual incentive awards, though both are aligned in driving overall financial and operational success. The MBO Cash Performance Program is intended to emphasize individual strategic objectives that are critical to each executive’s function and are tailored to drive long-term value creation and align with our broader goals.

Under the program, MBOs will be established annually for three years (2024, 2025, 2026). Each equal annual installment is contingent upon the achievement of pre-established MBOs specific to the executive’s role and remains subject to the executives’ continued service. By tying payouts to both time-based vesting and performance-based milestones, this structure enhances retention while ensuring sustained focus on key business initiatives.

Mr. Kirscht is the only NEO participating in the MBO Cash Performance Program. Under the MBO, Mr. Kirscht had the opportunity to earn an award of up to $125,000 (payable in March 2025), if certain goals and objectives were attained by December 31, 2024. A portion of the MBO Cash Performance award was eligible to be received for partial achievement of any goal.

Mr. Kirscht’s 2024 performance goals consisted of credit performance, origination and loan quality targets derived from our annual operating plan, and weighted at 55%, 30% and 15% respectively. Our compensation and leadership committee approved a 100% achievement payout award to Mr. Kirscht for 2024, based on the attainment of all performance goals.

Long-Term Incentive Compensation

Our compensation and leadership committee believes long-term incentive compensation effectively aligns executive and stockholder interests, driving sustained value creation. The program is designed to promote retention, support recruitment of key talent, and reward performance that maximizes long-term stockholder returns.

In 2024, our long-term incentive program provided for the delivery of long-term incentive awards through a combination of the following two award vehicles:

LTI Vehicle	Vesting Terms	Weighting
Performance-based Restricted Stock Units (PSUs)	A three-year performance period covering calendar years 2024 through 2026; three-year cliff vesting following the completion of the performance period	Approximately 50% of total target award
Restricted Stock Units (RSUs)	RSUs vest in three equal annual installments from the vesting commencement date of March 10, 2024, subject to continued employment	Approximately 50% of total target award

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The PSU award is designed to reward executives for absolute total shareholder return as measured by the Company’s stock price appreciation and any declared dividends. We use absolute total shareholder return as the sole performance metric for the award because the compensation and leadership committee believes it is the ultimate measure of the Company’s achievement for its stockholders over the long term. The PSUs have both upside potential and downside risk based on positive or negative absolute total shareholder return performance. Vesting of the 2024-2026 PSU award cycle occurs on March 10, 2027, following the end of the three-year performance period, which is December 31, 2026, and is subject to the executive’s continued employment. Vesting is dependent upon meeting a three-year threshold level of absolute total shareholder return, and participants are eligible to earn up to 125% of their target award. Any PSUs that vest in excess of the 100% target number of units (the “Upside Units”), may be paid out via a cash payment with respect to some or all of the Upside Units, in an amount equal to the fair market value of the underlying shares as of the vesting date.

The following table reflects potential performance and payout percentages for the 2024 PSU awards, which remain the same as the 2023 PSU awards. Performance between these points will be linearly interpolated.

TSR Global	Percent That Become Eligible Units	Corresponding Average Closing Stock Prices
If Company TSR is achieved at . . .	. . . Then the percentage of the Target Number of Performance-Based Restricted Stock Units that become Eligible Units is:	The applicable average closing prices of our common stock for each of the twenty (20) trailing consecutive trading days ending with, and inclusive of, the measurement date would need to reach:
125% or greater	125%	$13.61
100%	100%	$12.10
75%	75%	$10.59
50%	50%	$9.08
25%	25%	$7.56
Less than 25%	0%	< $7.56

Stock-based compensation cost for the PSUs is measured based on the estimated fair value of the PSUs granted using a Monte Carlo simulation. The fair value is then amortized ratably over the requisite service period of the awards. The fair value for PSUs achieved over 100% of target are recognized as a liability and will be revalued as needed throughout the service period.

A summary of our PSU activity under the 2019 Plan for the year ended December 31, 2024 is as follows:

	PSUs Outstanding	Weighted Average Grant-Date Fair Value ($)

Balance – January 1, 2024	327,668	1.33

Granted	501,419	1.57

Vested

Forfeited	151,414	1.46

Balance – December 31, 2024	677,673	1.48

For fiscal year 2024, we recognized approximately $284,050 in compensation cost related to nonvested PSU awards granted to employees in our condensed consolidated statements of operations. As of December 31, 2024, we had approximately $707,668 in unrecognized compensation cost related to nonvested PSU awards granted to employees, which will be recognized over a weighted average vesting period of approximately 1.81 years.

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Employment and Change in Control Arrangements
We have entered into

at-will

employment offer letters with each of our NEOs that were approved by the compensation and leadership committee
and our Board. In addition, we provide each NEO with the opportunity to receive certain severance payments and benefits in the event of a termination of employment under certain circumstances, including in connection with a change of control. The compensation and leadership committee generally believes that the severance protection payments and benefits we offer are necessary to provide stability among our executive officers, serve to focus our executive officers on our business operations, and avoid distractions in connection with a potential change in control transaction or period of uncertainty.
For additional information on the employment arrangements and potential post-employment payments to our NEOs, see “
Employment, Severance, and Change in Control Agreements
” and “
Potential Payments and Benefits Upon Termination or Change in Control
” below.
401(k) Plan and Employee Benefits
During 2024, all full-time employees in the United States employed by Oportun, including the NEOs, were eligible to participate in the Company’s 401(k) plan, a tax qualified retirement plan. Other than the 401(k) plan, we do not provide defined benefit pension plans or defined contribution retirement plans to the NEOs or other employees.
We also offer a number of benefit programs to our full-time employees, including our NEOs, in the United States. These benefits include medical, vision and dental insurance, health and dependent care flexible spending accounts, wellness programs, charitable donation matching, short-term and long-term disability insurance, accidental death and dismemberment insurance, basic life insurance coverage, and business travel insurance. Full-time and part-time employees in the United States are eligible to receive paid parental leave.
Stock Ownership Guidelines
In April 2022, the compensation and leadership committee adopted stock ownership guidelines for our executive officers and non-employee

directors to further align their interests with our stockholders. Under these guidelines, each participant is required to own shares of our common stock with value of at least the following:

Position	Ownership Requirement

CEO	6x annual base salary

Other Section 16 officers	3x annual base salary

Non-employee directors	5x annual cash retainer
Covered executives are expected to meet the required ownership level within five years of the later of the initial adoption of the policy or hire or promotion into a covered executive role.

Non-employee

directors are expected to meet the required ownership level within five years of the appointment date. Further, executives and non-employee

directors must hold at least 50% of any net

after-tax

shares realized from equity award vesting or exercise until the guideline has been met. Shares held outright and unvested RSUs that are subject to only a time-vesting condition count towards the ownership threshold but shares underlying options and unearned performance-vesting shares do not.
Compensation Clawback
In April 2022, the compensation and leadership committee approved a discretionary executive clawback policy which applies to our Section 16 officers. Our discretionary clawback policy provides that if (i) the Company is required to restate its financial statements filed pursuant to the Exchange Act as a result of a material error in the financial statement, (ii) such restatement is due to the gross negligence or intentional misconduct of a clawback officer (as determined by the compensation and leadership committee), (iii) the amount of any cash-based incentive paid to or payable to such clawback officer that was determined based on the achievement of financial or operating results would have been less if such financial statements had been correct at the time of determination, and (iv) no more than three years

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have elapsed from the filing date of such financial statements upon which such incentive compensation was determined, then the Company shall recoup from such clawback officer an amount equal to such excess cash incentive compensation through such means as the compensation and leadership committee determines in accordance with the policy.
In addition to the above-described discretionary clawback policy, in November 2023, the compensation and leadership committee adopted a separate mandatory incentive-based executive clawback policy which applies to our current and former executive officers, on or after October 2, 2023. Our mandatory clawback policy provides for the recoupment of certain executive compensation, regardless of whether the executive officer was at fault, including but not limited to short- and long-term incentive-based compensation, in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under U.S. federal securities laws, consistent with SEC regulations effective in 2023. Under the policy, if an accounting restatement occurs, the Company is required to recover any incentive-based compensation received by an executive officer that exceeds what would have been earned under the restated financial statements. The compensation and leadership committee administers the policy, determining the amount to be recovered and overseeing the repayment process in accordance with the policy. Recovery methods may include direct reimbursement, offsetting against future compensation, cancellation of equity awards, or other legally permissible actions. Exceptions to the policy are limited and apply only if recovery would be impracticable, such as when enforcement costs exceed the recoverable amount, or recovery would violate applicable laws.
Insider Trading Policy
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws. As part of this commitment, we have established an insider trading policy, governing the purchase, sale, and/or other disposition of our securities by our directors, officers and employees, as well as their family members and entities controlled by them, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our insider trading policy was filed as an Exhibit to our Annual Report on

Form 10-K.

We comply with insider trading laws, rules and regulations and any applicable listing standards in any transactions involving our own securities.
Hedging and Pledging Policies
Our insider trading policy prohibits, among other things, all employees and non-employee

directors from engaging in short sales or transactions in publicly-traded options (such as puts and calls) and other derivative securities relating to our common stock, hedging or similar transaction designed to decrease the risks associated with holding our securities, pledging any of our securities as collateral for a loan, and holding any of our securities in a margin account.
Practices and Policies Related to the Grant of Certain Equity Awards
While our Long-Term Incentive Compensation plan allows for the granting of stock options, stock appreciation rights, and similar option-like awards, we have not awarded stock options, stock appreciation rights, or similar option-like awards in recent years to our executive officers or directors, and there were no stock options granted to or exercised by our executive officers or directors in fiscal years 2024 or 2023. Instead, long-term equity incentives are delivered through our PSUs and RSUs, which we believe better aligns with our pay-for-performance

philosophy. Should the compensation and leadership committee determine that the award of stock options or similar option-like awards support our objectives in the future, grants will be made following a structured process aligned with our established equity grant policies and timing considerations.
It is the general practice and policy of our compensation and leadership committee not to grant stock options or similar awards to executive officers or directors in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock and not to time the public release of such information based on stock option grant dates. Additionally, it is our general practice and policy not to grant stock options or similar awards (i) outside of “trading windows” established in accordance with our insider trading policy; or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form

8-K

that discloses material nonpublic information. The foregoing restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the grant date. As a general practice, our executive officers, directors, and employees are not permitted to choose the grant date applicable to their individual equity awards. Annual grants (excluding one-time

awards that may be made in unique circumstances, such as upon joining the Company or as a retention incentive) are generally made at a meeting of the compensation and leadership committee that is held during the first half of each fiscal year.

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In accordance with these practices and policies, during the fiscal year ended December 31, 2024, none of our NEOs were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form

10-Q,

Form

10-K,

or Form

8-K

that disclosed material nonpublic information and ending one business day after the filing or furnishing of such reports. During 2024, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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Compensation Risk Assessment

The compensation and leadership committee has reviewed our compensation programs to assess whether they encourage our employees to take excessive or inappropriate risks. After reviewing and assessing our compensation philosophy, policies and practices, including the mix of fixed and variable, short-term and long-term incentives and overall pay, incentive plan structures, and the checks and balances built into, and oversight of, each plan and practice, the compensation and leadership committee has determined that any risks arising from our compensation programs are not reasonably likely to have a material adverse effect on the Company.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a publicly-held company can deduct for U.S. federal tax purposes in any tax year on compensation paid to “covered employees.” The compensation and leadership committee retains discretion to award compensation amounts which are not tax-deductible if it determines that such compensation is consistent with our business needs and considers tax implications, including deductibility, as one of several factors in making compensation decisions.

Taxation of Parachute Payments and Deferred Compensation

We do not provide, and have no obligation to provide, any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Section 280G, 4999, or 409A of the Code. Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change of control that exceed certain limits prescribed by the Code, and that the employer may be unable to take a deduction on the amounts subject to this additional tax.

Summary Compensation Table

The following table provides information regarding the compensation awarded to, earned by or paid to our NEOs for the years ended December 31, 2024, 2023, and 2022:

	Year	Salary(1) ($)	Bonus ($)		Stock Awards(3) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)

Raul Vazquez(6)(7) Chief Executive Officer	2024	595,000	—		682,444	—	616,658	—	1,894,102
	2023	687,885	—		746,007	—	225,680	34,963	1,694,535
	2022	683,836	—		2,650,738	875,005	525,000	31,345	4,765,924

Kathleen Layton	2024	387,173	—		136,491	—	267,252	—	790,917
Chief Legal Officer and Corporate Secretary	2023	356,216	95,175	(2)	371,545	—	47,795	15,362	886,093

Patrick Kirscht Chief Credit Officer	2024	483,115	—		360,845	—	445,759	—	1,289,720
	2023	473,509	—		208,704	—	121,881	39,819	843,913
	2021	469,176	—		1,136,034	375,008	234,682	38,949	2,253,849

(1)

The salary amounts in this column reflect the blended salary paid, which takes into account any salary increases or decreases effective during the year, if any. These amounts have been adjusted to reflect the blended salary paid and may deviate an immaterial amount from the previously reported salaries.

(2)

The amount reported represents an annual bonus paid to Ms. Layton during the course of 2023, prior to her promotion to Chief Legal Officer. At the time, the bonus for non-executive employees was not based on pre-established performance criteria and therefore is not included in Non-Equity Incentive Plan Compensation.

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(3)

These columns reflect the aggregate grant date fair value of stock options, RSUs, and PSUs measured pursuant to FASB ASC 718 without regard to forfeitures and assuming the probable level of achievement for all PSUs. We value time-based RSUs based on the closing market price of our common stock reported on Nasdaq on the grant dates. We value PSUs using the Monte Carlo simulation pricing model. In 2024, Messrs. Vazquez and Kirscht and Ms. Layton were granted PSUs having the following grant date fair values: $239,695 for Mr. Vazquez, $126,740 for Mr. Kirscht and $47,940 for Ms. Layton. The value of the PSUs at the grant date assuming that the highest level of performance conditions will be achieved is $299,617 for Mr. Vazquez, $158,425 for Mr. Kirscht and $59,924 for Ms. Layton. In 2023, Messrs. Vazquez and Kirscht were granted PSUs having the following grant date fair values: $234,560 for Mr. Vazquez and $65,621 for Mr. Kirscht. The value of the PSUs at the grant date, assuming the highest level of performance conditions will be achieved is $293,200 for Mr. Vazquez and $82,026 for Mr. Kirscht. The actual number of PSUs, if any, that may be earned range from 0% to 125% of the target number of units. The Upside Units, may be paid out via a cash payment with respect to some or all of the Upside Units, in an amount equal to the fair market value of the underlying shares as of the vesting date, subject to the terms of the 2019 Equity Incentive Plan and the PSU Award Agreement. For additional information on the assumptions used in calculating the grant date fair value of these awards see Note 2 and Note 11 to our Notes to the Consolidated Financial Statements included on our Annual Report on Form 10-K filed February 20, 2025, as well as “Elements of Executive Compensation and 2024 Compensation Decisions—Long-Term Incentive Compensation” above. These amounts in this column may not reflect the actual economic value that may be realized by the NEO. For additional information regarding our long-term incentive program, see “Elements of Executive Compensation and 2024 Compensation Decisions—Long-Term Incentive Compensation” above.

(4)	The amounts represent the bonuses paid under our annual incentive plan. For Mr. Kirscht, the amount also includes the bonus paid under our MBO Cash Performance Program.
(5)

The amounts reported include the cash value of Oportun’s match of our NEO’s contributions to the 401(k) plan in 2022 and 2023, matching charitable contributions made by Oportun in 2022 and 2023 pursuant to the Company’s charitable match program, certain life insurance premium payments, and certain medical insurance and disability insurance payments. No 401(k) matching contributions were provided to the NEOs for 2024.

(6)	Mr. Vazquez serves on our Board but is not paid additional compensation for such service.
(7)	Mr. Vazquez’ base salary was voluntarily decreased from $700,000 to $595,000, effective November 11, 2023.

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Grants of Plan-Based Awards in Fiscal Year 2024

The following table provides information regarding each grant of a plan-based award made to an NEO under any plan in the year ended December 31, 2024:

	Type of Award	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Units (#)	Grant Date Fair Value of Stock Awards(2) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Raul Vazquez	Annual incentive award	3/17/2025	100,406	595,000	743,750	—	—	—	—	—
	PSU	6/14/2024	—	—	—	38,168	152,672	190,840	—	239,695
	RSU	6/14/2024	—	—	—	—	—	—	152,672	442,749

Kathleen Layton	Annual incentive award	3/10/2025	42,778	253,500	316,875	—	—	—	—	—
	PSU	6/14/2024	—	—	—	7,633	30,535	38,168	—	47,940
	RSU	6/14/2024	—	—	—	—	—	—	30,535	88,551

Patrick Kirscht	Annual incentive award	3/10/2025	53,236	315,475	394,343	—	—	—	—	—
	MBO award	1/29/2025	—	125,000	—	—	—	—	—	—
	PSU	6/14/2024	—	—	—	20,181	80,726	100,907	—	126,740
	RSU	6/14/2024	—	—	—	—	—	—	80,726	234,105

(1)

The target amounts shown in the column reflect the annual cash incentive compensation for which the executive was eligible to receive under our annual incentive plan or MBO award program, respectively. Threshold amounts for the annual incentive plan represent 50% attainment of the total revenue corporate performance metric and 0% attainment for the remaining corporate performance and individual goals metrics. The MBO award program does not contain a minimum threshold.

(2)

This column reflects the aggregate grant date fair value of the RSU awards and PSU awards, assuming the probable level of achievement, measured pursuant to FASB ASC 718, without regard to forfeitures. The assumptions used in calculating the grant date fair value of these awards are set forth in Note 2 and Note 11 to our Notes to the Consolidated Financial Statements included on our Annual Report on Form 10-K filed February 20, 2025, as well as “Elements of Executive Compensation and 2024 Compensation Decisions—Long-Term Incentive Compensation” above. These amounts do not reflect the actual economic value that may be realized by the NEO.

Annual Incentive Plan

Each of our NEOs was eligible to participate in our annual incentive plan for 2024. For additional discussion regarding the criteria applied in determining the amounts payable under the Annual Incentive Plan, please see “Executive Compensation—Annual Incentive Plan.”

MBO Cash Performance Program

Mr. Kirscht was the only NEO eligible to participate in our MBO Cash Performance Program for 2024. For additional discussion regarding the criteria applied in determining the amounts payable under the MBO Cash Performance Program, please see “Executive Compensation— MBO Cash Performance Program.”

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Outstanding Equity Awards at 2024 Fiscal Year End

The following table provides information with respect to all outstanding stock options and RSUs held by our NEOs as of December 31, 2024. See “Employment, Severance, and Change in Control Agreements” and “Potential Payments and Benefits Upon Termination or Change in Control” below for information regarding the impact of certain employment termination scenarios on outstanding equity awards.

		Option Awards				Stock Awards

Name	Award Grant Date(1)	Number of Securities Underlying Unexercised Options— Unexercisable(2) (#)	Number of Securities Underlying Unexercised Options— Exercisable(3) (#)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested(5) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)

Raul Vazquez	9/29/2015	—	3,741	26.73	9/28/2025	—	—	—	—

	11/30/2016	—	145,453	19.69	11/29/2026	—	—	—	—

	6/28/2019	—	140,551	18.04	6/27/2029	—	—	—	—

	3/10/2020 (6)	—	193,364	19.00	3/9/2030	—	—	—	—

	3/10/2021 (6)	4,510	67,626	21.26	3/9/2031	—	—	—	—

	3/10/2021	—	—	—	—	10,290 (4)	39,925	—	—

	3/25/2022	34,860	76,688	13.39	3/24/2032	—	—

	3/25/2022	—	—	—	—	98,982 (4)	384,050	—	—

	12/6/2023	—	—	—	—	117,575 (8)	456,191	—	—

	12/6/2023	—	—	—	—	—	—	44,090 (10)	171,069

	06/14/2024	—	—	—	—	152,672 (9)	592,367

	06/14/2024	—	—	—	—	—	—	38,168 (11)	148,092

Kathleen Layton	12/21/2016	—	8,522	19.69	12/20/2026	—	—	—	—

	11/29/2017	—	4,022	24.86	11/28/2027	—	—	—	—

	3/29/2018	—	3,935	25.41	3/28/2028	—	—	—	—

	3/10/2020 (6)	—	9,164	19.00	3/9/2030	—	—	—	—

	3/10/2021	—	—	—	—	836 (4)	3,244	—	—

	3/10/2021 (6)	367	5,490	21.26	3/9/2031	—	—	—	—

	3/10/2022	—	—	—	—	5,113 (4)	19,838	—	—

	3/10/2022 (6)	5,402	11,881	13.26	3/9/2032	—	—	—	—

	9/10/2023	—	—	—	—	27,077 (4)	105,059	—	—

	10/25/2023	—	—	—	—	9,350 (4)	36,278	—	—

	06/14/2024	—	—	—	—	30,535 (9)	188,476	—	—

	06/14/2024	—	—	—	—	—	—	7,633 (11)	29,616

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		Option Awards				Stock Awards

Name	Award Grant Date(1)	Number of Securities Underlying Unexercised Options— Unexercisable(2) (#)	Number of Securities Underlying Unexercised Options— Exercisable(3) (#)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested(5) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)

Patrick Kirscht	9/29/2015	—	54,545	26.73	9/28/2025	—	—	—	—

	11/30/2016	—	45,453	19.69	11/29/2026	—	—	—	—

	6/28/2019	—	70,275	18.04	6/27/2029	—	—	—	—

	3/10/2020 (6)	—	82,871	19.00	3/9/2030	—	—	—	—

	3/10/2021 (6)	1,933	30,916	21.26	3/9/2031	—	—	—	—

	3/10/2021	—	—	—	—	4,410 (4)	17,111	—	—

	3/25/2022	14,941	47,807	13.39	3/24/2032	—	—	—	—

	3/25/2022	—	—	—	—	42,421 (4)	164,593	—	—

	12/6/2023	—	—	—	—	32,893 (8)	127,625	—	—

	12/6/2023	—	—	—	—	—	—	12,334 (10)	47,856

	06/14/2024	—	—	—	—	80,726 (9)	313,217	—	—

	06/14/2024	—	—	—	—	—	—	20,181 (11)	78,302

(1)

Awards with a grant date after July 31, 2015, but on or prior to September 26, 2019, were granted under our 2015 Stock Option/Stock Issuance Plan. Awards with a grant date after September 26, 2019 were granted under our 2019 Equity Incentive Plan.

(2)

Each option grant provides for a four-year vesting schedule, with one-fourth of the underlying shares vesting on the one-year anniversary of the vesting commencement date, and the balance vesting in equal monthly installments over the remaining 36 months, in each case subject to the executive’s continued service through the applicable vesting date. Except with respect to stock options granted under our 2019 Equity Incentive Plan, options are exercisable immediately following grant, also known as “early exercisable,” and unvested shares purchased on an early exercise are subject to a repurchase right in our favor on termination of employment that lapses along the same vesting schedule as contained in the option grant. This column reflects the number of unexercised options that were unvested as of December 31, 2024.

(3)	This column reflects the number of shares subject to unexercised options that were vested as of December 31, 2024.
(4)

The RSUs will vest over a four-year period with one-fourth of the RSUs vesting on each one-year anniversary of the vesting commencement date, subject to the executive’s continued service on each such vesting date. There is no performance-based vesting condition associated with such RSUs.

(5)

Represents the number of unvested shares underlying RSUs or PSUs multiplied by the per share fair market value of our common stock as of December 31, 2024, based on the closing price of our common stock of $3.88 per share.

(6)	Stock options granted under our 2019 Equity Incentive Plan are not early exercisable.
(7)

Includes “pull-forward” grants awarded in September 2020 where the grant pulled forward 50% of the annual grant value that otherwise would have been awarded as part of the annual review process in March 2021, with the remainder issued as awards of stock options and RSUs in March 2021.

(8)

The RSUs will vest in 3 equal annual installments from the vesting commencement date of March 10, 2023, subject to the executive’s continued service on each vesting date. There is no performance-based vesting condition associated with such RSUs.

(9)

The RSUs will vest in 3 equal annual installments from the vesting commencement date of March 10, 2024, subject to the executive’s continued service on each vesting date. There is no performance-based vesting condition associated with such RSUs.

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(10)

These amounts represent PSU grants, assuming an achievement level at threshold. The actual number of PSUs, if any, that may be earned range from 0% to 125% of the target number of units. Any PSUs that vest in excess of the Upside Units, may be paid out in cash. Vesting is also contingent upon the continued employment of the executive through March 10, 2026, or as otherwise provided in the applicable award agreement. For additional information, see “Elements of Executive Compensation and 2023 Compensation Decisions—Long-Term Incentive Compensation” above.

(11)

These amounts represent PSU grants, assuming an achievement level at threshold. The actual number of PSUs, if any, that may be earned range from 0% to 125% of the target number of units. Any PSUs that vest in excess of the Upside Units, may be paid out in cash. Vesting is also contingent upon the continued employment of the executive through March 10, 2027, or as otherwise provided in the applicable award agreement. For additional information, see “Elements of Executive Compensation and 2024 Compensation Decisions—Long-Term Incentive Compensation” above.

Option Exercises and Stock Vested in Fiscal Year 2024

The following table presents information concerning the aggregate value and number of shares of our common stock for which options were exercised or RSUs vested during 2024 for each of the NEOs:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Raul Vazquez	—	—	173,068	593,615

Kathleen Layton	—	—	24,350	77,157

Patrick Kirscht	—	—	65,426	222,745

(1)	The number of shares and value realized on vesting include shares that were withheld or sold at the time of vesting to satisfy tax withholding requirements.

Employment, Severance and Change in Control Agreements

We previously entered into offer letters with each of our NEOs that generally provide for at-will employment and set forth the executive’s base salary, eligibility for an annual incentive award opportunity and employee benefits, and coverage under our executive severance policy. Each of our NEOs has also executed our standard form of proprietary information and invention assignment agreement. Each NEO must abide by any applicable compensation recovery policy, stock ownership guidelines, or other similar policies that we maintain. Further, the award agreements governing the PSU awards granted to Messrs. Vazquez and Kirscht in 2023 and Messrs. Vazquez and Kirscht and Ms. Layton in 2024 provide for certain benefits upon a change in control or in the event of an involuntary termination of the applicable NEO in connection with a change in control of Oportun. General provisions of the executive severance and change in control policy are discussed below, and any potential payments and benefits due upon a termination of employment or a change in control are further quantified below in “Potential Payments and Benefits Upon Termination or Change in Control.”

Executive Severance and Change in Control Policy

We maintain an executive severance and change in control policy, which covers each of our NEOs.

Upon a termination of employment by us without cause or by the executive for good reason (an “involuntary termination”), our NEOs other than our CEO will receive 12 months of salary continuation and continuation of health plan benefits at no cost under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) if they have been employed with us for at least five years (or nine months of such benefits if they have been employed for less than five years). If the termination occurs during the period beginning 90 days before, through 12 months after, our change in control (the “change in control period”), they will receive the higher level of salary continuation and health insurance benefits regardless of their tenure with us, their full target bonus, and full vesting of their unvested equity awards other than performance-vested awards. For performance-vested awards (other than the PSU awards described in the following section), any acceleration of vesting, exercisability or lapse of restrictions is based on actual performance through the date of such change in control. As of December 31, 2024, the last day of the most recently completed fiscal year, each of Ms. Layton and Mr. Kirscht had completed at least five years of employment with us.

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On an involuntary termination, our CEO will receive 18 months of salary continuation and continuation of health plan benefits at no cost under COBRA if he has been employed with us for at least five years (or 12 months of such benefits if he has been employed for less than five years), and 12 months’ worth of accelerated vesting of equity awards other than performance-vested awards. If the involuntary termination occurs within the change in control period, he will receive the higher level of salary continuation and health insurance benefits regardless of his tenure with us, 150% of his target bonus, and full vesting of his unvested equity awards other than performance-vested awards. For performance-vested awards (other than the PSU awards described in the following section), any acceleration of vesting, exercisability or lapse of restrictions is based on actual performance through the date of such change in control. As of December 31, 2024, the last day of the most recently completed fiscal year, our CEO had completed at least five years of employment with us.

Severance benefits are subject to the execution of a release of claims by the executive, resignation from all officer and director positions, and continued compliance with the executive’s obligations under any confidentiality, intellectual property assignment, non-solicitation and restrictive covenant agreement with us. The terms “cause,” “good reason” and “change in control” can be found in the executive severance and change in control policy. If the payments and benefits under our executive severance and change in control policy would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and would be subject to the related excise tax, such payments either will be paid in full or as to such lesser amount that would result in no portion of the payments and benefits being subject to such excise tax, whichever results in the greater amount of after-tax benefits to the NEO after taking into account any applicable excise tax. Our executive severance and change in control policy does not provide for any Internal Revenue Code Section 280G-related tax gross-up payments from the Company.

PSU Award Agreement

Under each of the award agreements governing the PSU awards granted to Messrs. Vazquez and Kirscht in 2023, if a “change in control” (as defined in the PSU award agreement) occurs during the three-year performance period covering calendar years 2023 through 2025, the performance period will be shortened to conclude as of a date, determined by the compensation and leadership committee, that is within the 10-day period ending with the estimated date of the change in control, and the compensation and leadership committee will certify our TSR performance during the abbreviated performance period by comparing the beginning average closing price to the consideration payable in the change in control (instead of the average closing price for the last 20 trailing consecutive trading days).

Under each of the award agreements governing the PSU awards granted to Messrs. Vazquez and Kirscht and Ms. Layton in 2024, if a “change in control” (as defined in the PSU award agreement) occurs during the three-year performance period covering calendar years 2024 through 2026, the performance period will be shortened to conclude as of a date, determined by the compensation and leadership committee, that is within the 10-day period ending with the estimated date of the change in control, and the compensation and leadership committee will certify our TSR performance during the abbreviated performance period by comparing the beginning average closing price to the consideration payable in the change in control (instead of the average closing price for the last 20 trailing consecutive trading days).

If the applicable NEO continues to provide service to us through the date of the change in control, then as of immediately before the change in control, a number of PSUs will become eligible PSUs equal to the greater of (x) the number of PSUs, if any, that the compensation and leadership committee determined may become eligible PSUs according to the certification described above, or (y) 100% of the target number of PSUs.

If the change in control occurs while the NEO continues to provide service to us and the PSU award is not assumed, continued, or substituted by a similar award, 100% of the NEO’s eligible PSUs (as determined according to the certification described above) will vest as of immediately before the change in control.

In addition, if, during the period beginning 90 days before a change in control and ending 12 months after that change in control, the NEO’s employment with us is terminated either (a) by us without “cause” and other than due to their death or “disability,” or (b) by the NEO for “good reason” (as such terms are defined in the PSU agreement), 100% of the NEO’s eligible PSUs will vest, subject to the NEO’s execution of a release of claims by the executive, resignation from all officer and director positions, and continued compliance with the executive’s obligations under any confidentiality, intellectual property assignment, non-solicitation and restrictive covenant agreement with us. The vesting acceleration benefits under our executive severance and change in control policy will not apply to these PSU awards.

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Potential Payments and Benefits Upon Termination or Change in Control

The following table sets forth the estimated payments and benefits that would be received by each of the NEOs upon a change in control of Oportun, upon a termination of employment without cause or following a resignation for good reason (which we refer to below as an involuntary termination) unrelated to a change in control, or upon an involuntary termination in connection with a change in control of Oportun. This table reflects amounts payable to each NEO assuming his or her employment was terminated on December 31, 2024, and/or the change in control also occurred on that date. For additional discussion of the potential benefits and payments due in connection with a termination of employment or a change in control, please see “Employment, Severance, and Change in Control Agreements—Executive Severance and Change in Control Policy” above.

Name	Change in Control(1)(2) ($)	Involuntary Termination Other than During Change in Control Period(2)(3) ($)	Involuntary Termination During Change in Control Period(2)(3) ($)

Raul Vazquez

Salary Severance(4)	—	1,050,000	1,050,000

Bonus Severance(4)	—	—	1,050,000

Continuation of Health Insurance Benefits	—	27,852	27,852

Accelerated Vesting of Equity Awards	1,276,648	657,501	2,749,182

Total	1,276,648	1,735,353	4,877,034

Kathleen Layton

Salary Severance	—	390,000	390,000

Bonus Severance	—	—	253,500

Continuation of Health Insurance Benefits	—	—	—

Accelerated Vesting of Equity Awards	118,476	—	401,370

Total	118,476	390,000	1,044,870

Patrick Kirscht

Salary Severance	—	485,346	485,346

Bonus Severance	—	—	315,475

Continuation of Health Insurance Benefits	—	27,852	27,852

Accelerated Vesting of Equity Awards	504,641	—	1,127,175

Total	504,641	513,198	1,955,848

(1)

The values listed in this column for “Equity Awards” reflect the estimated value of the PSUs granted to the applicable NEO that would become eligible PSUs (that is, eligible to vest on March 10, 2026 or March 10, 2027, subject to the NEO continuing to provide service following the change in control through that date) if a change in control occurred on December 31, 2024 (which was during each PSU award’s three-year performance period). This estimated value was calculated by multiplying the number of eligible PSUs by the closing price for a share of our common stock on December 31, 2024 (the last business day of our 2024 fiscal year), which was $3.88. The number of eligible PSUs is assumed to be the target number of PSUs since the number of PSUs that would become eligible PSUs based on our TSR performance during the abbreviated performance period was less than the target number of PSUs.

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(2)	Based on salary and target bonus amounts as of December 31, 2024.
(3)

The values listed in this column for “Equity Awards” reflect the estimated value of accelerated vesting of the applicable NEO’s equity awards, which was calculated by multiplying the number of shares underlying the NEO’s unvested option, RSU awards or PSU awards that would be accelerated by the closing price for a share of our common stock on December 31, 2024 (the last business day of our 2024 fiscal year), which was $3.88, minus the aggregate exercise price attributable to the accelerated shares in the case of a stock option. No value has been included for stock options that have a per share exercise price at or above $3.88. For the PSU awards granted to Messrs. Vazquez and Kirscht in 2023 and Messrs. Vazquez and Kirscht and Ms. Layton in 2024, the number of PSUs accelerated is assumed to be the target number of PSUs since the number of PSUs that would become eligible PSUs based on our TSR performance during each abbreviated performance period was less than the target number of PSUs.

(4)

In connection with Mr. Vazquez’ voluntary reduction in salary, the compensation and leadership committee agreed that with respect to the executive severance and change in control policy, any severance benefits received will be determined using the annual base salary in effect immediately before the reduction.

Equity Compensation Plan Information

The following table provides information as of December 31, 2024 with respect to shares of our common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units and Rights (#)	Weighted Average Exercise Price of Outstanding Options(1) ($)	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column) (#)

Equity compensation plans approved by security holders

2019 Equity Incentive Plan(2)	5,655,245	16.96	3,282,515

2015 Stock Option / Stock Issuance Plan	882,194	20.52	—

2005 Stock Option / Stock Issuance Plan	83,251	26.76	—

2019 Employee Stock Purchase Plan(3)	—	—	2,271,288

Equity compensation plans not approved by security holders

2021 Inducement Equity Incentive Plan(4)	374,828		442,014

Total	6,995,518		5,995,817

(1)	PSUs and RSUs, which do not have an exercise price, are excluded in the calculation of weighted-average exercise price.
(2)

Our 2019 Equity Incentive Plan (“2019 Plan”) provides that the number of shares of common stock available for issuance under the 2019 Plan automatically increases on the first day of each fiscal year beginning with the 2020 fiscal year, in an amount equal to 5% of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year. The Board may act prior to the first day of any fiscal year to provide that the increase in the share reserve for such fiscal year will be a lesser number of shares.

(3)

Our 2019 Employee Stock Purchase Plan (“ESPP”) provides that the number of shares of common stock available for issuance under the ESPP automatically increases on the first day of each fiscal year beginning with the 2020 fiscal year, in an amount equal to the lesser of (i) 1% of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year or (ii) 726,186 shares. The Board may act prior to the first day of any fiscal year to provide that there will be no increase in the share reserve for such fiscal year or that the increase in the share reserve for such fiscal year will be a lesser number of shares.

(4)	This plan is more fully described in Note 11 to our Notes to the Consolidated Financial Statements included on our Annual Report on Form 10-K filed February 20, 2025, as amended.

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Report of the Compensation and Leadership Committee

The information contained in this report of the compensation and leadership committee shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of Section 18 of the Exchange Act. No portion of this compensation and leadership committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The compensation and leadership committee has reviewed and discussed the “Executive Compensation” section with management. Based on this review and discussion, the compensation and leadership committee has recommended to the Board that the “Executive Compensation” section be included in our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2024 and in this proxy statement.

Respectfully submitted by the members of the compensation and leadership committee of the Board:

Louis P. Miramontes (Chair)

Mohit Daswani

Ginny Lee

Scott Parker

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Pay Versus Performance
Our executives’ pay is variable and linked to our business and financial performance. The factors considered by the compensation and leadership committee to determine the compensation of the NEOs and other officers is described in the section “
Executive Compensation
—
Roles of the Compensation and Leadership Committee, Management and the Compensation Consultant—Role of the Compensation and Leadership Committee
” of this proxy statement. Between 2022 and 2024, we experienced a decline in our Net Income and Total Stockholder Return, reflecting continued macroeconomic challenges and pressure on our stock price. While 2023 and 2024 were similar from a stock price perspective, 2024 marked a strong
year in terms of business and financial performance.
In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following table provides information regarding the “compensation actually paid” to our principal executive officer (“PEO”) and our other NEOs
(“non-PEO
NEOs”) and certain financial performance results of the Company.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for non-PEO NEOs (3)	Average Compensation Actually Paid to non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on Company Total Stockholder Return (5)	Net Income (millions) (6)	Adjusted EBITDA (millions) (7)

2024	$1,894,102	$1,784,957	$788,450	$928,331	$19.16	$(78.7)	$104.5

2023	$1,694,535	$1,591,853	$865,003	$723,769	$19.31	$(180.0)	$ 18.6

2022	$4,765,924	$(2,800,770)	$1,998,769	$(902,860)	$27.21	$(77.7)	$ 16.6

(1)	Represents amounts reported in the “total” column of the Summary Compensation Table (“SCT”) for Raul Vazquez (our Chief Executive Officer). Mr. Vazquez was our PEO for each of the years shown.
(2)
Represents dollar amount for Mr. Vazquez derived from the starting point of the compensation reported in the “Total” column of the SCT, under the methodology prescribed under the SEC’s rules, as shown in the table below. The following table presents a reconciliation of total compensation paid to our PEO for each year shown as reported in the SCT, further above, to the compensation actually paid to our PEO, which was computed in accordance with Item 402(v) of Regulation
S-K,
as reported in the Pay Versus Performance table to which this footnote relates.

Fiscal Year	2022	2023	2024

SCT Total for PEO	$4,765,924	$1,694,535	$1,894,102

- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(3,525,743)	$(746,007)	$(682,444)

+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$1,330,204	$1,076,900	$917,559

+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(3,390,451)	$(415,995)	$(176,820)

+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0

+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years that Vested During Fiscal Year	$(1,980,704)	$(17,580)	$(167,440)

- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0

Compensation Actually Paid	$(2,800,770)	$1,591,853	$1,784,957

(3)
Represents the averages of the amounts reported in the “total” column of the SCT for our non-PEO
NEOs. Our
non-PEO
NEOs for 2022 were Jonathan Coblentz and Patrick Kirscht. Our non-PEO
NEOs for 2023 and 2024 were Kathleen Layton and Patrick Kirscht.

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(4)
Represents dollar amounts on an averaged basis for our
non-PEO
NEOs derived from the starting point of the compensation reported in the “Total” column of the SCT, under the methodology prescribed under the SEC’s rules, as shown in the table below. The following table presents a reconciliation of the average total compensation paid to our non-PEO
NEOs for each year shown as reported in the SCT, further above, to the average compensation actually paid to our non-PEO
NEOs, which was computed in accordance with Item 402(v) of Regulation
S-K,
as reported in the Pay Versus Performance table to which this footnote relates.

Fiscal Year	2022	2023	2024

SCT Total for non-PEO NEOs	$1,998,769	$865,003	$788,450

- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(1,309,572)	$(290,124)	$(123,376)

+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$494,079	$257,775	$334,339

+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(1,318,650)	$(103,626)	$(25,551)

+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0

+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years that Vested During Fiscal Year	$(767,487)	$(5,258)	$(45,532)

- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0

Compensation Actually Paid	$(902,860)	$723,769	$928,331

(5)	Represents value of initial $100 investment in Oportun stock on December 31, 2021, the last trading day prior to the earliest fiscal year shown in the table.
(6)	Represents the Company’s net income reflected in the Company’s audited financial statements.
(7)
The company-selected measure is Adjusted EBITDA, which is a
non-GAAP
financial measure. Refer to Appendix A for a description of how this measure is calculated and a reconciliation to the most directly comparable measure calculated under GAAP.

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Relationship Between PEO’s and
Non-PEO
NEOs’ Compensation Actually Paid and Total Shareholder Return (“TSR”)
The following graph sets forth the relationship between compensation actually paid (or “CAP”) to our PEO and the average of compensation actually paid to our non-PEO
NEOs versus the Company’s cumulative TSR for the fiscal years shown.

Oportun Financial Corporation CAP vs TSR
$3.00
$2.00
$1.00
$0.00
($1.00)
($2.00)
($3.00)
($4.00)
Compensation Actually Paid ($M)
$30.00
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
Value of $100 Investment from 12/31/2021
FY 2022
FY 2023
FY 2024
PEO CAP ($M) - Raul Vazquez
Avg NEO CAP ($M)
OPRT TSR

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Relationship Between PEO’s and
Non-PEO
NEOs’ Compensation Actually Paid and Net Income (Loss)
The following graph sets forth the relationship between compensation actually paid to our PEO and the average of compensation actually paid to our non-PEO
NEOs versus our net income (loss) for the fiscal years shown.

Relationship Between PEO’s and
Non-PEO
NEOs’ Compensation Actually Paid and Adjusted EBITDA
The following graph sets forth the relationship between compensation actually paid to our PEO and the average of compensation actually paid
to our
non-PEO
NEOs versus Adjusted EBITDA for the fiscal years shown.

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Certain Relationships and Related Transactions
The following is a summary of transactions and arrangements, since the beginning of our last two fiscal years, to which we have been a participant, in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average Company’s total assets at year-end
for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer or director, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer or director or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons has a substantial ownership interest or control.
Indemnification Agreements
Our amended and restated certificate of incorporation contains provisions limiting the liability of our directors, and our amended and restated bylaws provide that we indemnify each of our directors and executive officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our Board with discretion to indemnify our other officers and agents when determined appropriate by our Board. In addition, we have entered and expect to continue to enter into agreements to indemnify our directors and executive officers.

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Investors’ Rights Agreements and Registration Rights Agreements

We are party to an amended and restated investors’ rights agreement (the “IRA”) with certain purchasers of our preferred stock (which converted to common stock in our IPO), which provides, among other things, that certain holders of our capital stock, have the right to demand that we file a registration statement or request that their shares of our capital stock be included on a registration statement that we are otherwise filing. As of September 30, 2023, the obligations under the IRA were terminated.

In connection with the acquisition of Hello Digit, Inc. (“Digit”) we entered into a registration rights agreement with the holders of Digit stock, pursuant to which the holders have certain “piggyback” registration rights with respect to registrations of equity securities initiated by us. The obligations under the registration rights agreement have terminated.

Transactions with Credit Karma and Hummingbird

Raul Vazquez, our CEO and a member of our Board, is currently a member of the board of directors of Intuit Inc. (“Intuit”). On December 3, 2020, Intuit acquired Credit Karma. We have conducted business with Credit Karma for lead generation services since November 2019 and made payments to Credit Karma of approximately $1.6 million for services provided in 2023 and $126,000 for services provided in 2024. Mr. Vazquez is not involved in directly managing Credit Karma and these transactions with Credit Karma were entered into in the ordinary course of business. This transaction was approved in accordance with Oportun’s Related Person Transactions Policy.

We entered into an agreement with Hummingbird RegTech, Inc. (“Hummingbird”), a provider of compliance software, in 2022, and made payments to them of approximately $245,000 in 2023 and payments of approximately $273,000 in 2024. A member of our Board, Jo Ann Barefoot, is a co-founder and shareholder of Hummingbird. Ms. Barefoot is not involved in directly managing Hummingbird and these transactions were entered into in the ordinary course of business. This transaction was approved in accordance with Oportun’s Related Person Transactions Policy.

Transactions with Affiliates of Ellington Financial

In November 2014 we entered into an agreement with ECL Funding, LLC, an entity affiliated with Ellington Financial, formerly a beneficial owner of greater than five percent of our outstanding common stock, to sell at least 10% of our unsecured loan originations, with an option to sell an additional 5%, subject to certain eligibility criteria and minimum and maximum volumes. We also entered into a Servicing Agreement pursuant to which we agreed to service the portfolio owned by Ellington Financial and in return earn a servicing fee of 5%. We chose not to renew the arrangement and allowed the agreement to expire on its terms on March 4, 2022. We will continue to service these loans upon transfer of the receivables.

On March 31, 2022, we participated in a securitization whereby we and funds managed by Ellington Financial both contributed collateral and were co-sponsors of the transaction, which totaled $400.0 million in issued asset-backed notes. As part of the securitization, we sold loans to OPTN Funding Grantor Trust 2022-1, an entity affiliated with Ellington Financial, through the issuance of amortizing asset-backed notes secured by a pool of its unsecured and secured personal installment loans. We have since sold our share of the residual interest in the pool and our only continued involvement is in the form of servicer of these loans.

In November 2023, we entered into an agreement with an affiliated trust of Ellington Financial, to sell certain of our unsecured loan originations, subject to certain eligibility criteria. We also entered into a Servicing Agreement pursuant to which we agreed to service the portfolio purchased by the affiliated trust of Ellington Financial and in return earn a servicing fee of 5%.

The originations of loans sold and held for sale under our agreements with affiliates of Ellington Financial during the year ended December 31, 2023 was $3.4 million and our servicing fee revenue was $8.6 million.1

The originations of loans sold and held for sale under our agreements with affiliates of Ellington Financial during the year ended December 31, 2024 was $70.4 million and our servicing fee revenue was $3.4 million.

[1]	Reflects the correction of an immaterial error in prior disclosure.

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Transactions with Neuberger Berman

On September 14, 2022, we entered into an agreement to borrow $150.0 million of senior secured term loans from certain funds affiliated with Neuberger Berman Specialty Finance (“Neuberger Berman”), beneficial owner of greater than five percent of our outstanding common stock (the “Original Credit Agreement”). On March 10, 2023, we upsized and amended the Original Credit Agreement (the “Amended Credit Agreement”) to be able to borrow up to an additional $75.0 million. We borrowed $20.8 million of term loans under the Amended Credit Agreement on March 10, 2023 (the “Incremental Tranche A-1 Loans”) and borrowed an additional $4.2 million of term loans under the Amended Credit Agreement on March 27, 2023 (the “Incremental Tranche A-2 Loans”). The term loans bore interest at an amount equal to (a) 1-month term SOFR plus 9.00%, payable in cash, plus (b) 3.00%, payable in cash or in kind at our option. The term loans were scheduled to mature on September 14, 2026, and were not subject to amortization. Certain prepayments of the term loans were subject to a prepayment premium. The obligations under the Amended Credit Agreement were secured by our assets and assets of certain of our subsidiaries guaranteeing the Amended Credit Agreement, including pledges of the equity interests of certain subsidiaries that are directly or indirectly owned by us, subject to customary exceptions.

We borrowed an aggregate additional amount of $50.0 million of term loans under the Amended Credit Agreement in two additional $25.0 million tranches on May 5, 2023 and June 30, 2023 (the “Incremental Tranche B Loans” and “Incremental Tranche C Loans,”), respectively.

In connection with the Amended Credit Agreement, we issued warrants to the lenders providing the Incremental Tranche A-1 Loans to purchase 1,980,242 shares of our common stock at an exercise price of $0.01 per share. In addition, (a) on March 27, 2023, in connection with the funding of the Incremental Tranche A-2 Loans, we issued warrants to the lenders providing the Incremental Tranche A-2 Loans to purchase 116,485 shares of our common stock, (b) on May 5, 2023, in connection with the funding of the Incremental Tranche B Loans, we issued warrants to the lenders providing the Incremental Tranche B Loans to purchase 1,048,363 shares of our common stock, and (c) on June 30, 2023, in connection with the funding of the Incremental Tranche C Loans, we issued warrants to the lenders providing the Incremental Tranche C Loans to purchase 1,048,363 shares of our common stock, in each case, at an exercise price of $0.01 per share. We also entered into a registration rights agreement with the applicable lenders, pursuant to which we filed a registration statement with respect to the shares underlying the warrants.

In connection with the Amended Credit Agreement, we made $29.6 million in interest payments to Neuberger Berman, for the year ended December 31, 2023.

On June 16, 2023, we entered into a forward flow whole loan sale agreement with certain funds affiliated with Neuberger Berman. Pursuant to this agreement, we agreed to sell up to $300.0 million of our personal loan originations over the subsequent twelve months. On April 26, 2024, we amended the agreement to extend the term and revised the commitment amount to instead sell $370.9 million of personal loan originations in aggregate through October 2024. In October 2024, we fulfilled our commitment under the agreement. We will continue to service these loans upon transfer of the receivables. As part of this agreement, during the years ended December 31, 2024 and 2023, we transferred loans receivable totaling $151.0 million and $220.5 million, respectively, and we received servicing revenue of $2.5 million and $11.1 million, respectively.

On March 12, 2024, we entered into an additional amendment to the Amended Credit Agreement, which among other modifications, required certain principal payments in amounts equal to $5.7 million per month to be made by us on the last business day of each of March, April and May 2024.

On November 14, 2024, the Original Credit Agreement, as amended, was terminated and the associated outstanding original term loan was repaid in full in the amount of $211.3 million, in connection with the Refinancing Credit Agreement disclosed below. Prior to the date of termination, we had made $33.3 million in interest payments to Neuberger Berman in fiscal year 2024.

On October 23, 2024, we entered into a new agreement to borrow $235 million of senior secured term loans from certain funds affiliated with Neuberger Berman, and the other lenders thereto (the “Refinancing Credit Agreement” and the “Refinancing Term Loan”). The Refinancing Term Loan bears interest at (i) a cash rate of 12.50% per annum plus (ii) an amount payable in cash or in kind, at our option, equal to 2.50% and is scheduled to mature on November 14, 2028. Certain prepayments under the Refinancing Agreement are subject to a prepayment premium. The obligations under the Refinancing Credit Agreement are secured by our assets

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and certain of subsidiaries guaranteeing the loan, including pledges of the equity interests of certain subsidiaries that are directly or indirectly owned by us, subject to customary exceptions. The Refinancing Credit Agreement contains several financial covenants; these covenants are included together with other customary affirmative and negative covenants (including reporting requirements), representations and warranties and events of default. In connection with the Refinancing Credit Agreement, we issued warrants to certain funds affiliated with Neuberger Berman to purchase 2,426,503 shares of our common stock at an exercise price of $0.01 per share. We also entered into another registration rights agreement with the applicable lenders, pursuant to which we filed a registration statement with respect to the shares underlying the warrants.

In connection with the Refinancing Credit Agreement, we made approximately $700 thousand in interest payments to Neuberger Berman, for the year ended December 31, 2024.

On April 2, 2025, we entered into a warehouse facility (the “PLW III Warehouse Facility”) with certain funds affiliated with Neuberger Berman and other lenders party thereto. In connection with the PLW III Warehouse Facility, our subsidiary, entered into a Loan and Security Agreement (the “Loan and Security Agreement”) for a three-year term and a borrowing capacity of approximately $187.5 million. Borrowings under the Loan and Security Agreement accrue interest at a rate equal to Term SOFR plus a weighted average spread of 3.35%. The advance rate for the PLW III Warehouse Facility is 95.0%, subject to certain delinquency and liquidity triggers that could lower the advance rate to 92.0%. The Loan and Security Agreement includes customary representations and warranties, as well as affirmative and negative covenants. The Loan and Security Agreement contains customary events of default. The Lenders could elect to accelerate the maturity of the loans and/or terminate the commitments under the Loan and Security Agreement upon the occurrence and during the continuation of an event of default, and the Borrower could be required to repay all amounts outstanding under the Loan and Security Agreement. The Loan and Security Agreement also contains certain financial maintenance covenants that require us and our subsidiaries to not exceed a specified leverage ratio, to maintain a minimum tangible net worth, and to maintain a minimum level of unrestricted cash or cash equivalents while any borrowings under the Loan and Security Agreement are outstanding.

Transactions with Castlelake

On October 20, 2023, we entered into a private structured financing facility (the “Structured Financing Facility”). In connection with the Structured Financing Facility, certain of our subsidiaries, entered into a Receivables Loan and Security Agreement (the “Receivables Loan and Security Agreement”) with certain funds and affiliates of Castlelake L.P., beneficial owner of greater than five percent of our outstanding common stock, as Lenders, pursuant to which we borrowed $197 million. Borrowings under the Receivables Loan and Security Agreement accrue interest at a blended rate equal to 10.05%. The Receivables Loan and Security Agreement includes customary representations and warranties, as well as affirmative and negative covenants. The Receivables Loan and Security Agreement contains customary events of default. The Lenders could elect to accelerate the maturity of the loans and/or terminate the commitments under the Receivables Loan and Security Agreement upon the occurrence and during the continuation of an event of default, and the Borrower could be required to repay all amounts outstanding under the Receivables Loan and Security Agreement. The Receivables Loan and Security Agreement also contains certain financial maintenance covenants that require us to maintain a minimum tangible net worth and to maintain a minimum level of unrestricted cash or cash equivalents while any borrowings under the Receivables Loan and Security Agreement are outstanding.

In connection with the Structured Financing Facility, we made $20.2 million in interest payments to certain funds and affiliates of Castlelake L.P., for the year ended December 31, 2024.

On August 3, 2023, we entered into a forward flow whole loan sale agreement with certain funds affiliated with Castlelake L.P. Pursuant to this agreement, we agreed to sell up to $400.0 million of our personal loan originations over the subsequent twelve months and we are committed to service these loans upon transfer of the receivables. Pursuant to this agreement, during the year ended December 31, 2024, we transferred loans receivable totaling $192.7 million, and we received servicing revenue of $12.1 million.

On October 23, 2024, we entered into the Refinancing Credit Agreement to borrow $235 million of senior secured term loans from McLaren Harbor LLC, a fund affiliated with Castlelake L.P., and the other lenders thereto. The Refinancing Term Loan bears interest at (i) a cash rate of 12.50% per annum plus (ii) an amount payable in cash or in kind, at our option, equal to 2.50% and is scheduled to mature on November 14, 2028. Certain prepayments under the Refinancing Agreement are subject to a prepayment premium. The obligations under the Refinancing Credit Agreement are secured by our assets and certain of subsidiaries guaranteeing

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the loan, including pledges of the equity interests of certain subsidiaries that are directly or indirectly owned by us, subject to customary exceptions. The Refinancing Credit Agreement contains several financial covenants; these covenants are included together with other customary affirmative and negative covenants (including reporting requirements), representations and warranties and events of default. In connection with the Refinancing Credit Agreement, we issued warrants to McLaren Harbor LLC to purchase 2,426,503 shares of our common stock at an exercise price of $0.01 per share. We also entered into another registration rights agreement with the applicable lenders, pursuant to which we filed a registration statement with respect to the shares underlying the warrants.

In connection with the Refinancing Credit Agreement, we made approximately $700 thousand in interest payments to McLaren Harbor LLC, for the year ended December 31, 2024.

Policies and Procedures for Related Party Transactions

We have adopted a policy that all transactions, arrangements, or relationships in which the amounts exceed $120,000 or one percent of the average Company’s total assets at year-end for the last two completed fiscal years between us and our directors, executive officers, holders of more than 5% of our capital stock, any member of the immediate family of the foregoing persons, or their affiliates are approved by the audit and risk committee, or a similar committee consisting of entirely independent directors, according to the terms of our Code of Business Conduct. In approving or rejecting any such related party proposal, the audit and risk committee will consider the relevant facts and circumstances available and deemed to be relevant to the matter, including, but not limited to, risks, costs, impact on independence, availability of alternatives, and transaction terms that could have been obtained from unaffiliated third parties.

We believe that we have executed all the transactions described above on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intent to ensure that all future transactions between us and related parties are also approved by the audit and risk committee, or a similar committee consisting of entirely independent directors, according to the terms of our Code of Business Conduct, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

Other Matters

Annual Report on Form 10-K and SEC Filings

We have filed our Annual Report on Form 10-K for the year ended December 31, 2024, as amended by our Amendment No. 1 to our Annual Report on Form 10-K/A, with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Our Annual Report and this proxy statement are posted on our investor relations website at https://investor.oportun.com and are available from the SEC at its website at www.sec.gov. If you do not have access to the internet or have not received a copy of our Annual Report, you may request a copy of it or any exhibits thereto without charge by writing to our Corporate Secretary at Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070.

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Appendix A

Reconciliation on Non-GAAP Financial Measures

The proxy statement contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure defined as our net income, adjusted to eliminate the effect of certain items as described below. We believe that Adjusted EBITDA is an important measure because it allows management, investors and our Board to evaluate and compare our operating results, including our return on capital and operating efficiencies, from period-to-period by making the adjustments described below. In addition, it provides a useful measure for period-to-period comparisons of our business, as it removes the effect of taxes, certain non-cash items, variable charges and timing differences.

•

We believe it is useful to exclude the impact of income tax expense (benefit), as reported, because historically it has included irregular income tax items that do not reflect ongoing business operations.

•

We believe it is useful to exclude the impact of interest expense associated with the Company’s corporate financing, as we view this expense as related to our capital structure rather than our funding.

•	We believe it is useful to exclude the impact of depreciation and amortization and stock-based compensation expense because they are non-cash charges.

•

We believe it is useful to exclude the impact of certain non-recurring charges, such as expenses associated with our workforce optimization, acquisition and integration related expenses, and other non-recurring charges because these items do not reflect ongoing business operations. Other non-recurring charges include litigation reserve, impairment charges, debt amendment and warrant amortization costs related to our Corporate Financing.

•

We also reverse origination fees for Loans Receivable at Fair Value, net. We recognize the full amount of any origination fees as revenue at the time of loan disbursement in advance of our collection of origination fees through principal payments. As a result, we believe it is beneficial to exclude the uncollected portion of such origination fees, because such amounts do not represent cash that we received.

•	We also reverse the fair value mark-to-market adjustment because it is a non-cash adjustment.

The following table presents a reconciliation of Net Income (loss) to Adjusted EBITDA for the years ended December 31, 2024 and 2023:

	Year Ended December 31,
Adjusted EBITDA (in thousands)	2024	2023

Net income (loss)	$(78,682)	$(179,951)

Adjustments:

Income tax expense (benefit)	(36,495)	(73,702)

Interest on corporate financing	51,135	51,781

Depreciation and amortization	52,186	54,879

Stock-based compensation expense	13,053	17,997

Workforce optimization expenses	3,067	22,485

Other non-recurring charges(1)	30,952	15,524

Fair value mark-to-market adjustment	69,331	109,548

Adjusted EBITDA	$104,547	$18,561

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(1)

Our calculation of Adjusted EBITDA was updated in Q1 2024 to more closely align with management’s internal view of the performance of the business. The FY 2023 values for Adjusted EBITDA shown in the table above have been revised and presented on a comparable basis, prior to these revisions the value would have been $1.7 million.

Adjusted Net Income (Loss)

Adjusted Net Income is a non-GAAP financial measure defined as net income adjusted to eliminate the effect of certain items as described below. We believe that Adjusted Net Income is an important measure of operating performance because it allows management, investors, and our Board to evaluate and compare our operating results, including return on capital and operating efficiencies, from period to period, excluding the after-tax impact of non-cash, stock-based compensation expense and certain non-recurring charges.

•

We believe it is useful to exclude the impact of income tax expense (benefit), as reported, because historically it has included irregular income tax items that do not reflect ongoing business operations. We also include the impact of normalized income tax expense by applying a normalized statutory tax rate.

•

We believe it is useful to exclude the impact of certain non-recurring charges, such as expenses associated with our workforce optimization, and other non-recurring charges because we do not believe that these items reflect our ongoing business operations. Other non-recurring charges include litigation reserve, impairment charges, debt amendment and warrant amortization costs related to our corporate financing facilities.

•	We believe it is useful to exclude stock-based compensation expense because it is a non-cash charge.

•

We also exclude the fair value mark-to-market adjustment on our asset-backed notes carried at fair value to align with the 2023 accounting policy decision to account for new debt financings at amortized cost.

The following table presents a reconciliation of Net Income (loss) to Adjusted Net Income for the years ended December 31, 2024 and 2023:

	As of or for the Year Ended December 31,
Adjusted Net Income (Loss) (in thousands)	2024	2023

Net income (loss)	$(78,682)	$(179,951)

Adjustments:

Income tax expense (benefit)	(36,495)	(73,702)

Stock-based compensation expense	13,053	17,997

Workforce optimization expenses	3,067	22,485

Other non-recurring charges	30,952	15,524

Net decrease in fair value of credit cards receivable	36,177	—

Mark-to-market adjustment on asset-backed notes	72,089	99,951

Adjusted income (loss) before taxes	40,161	(97,696)

Normalized income tax expense	10,843	(26,378)

Adjusted Net Income (Loss) (1)	$29,318	$(71,318)

Income tax rate (2)	27.0%	27.0%
(1)

Our calculation of Adjusted Net Income (Loss) was updated in Q1 2024 to more closely align with management’s internal view of the performance of the business. The value for the year ended December 31, 2023 for Adjusted Net Income (Loss) shown in the table above has been revised and presented on a comparable basis, prior to these revisions the value would have been $(124.1) million.

(2)	Income tax rates for the years ended December 31, 2024 and December 31, 2023, are based on a normalized statutory rate.

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The following table presents a reconciliation of net income (loss) to Adjusted Net Income (Loss) for the three months ended March 31, 2025 and 2024:

	Three Months Ended March 31,
Adjusted Net Income (Loss) (in thousands)	2025	2024

Net income (loss)	$9,767	$(26,439)

Adjustments:

Income tax expense (benefit)	3,392	(4,036)

Stock-based compensation expense	2,831	3,982

Workforce optimization expenses	(114)	800

Other non-recurring charges	1,776	3,531

Mark-to-market adjustment on asset-backed notes	7,885	27,123

Adjusted income (loss) before taxes	25,537	4,961

Normalized income tax expense	6,895	1,1339

Adjusted Net Income (Loss)	$18,642	$1,339

Income tax rate (1)	27.0%	27.0%

(1)	Income tax rate for the three months ended March 31, 2025 and 2024 is based on a normalized statutory rate.

Adjusted Earnings Per Share

Adjusted Earnings (Loss) Per Share is a non-GAAP financial measure defined as as Adjusted Net Income divided by weighted average diluted shares outstanding. We believe Adjusted Earnings (Loss) Per Share is an important measure because it allows management, investors and our Board to evaluate the operating results, operating trends and profitability of the business in relation to diluted adjusted weighted-average shares outstanding.

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The following table presents a reconciliation of diluted Earnings (Loss) Per Share to Diluted Adjusted Earnings (Loss) Per Share for the three months ended March 31, 2025 and 2024. For the reconciliation of net income to Adjusted Net Income (Loss), see the immediately preceding table “Adjusted Net Income (Loss).”

	Three Months Ended March 31,
(in thousands, except share and per share data)	2025	2024

Diluted earnings (loss) per share	$0.21	$(0.68)

Adjusted Earnings Per Share

Adjusted Net Income	18,642	3,622

Basic weighted-average common shares outstanding	45,496,705	38,900,876

Weighted average effect of dilutive securities:

Stock options	—	—

Restricted stock units	1,541,094	435,763

Diluted Adjusted weighted-average common shares outstanding	47,037,799	39,336,639

Adjusted Earnings Per Share	$0.40	$0.09

Adjusted Operating Expense

Adjusted Operating Expense is a non-GAAP financial measure defined as total operating expenses adjusted to exclude stock-based compensation expense and certain non-recurring charges, such as expenses associated with our workforce optimization, and other non-recurring charges. Other non-recurring charges include litigation reserve, impairment charges, and debt amendment costs related to our corporate financing facility. We believe Adjusted Operating Expense is an important measure because it allows management, investors and our Board to evaluate and compare our operating costs from period to period, excluding the impact of non-cash, stock-based compensation expense and certain non-recurring charges.

The following table presents a reconciliation of Operating Expense to Adjusted Operating Expense for the years ended December 31, 2024 and 2023:

	As of or for the Year Ended December 31,
(in thousands)	2024	2023

Total Operating Expense	410,381	534,319

Adjustments:

Stock-based compensation expense	(13,053)	(17,997)

Workforce optimization expenses	(3,067)	(22,485)

Other non-recurring charges	(12,921)	(14,409)

Total Adjusted Operating Expenses	$381,340	$479,428

83

Appendix B

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF OPORTUN FINANCIAL CORPORATION

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Oportun Financial Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

1.

The name of the Corporation is Oportun Financial Corporation. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 30, 2011. The original name of the corporation was Progreso Financiero Holdings, Inc.

2.

This Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware, by the Board of Directors and the stockholders of the Corporation.

3.	Section C of Article V of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“C. REMOVAL OF DIRECTORS.

a. Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, the entire Board of Directors or any individual director may be removed in the manner provided in Section 141(k) of the DGCL.

b.  [RESERVED]”

4.	Section (E)(1) of Article V of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“1. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Company. Any adoption, alteration, amendment or repeal of the Bylaws of the Company by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders of the Corporation shall also have power to adopt, alter, amend or repeal the Bylaws of the Company; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law, by this Amended and Restated Certificate of Incorporation or by any Preferred Stock certificate of designation, the Bylaws of the Corporation may not be adopted, altered, amended or repealed by the stockholders of the Corporation except in accordance with the provisions of the Bylaws relating to amendments to the Bylaws.”

5.	Section (B) of Article VIII of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“B. Any amendment to this Amended and Restated Certificate of Incorporation that requires stockholder approval pursuant to the DGCL shall require the affirmative vote of the holders of at least a majority of the voting power of the issued and then-outstanding shares of capital stock of the Corporation entitled to vote thereon.”

84

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by a duly authorized officer of the Corporation on       .

By:

Name:
Title:

85

Appendix C

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF OPORTUN FINANCIAL CORPORATION

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Oportun Financial Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

1.

The name of the Corporation is Oportun Financial Corporation. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 30, 2011. The original name of the corporation was Progreso Financiero Holdings, Inc.

2.

This Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware, by the Board of Directors and the stockholders of the Corporation.

3.	Section C(a) of Article V of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“a. Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, the entire Board of Directors or any individual director may be removed in the manner provided in Section 141(k) of the DGCL.”

4.	Section B of Article V of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“B. BOARD OF DIRECTORS

Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. At each annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

Notwithstanding the prior paragraph, (1) at the Company’s annual meeting of stockholders held in 2026 (the “2026 Annual Meeting”), the successors of the Class I directors whose terms expire at the 2026 Annual Meeting shall each be elected for a term expiring at the Company’s next annual meeting of stockholders (the “2027 Annual Meeting”); (2) at the 2027 Annual Meeting, the successors of the directors whose terms expire at the 2027 Annual Meeting (including, for the avoidance of doubt, the Class II directors and the successors of the directors elected at the 2026 Annual Meeting) shall each be elected for a term expiring at the Company’s next annual meeting of stockholders following the 2027 Annual Meeting (the “2028 Annual Meeting”); and (3) at the 2028 Annual Meeting and at all annual meetings thereafter, all directors shall be elected for a term expiring at the Company’s next annual meeting of stockholders following such meeting. Commencing with the 2028 Annual Meeting, the classification of the Board of Directors of the Company shall cease.

Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.”

86

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by a duly authorized officer of the Corporation on        .

By:

Name:
Title:

87

Appendix D

Additional Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of our Board, nominees for director and certain of our executive officers are “Participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who are “Participants.”

Directors and Nominees

The following are names of our directors (certain of whom are also nominees for election as directors at the Annual Meeting). The principal occupations or employment of each such person is contained in the accompanying proxy statement. The business address of each such person is c/o Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070.

•	Jo Ann Barefoot

•	Mohit Daswani

•	Ginny Lee

•	Carlos Minetti

•	Louis Miramontes
•	Scott Parker

•	Richard Tambor

•	Sandra A. Smith

•	Raul Vazquez

•	R. Neil Williams

Certain Officers and Employees

The following table sets forth the name and principal occupation of the Company’s officers (other than Mr. Vazquez) who are Participants. The principal business address of each such person is c/o Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070.

Name	Principal Occupation
Dorian Hare	Senior Vice President, Investor Relations

Information Regarding Ownership of the Company’s Securities by Participants

As of May 27, 2025, the number of securities of the Company beneficially owned by directors and executive officers who are Participants is set forth under the title “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in this proxy statement. As of May 27, 2025, the number of securities of the Company beneficially owned by the Company’s other employees who are Participants is set forth below.

Name	Company Securities Beneficially Owned
Dorian Hare	39,790 shares, consisting of (a) 18,014 shares, (b) 20,757 stock options fully vested and exercisable within 60 days from May 27, 2025, and (c) 1,019 RSUs exercisable within 60 days from May 27, 2025.

Information Regarding Transactions in the Company’s Securities by the Participants

The following table sets forth purchases and sales of the Company’s securities during the past two years by the persons listed above under the titles “Directors and Nominees” and “Certain Officers.” None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

88

Company Securities Purchased or Sold May 27, 2023, through May 27, 2025

Name	Transaction Date	Number of Shares	Transaction Code
Jo Ann Barefoot	06/06/2023	19,441	4
	06/26/2024	26,687	4
Mohit Daswani	02/07/2024	7,817	4
	06/26/2024	26,687	4
	12/13/2024	7,420	1
Dorian Hare	6/10/2023	(1,226)	5
	9/10/2023	(307)	5
	10/25/2023	13,560	3
	12/10/2023	(321)	5
	3/15/2024	(456)	5
	3/15/2024	(3,321)	5
	6/10/2024	(335)	5
	6/14/2024	19,084	3
	9/10/2024	(367)	5
	12/10/2024	(351)	3
	3/10/2025	(438)	5
	3/10/2025	(3,089)	5
	3/10/2025	(2,898)	5
	3/14/2025	19,102	3
Ginny Lee	03/31/2023	2,587	4
	06/06/2023	19,441	4
	06/30/2023	2,977	4
	09/30/2023	2,742	4
	12/31/2023	2,982	4
	06/26/2024	26,687	4
Carlos Minetti	02/07/2024	7,817	4
	06/26/2024	26,687	4
	12/13/2024	15,000	1
Louis Miramontes	06/06/2023	19,441	4
	06/26/2024	26,687	4
Scott Parker	06/14/2024	3,417	4
	06/26/2024	26,687	4
Richard Tambor	06/26/2024	26,687	4
Sandra A. Smith	06/06/2023	19,441	4
	06/26/2024	26,687	4

89

Name	Transaction Date	Number of Shares	Transaction Code
Raul Vazquez	06/14/2023	10,766	7
	06/14/2023	(8,084)	9
	06/14/2023	90,909	7
	06/14/2023	(79,230)	10
	06/14/2023	(10,766)	7
	06/14/2023	(90,909)	7
	09/10/2023	(15,606)	5
	12/06/2023	176,361	3
	12/06/2023	176,361	3
	03/15/2024	23,027	7
	03/15/2024	(8,621)	5
	03/15/2024	(3,672)	5
	03/15/2024	(17,659)	5
	03/15/2024	(20,975)	5
	03/15/2024	(23,027)	3
	06/14/2024	152,672	3
	06/14/2024	152,672	3
	09/10/2024	(11,231)	5
	11/27/2024	8,844	1
	03/10/2025	(4,092)	5
	03/10/2025	(17,645)	5
	03/10/2025	(20,976)	5
	03/10/2025	(20,986)	5
	04/02/2025	225,000	3
	04/02/2025	225,000	3
R. Neil Williams	03/31/2023	2,794	4
	06/06/2023	19,441	4
	06/30/2023	3,215	4
	09/30/2023	2,961	4
	12/31/2023	3,886	4
	06/26/2024	33,359	4
	12/11/2024	25,000	1

1. Open market or private purchase

2. Open market or private sale

3. Grant of RSUs or PSUs under the Company’s executive or employee compensation programs

4. Grant of RSUs under the company’s director compensation programs

5. Shares withheld or sold to satisfy tax withholding and remittance obligations in connection with the settlement of RSUs

6. Gift

7. Conversion of derivative security

8. Grant of employee stock option (right to buy) subject to vesting

9. Represents tender of previously owned shares to cover exercise price of stock options.

10. Represents shares withheld to pay exercise price and to satisfy tax withholding and remittance obligations in connection with exercise of stock options.

90

Miscellaneous Information Concerning Participants

Except as described in this proxy statement, no Participant or any of their respective associates or affiliates (together, “Participant Affiliates”) is either a party to any transaction or series of transactions since May 27, 2024, or has knowledge of any current proposed transaction or series of proposed transactions, (1) to which the Company or any of its subsidiaries was or is to be a participant; (2) in which the amount involved exceeds $120,000; and (3) in which any Participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this proxy statement, (1) no Participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company, any parent of the Company or any subsidiary of the Company; and (2) no Participant owns any securities of the Company of record but not beneficially.

Except as described in this proxy statement, no Participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this proxy statement, there are no contracts, arrangements or understandings by any Participant or Participant Affiliate, since May 27, 2024, with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this proxy statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

91

THIS IS THE GREEN PROXY CARD PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED 2025 Annual Meeting of Stockholders Friday, July 18, 2025, at 8:00 a.m., Pacific Time This GREEN proxy is solicited by the Board of Directors The undersigned appoints Raul Vazquez and Kathleen Layton, or any one of them, as proxyholders, each with full power of substitution and re-substitution, to represent the undersigned and to vote, as directed on the reverse side of this GREEN proxy, all of the shares of common stock of Oportun Financial Corporation (“Oportun”) that the undersigned is entitled to vote at Oportun’s 2025 Annual Meeting of Stockholders to be held on Friday, July 18, 2025, at 8:00 a.m., Pacific Time (together with any postponement, adjournment or other delay thereof, the “Annual Meeting”). The Annual Meeting will be held virtually at www.cesonlineservices.com/oprt25_vm. THIS GREEN PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THEN THIS GREEN PROXY WILL BE VOTED “FOR” THE TWO NOMINEES RECOMMENDED BY OPORTUN’S BOARD OF DIRECTORS IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4 AND 5, AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. IF YOU VOTE “FOR” FEWER THAN TWO NOMINEES IN PROPOSAL 1, YOUR SHARES WILL BE VOTED “FOR” ONLY THE NOMINEE THAT YOU HAVE SO MARKED. IF YOU VOTE “FOR” MORE THAN TWO NOMINEES IN PROPOSAL 1, YOUR VOTE ON PROPOSAL 1 WILL BE INVALID AND WILL NOT BE COUNTED. PLEASE SIGN, DATE AND PROMPTLY RETURN THIS GREEN PROXY USING THE ENCLOSED POSTAGE-PAID ENVELOPE. CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE GREEN PROXY

YOUR VOTE IS IMPORTANT Please take a moment now to vote your Oportun shares at the upcoming Annual Meeting. YOU CAN VOTE TODAY IN ONE OF THREE WAYS: Submit your proxy by Internet Please locate the Control Number printed below and access www.proxyvotenow.com/oprt. Then, simply follow the easy instructions on the voting site. Submit your proxy by Telephone Please locate the Control Number printed below and call toll-free in the U.S. or Canada at 855-457-4811 on a touch-tone telephone (if outside the U.S. or Canada, call 575-215-3325). Then, simply follow the easy voice prompts. CONTROL NUMBER: You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the proxyholders to vote your shares in the same manner as if you had completed, signed, dated and returned a GREEN proxy. Submit your proxy by Mail If you do not have access to a touch-tone telephone or to the Internet, please, sign, date and return this GREEN proxy in the enclosed postage-paid envelope, or mail to: Oportun Financial Corporation, c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095. TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Please mark vote as in this sample The Board of Directors recommends a vote “FOR” each of Oportun’s director nominees and “FOR” all other proposals. 1. The election of two Class III directors to serve for a term of three years until Oportun’s 2028 annual meeting of stockholders and until their successors are duly elected and qualified. The Board of Directors recommends that you vote “FOR” only the two nominees recommended by the Board of Directors. Although you may mark instructions with respect to any or all of the nominees, you may mark a vote “FOR” only two nominees in total. You are permitted to vote for fewer than two nominees. If you vote “FOR” fewer than two nominees, your shares will be voted “FOR” only the nominee that you have so marked. If you vote “FOR” more than two nominees, your vote on Proposal 1 will be invalid and will not be counted. If you sign, date and return your GREEN proxy and do not specify how you want your shares to be voted, they will be voted “FOR” the two nominees recommended by the Board of Directors. Nominees RECOMMENDED by the Board of Directors: 1a. Carlos Minetti FOR WITHHOLD 1b. Raul Vazquez FOR WITHHOLD Nominees OPPOSED by the Board of Directors: 1c. Warren Wilcox FOR WITHHOLD The Board of Directors recommends that you vote “FOR” the following proposals: 2. To approve an amendment of Oportun’s Certificate of Incorporation to eliminate supermajority voting provisions and make certain other administrative changes. FOR AGAINST ABSTAIN 3. To approve an amendment of Oportun’s Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors. FOR AGAINST ABSTAIN 4. To approve, on a non-binding advisory basis, Oportun’s named executive officer compensation. FOR AGAINST ABSTAIN 5. To ratify the appointment of Deloitte & Touche LLP as Oportun’s independent registered public accounting firm for the year ending December 31, 2025. FOR AGAINST ABSTAIN Date: , 2025 Signature Signature (Joint Owners) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.